Filed with the Securities and Exchange Commission on April 9, 2026
REGISTRATION NO. 333-267234; 333-288815
INVESTMENT COMPANY ACT NO. 811-07975

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
POST-EFFECTIVE AMENDMENT NO. 5 (333-267234)
and
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
AMENDMENT NO. 190 (811-07975)

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
POST-EFFECTIVE AMENDMENT NO. 3 (333-288815)

PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
(Exact Name of Registered Separate Account)

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
(Name of Insurance Company)

213 WASHINGTON STREET
NEWARK, NEW JERSEY 07102-2992
 (Address of Insurance Company’s principal executive offices)

(973) 802-7333
(Insurance Company’s Telephone Number, including Area Code)

AMY M. WOLTMAN
PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
213 WASHINGTON STREET
NEWARK, NEW JERSEY 07102
(Name and address of agent for service)

COPIES TO:
RICHARD H. KIRK
VICE PRESIDENT
PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
ONE CORPORATE DRIVE
SHELTON, CONNECTICUT 06484
(203) 925-3707

Approximate Date of Proposed Public Offering: Continuously on and after the effective date of this Registration Statement

It is proposed that this filing become effective: (check appropriate box)

□	immediately upon filing pursuant to paragraph (b) of Rule 485
⊠	on May 1, 2026 pursuant to paragraph (b) of Rule 485
□	60 days after filing pursuant to paragraph (a)(i) of Rule 485
□	on ______ pursuant to paragraph (a)(i) of Rule 485

If appropriate, check the following box:

□	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Check each box that appropriately characterizes the Registrant:

□	New Registrant (as applicable, a Registered Separate Account or Insurance Company that has not filed a Securities Act registration statement or amendment thereto within 3 years preceding this filing)
□	Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange Act”))
□

If an Emerging Growth Company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act

⊠	Insurance Company relying on Rule 12h-7 under the Exchange Act
□	Smaller reporting company (as defined by Rule 12b-2 under the Exchange Act)

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Pruco Life of New Jersey Flexible Premium Variable Annuity Account
A Prudential Financial Company
751 Broad Street, Newark, NJ 07102-3777
PRUDENTIAL FLEXGUARD NEW YORK
Flexible Premium Deferred Index-Linked and Variable Annuity (“B SERIES”)
Prospectus Dated: May 1, 2026
This prospectus describes the Prudential FlexGuard New York B Series, a flexible premium deferred index-linked and variable annuity (“Contract” or “Annuity”) offered by Pruco Life Insurance Company of New Jersey (“Pruco Life of New Jersey”, “we”, “our”, “the Company”, or “us”). The Annuity provides for the potential accumulation of retirement savings through investment in the Annuity’s investment options during the Savings Stage and the opportunity for lifetime income with annuitization options. The Annuity is intended for retirement or other long-term investment purposes.
If you are a new investor in the Annuity, you may cancel your Annuity within 10 days of receiving it without paying fees or penalties (60 days if the Contract is being issued as a replacement for another annuity contract or a life insurance policy). Upon cancellation, you will receive your Account Value. You should review this prospectus, or consult with your investment professional, for additional information about the specific cancellation terms that apply.
The types of investment options currently offered under the Annuity include index-linked investment options (“Index Strategies”) and variable investment options with underlying Portfolios (“Variable Options”, “Variable Investment Sub-account,” “Variable Sub-account” or “Sub-account”). See “Appendix A”.
This prospectus describes all the investment options, features, and benefits that we make available under the Annuity. The availability of investment options, features and benefits described in this prospectus may vary depending on the broker-dealer through which the Contract is sold (“financial intermediary variations”). We have identified all such financial intermediary variations that are known or reasonably available to us. See “Appendix E”, “Financial Intermediary Variations.” Financial intermediary variations may be imposed by some broker-dealers without our knowledge. For example, your Financial Professional may not recommend a particular investment option or benefit to you because of a decision by the Financial Professional’s broker-dealer not to offer that investment option or benefit to its customers. Taking into consideration the breadth of our distribution network, we are unable to obtain information about all financial intermediary variations without unreasonable effort or expense. You should discuss with your Financial Professional any limitations, restrictions, or other variations related to the investment options, benefits or other features available to you through your Financial Professional.
This prospectus sets forth information about the Annuity that you should know before investing. The Contract is a complex investment and involves risks, including potential loss of principal. For the Index Strategies:

●
Depending on the Index Strategy, the maximum amount of loss that you could experience from negative Index performance, after taking into account the current limits on Index loss provided under the Annuity, ranges from 70% (with a 30% buffer) to 90% (with a 10% buffer).

●	The Company does not guarantee that the Annuity will always offer Index Strategies that limit Index losses, which would mean risk of loss of the entire amount invested.

●	The Company limits the amount you can earn on an Index Strategy.

○
For Point-to-Point with Cap Rate Index Strategies, the Guaranteed Minimum Cap Rate equals 5.00% for a one-year Index Strategy Term with a 10% Buffer, 4.50% for a one-year Index Strategy Term with a 15% Buffer, and 3% for a one-year Index Strategy Term with a 30% Buffer. The Guaranteed Minimum Cap Rate equals 15.00% for a three-year Index Strategy Term with a 10% Buffer, and 12.00% for a three-year Index Strategy Term with a 20% Buffer. The Guaranteed Minimum Cap Rate equals 24.00% for a six-year Index Strategy Term with a 20% Buffer and 18% for a six-year Index Strategy Term with a 30% Buffer.

○
For Dual Directional Index Strategies, the Guaranteed Minimum Cap Rate equals 5.00% for a one-year Index Strategy Term with a 10% Buffer. The Guaranteed Minimum Cap Rate equals 30.00% for a six-year Index Strategy Term with a 10% Buffer, 27.00% for a six-year Index Strategy Term with a 15% Buffer, and 24.00% for a six-year Index Strategy Term with a 20% Buffer.

■
For Participation Rate with Cap Index Strategies, the Guaranteed Minimum Cap Rate equals 30% for a six-year Index Strategy with a 10% Buffer, and 24% for a six-year Index Strategy with a 20% Buffer and the Guaranteed Minimum Participation Rate equals 100%.

■	For Step Rate Index Strategies, the Guaranteed Minimum Step Rate equals 5% for a one-year Index Strategy with a 10% Buffer.

■	For Tiered Participation Rate Index Strategies, the Guaranteed Minimum Participation Rate equals 100% and the Guaranteed Maximum Tier Level equals 35%.

For the Variable Options, you take all the investment risk for amounts allocated to the Variable Options, which invest in  the Portfolios. If the Variable Options increase in value, then your Account Value goes up; if they decrease in value, your Account Value goes down. How much  your Account Value goes up or down depends on the performance of the Portfolio in which your Variable Option invests. We do not guarantee the  investment results of any Portfolio. An investment in the Annuity is subject to the risk of poor investment performance, and the value of your investment  can vary depending on the performance of the Portfolio, which has its own unique risks.
The Annuity is not a short-term investment and is not appropriate for an investor who needs ready access to cash. Withdrawals could result in surrender charges, taxes and tax penalties. In addition, premature withdrawals from an Index Strategy will result in Interim Value adjustments. In extreme circumstances, the maximum potential loss resulting from a negative Interim Value adjustment is 100% of the amount invested in an Index Strategy.
The Company’s obligations under the Annuity are subject to its financial strength and claims-paying ability.
Please see “How to Contact Us” later in this prospectus for our Service Center address.
In compliance with U.S. law, we deliver this prospectus to Annuity Owners that currently reside outside of the United States. However, we may not market or offer benefits, features or enhancements to prospective or current Annuity Owners while outside of the United States.
These Annuities are NOT deposits or obligations of, or issued, guaranteed or endorsed by, any bank, and are NOT insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Additional information about certain investment products, including index-linked and variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at www.investor.gov.
FOR FURTHER INFORMATION CALL: 1-888-PRU-2888 OR VISIT: WWW.PRUDENTIAL.COM/ANNUITIES
PLNJFGNYPROS

GLOSSARY OF TERMS

We set forth here definitions of some of the key terms used throughout this prospectus. In addition to the definitions here, we also define certain terms in the section of the prospectus that uses such terms.
Account Value: The Interim Value for each Index Strategy plus the total value of any allocations in the Variable Options (including the Holding Account) and the Transfer Account on any Valuation Day other than the Index Strategy Start Date and Index Strategy End Date. The Interim Value does not apply to an Index Strategy on the Index Strategy Start Date and the Index Strategy End Date. On an Index Strategy Start Date, the Index Strategy Base applicable to that Index Strategy would be used instead of the Interim Value. On an Index Strategy End Date, the Index Strategy Base plus the Index Credit applicable to that Index Strategy would be used instead of the Interim Value.
Allocation Option: A Variable Option, Index Strategy, or other option we make available as of any given time to which Account Value may be allocated.
Annuitant/Joint Annuitant: The natural person upon whose life annuity payments made to the Owner are based.
Annuitization: The process by which you direct us to apply the Account Value to one of the available annuity options to begin making periodic payments to the Owner.
Annuity Date: The date on which we apply your Account Value to the applicable annuity option and begin the Payout Stage. As discussed in the “Annuity Period” section, there is a date by which you must begin receiving annuity payments, which we call the “Maximum Annuity Date.”
Annuity Year: The twelve-month period beginning on the Issue Date and continuing through and including the day immediately preceding the first anniversary of the Issue Date. Subsequent Annuity Years begin on the anniversary of the Issue Date and continue through and include the day immediately preceding the next anniversary of the Issue Date.
Application Sign Date: The date that you sign your application. For applications transmitted through electronic order entry, the Application Sign Date is the initial submission date prior to a wet signature, and the wet signature would not be used to determine the Application Sign Date.   Please speak to your Financial Professional regarding exceptions that may apply.
Beneficiary(ies): The natural person(s) or entity(ies) designated as the recipient(s) of the Death Benefit or to whom any remaining period certain payments may be paid in accordance with the “Annuity Period” section of this prospectus.
Buffer: The Buffer limits the amount of negative Index Credit that may be applied to the Index Strategy Base on any Index Strategy End Date. Any negative Index Return in excess of the Buffer reduces the Account Value. The Buffer may vary by Index and Index Strategy Term subject to the minimum Buffer level of 10%.
Cap Rate: The Cap Rate limits the amount of Index Credit that may be credited to the Index Strategy Base on any Index Strategy End Date when the Index Return is positive. A different Cap Rate may be declared for different Indices, Buffers, and different Index Strategy Terms. Cap Rates, upon renewal, may be higher or lower than the initial Cap Rate but will never be less than the Guaranteed Minimum Cap Rate. Renewal Cap Rates may differ from the Cap Rates used for new Annuity contracts or for other Annuity contracts issued at different times. For the Point-to-Point with Cap and Dual Directional Index Strategies, the Guaranteed Minimum Cap Rate, as applicable, equals 5.00% for a one-year Index Strategy Term with a 10% Buffer, 4.50% for a one-year Index Strategy Term with a 15% Buffer, 4.00% for a one-year Index Strategy Term with a 20% Buffer and 3% for a one-year Index Strategy Term with a 30% Buffer. The Guaranteed Minimum Cap Rate equals 15.00% for a three-year Index Strategy Term with a 10% Buffer, 13.50% for a three-year Index Strategy Term with a 15% Buffer and 12.00% for a three-year Index Strategy Term with a 20% Buffer. The Guaranteed Minimum Cap Rate equals 30.00% for a six-year Index Strategy Term with a 10% Buffer, 27.00% for a six-year Index Strategy Term with a 15% Buffer, 24.00% for a six-year Index Strategy Term with a 20% Buffer and 18% for a six-year Index Strategy Term with 30% Buffer. For Participation Rate with Cap Index Strategies, the Guaranteed Minimum Rate equals 30% for a six-year Index Strategy with a 10% Buffer and 24% for a six-year Index Strategy with a 20% Buffer.
Code: The Internal Revenue Code of 1986, as amended from time to time and the regulations promulgated thereunder.
Contingent Annuitant: The natural person named to become the Annuitant upon the death of Annuitant prior to the Annuity Date.
Contingent Deferred Sales Charge (“CDSC”): This is a sales charge that may be deducted when you make a surrender or take a partial withdrawal from your Annuity. We refer to this as a “contingent” charge because it is imposed only if you surrender or take a withdrawal from your Annuity. The charge is a percentage of each applicable Purchase Payment that is being surrendered or withdrawn. The CDSC may also be referred to as a Surrender Charge in this prospectus.
Decedent: The person upon whose death the Death Benefit is payable.
Due Proof of Death: Due Proof of Death is satisfied when we receive all of the following in Good Order: (a) a death certificate or similar documentation acceptable to us; (b) all representations we require or which are mandated by applicable law or regulation in relation to the death claim and the payment of death proceeds (representations may include, but are not limited to, trust or estate paperwork (if needed); consent forms (if applicable); and claims forms from at least one Beneficiary); and (c) any applicable election of the method of payment of the death benefit, if not previously elected by the Owner, by at least one Beneficiary.

Free Look: The right to examine your Annuity, during a limited period of time, to decide if you want to keep it or cancel it. The length of this time period, and the amount of refund, depends on applicable law. In addition, there is a different Free Look period that applies if your Annuity was sold to you as a replacement of a life insurance policy or another annuity contract. In your Annuity contract, your Free Look right is referred to as your “Right to Cancel.”
Good Order: Good Order is the standard that we apply when we determine whether an instruction is satisfactory. An instruction will be considered in Good Order if it is received at our Service Center: (a) in a manner that is satisfactory to us such that it is sufficiently complete and clear that we do not need to exercise any discretion to follow such instruction and complies with all relevant laws and regulations; (b) on specific forms, or by other means we then permit (such as via telephone or electronic submission); and/or (c) with any signatures and dates as we may require. We will notify you if an instruction is not in Good Order.
Holding Account: A Variable Option we make available and designate as such. You may allocate all or part of your initial Purchase Payment(s) to the Holding Account. The Holding Account may also be used for subsequent Purchase Payments received between Index Anniversaries so long as you provided no other instructions for the Purchase Payment in any other available Variable Options.
Index (Indices): The underlying Index associated with an Index Strategy and used to determine the Index Return in determining the Index Credit. You do not directly participate in an Index.
Index Anniversary Date: The same day, each calendar year, as the day of the initial allocation to an Index Strategy (Index Effective Date). You may allocate available Account Value to a new Index Strategy(ies) or to the Variable Options or other options we make available on this date. You may allocate available Account Value to the same Index Strategy(ies) on this date once the Index Strategy(ies) has reached the Index Strategy End Date.
Index Credit: The amount you receive on an Index Strategy End Date based on the Index Return and the Index Strategy. The Index Credit can be negative, meaning you can lose principal and prior earnings.
Index Effective Date: The first day of the first Index Strategy allocation.
Index Return: The percentage change in the Index Value from the Index Strategy Start Date to the Index Strategy End Date, which is used to determine the Index Credit for an Index Strategy. An Index Return is calculated by taking the Index Value on the Index Strategy End Date, minus the Index Value on the Index Strategy Start Date, and then dividing the result by the Index Value on the Index Strategy Start Date.
Index Strategy(ies): Any Index linked Allocation Option we make available in the Annuity for crediting interest based on the underlying Index associated with the Index Strategy, Buffer, and Index Strategy Term. We may offer other Index Strategies from time to time. You do not invest directly in an Index.
Index Strategies Separate Account: A non-registered, non-unitized separate account that holds some of the assets supporting the Index Strategies. Assets held in the Index Strategies Separate Account are not insulated from our creditors.
Index Strategy Base: The amount of Account Value allocated to an Index Strategy on an Index Strategy Start Date. The Index Strategy Base is used in the calculation of any Index Credit and in the calculation of the Interim Value. The Index Strategy Base is reduced for any withdrawals that occur between an Index Strategy Start Date and Index Strategy End Date in the same proportion that the total withdrawal reduced the Interim Value.
Index Strategy End Date: The last day of an Index Strategy Term. This is the day any applicable Index Credit would be credited to the Index Strategy.
Index Strategy Start Date: The first day of an Index Strategy Term.
Index Strategy Term: The time period allocated to each Index Strategy. The term begins on the Index Strategy Start Date and ends on the Index Strategy End Date.
Index Value: The value of the Index that is published by the Index provider at the close of each day that the Index is calculated. If an Index Value is not published for a particular Valuation Day, the closing Index Value of the next published Valuation Day will be used.
Interim Value: The value of an Index Strategy on any Valuation Day during an Index Strategy Term other than the Index Strategy Start Date and Index Strategy End Date. It is a calculated value (as described in the Interim Value section of this prospectus) and is used when a withdrawal, death benefit payment, Annuitization, or surrender occurs between an Index Strategy Start Date and Index Strategy End Date. During an Index Strategy Term, the Interim Value is included in the Account Value and Surrender Value. If a Performance Lock has occurred, certain parameters of the Interim Value calculation will apply.
Issue Date: The effective date of your Annuity.
Maximum Annuity Date: The Maximum Annuity Date is equal to the first day of the calendar month following the oldest of the Owner(s)’ and Annuitant(s)’ 95th birthday. You may not reallocate to an Index Strategy where the Index Strategy End Date is after your Maximum Annuity Date.
Owner: The Owner is either an eligible entity or natural person named as having ownership rights in relation to the Annuity.
Payout Stage: The period starting on the Annuity Date and during which annuity payments are made.

Participation Rate: The percentage of any Index increase that will be used in calculating the Index Credit at the end of an Index Strategy Term for applicable Index Strategies. A different Participation Rate may be declared for different Index Strategies, Indices and Buffers. Participation Rates, upon renewal, may be higher or lower than the initial Participation Rate but will never be less than the Guaranteed Minimum Participation Rate. Renewal Participation Rates may differ from the Participation Rates used for new Annuity contracts or for other Annuity contracts issued at different times. The Guaranteed Minimum Participation Rate equals 100% for the Tiered Participation Rate Index Strategy and Participation Rate with Cap Index Strategy.
Performance Lock: A feature for an Annuity that allows you to capture the Performance Lock Value. A Performance Lock Request may be submitted on any Valuation Day prior to the Index Strategy End Date. Only one Performance Lock may be active for any given Index Strategy during a respective Index Strategy Term. Performance Locks may not be applied retroactively and must be for the full amount of the Performance Lock Value. Once “locked”, Index Credits will not apply on the Index Strategy End Date. Please see the “Performance Lock” section of this prospectus for additional information.
Performance Lock Date: The Valuation Date on which we process the Performance Lock transaction.
Performance Lock Request: You may request a Performance Lock by contacting us and providing in Good Order instructions. Instructions received in Good Order after the close of any Valuation Day will be applied on the next Valuation Day.
Performance Lock Value: The value of an Index Strategy at the end of any Valuation Day during an Index Strategy Term other than the Index Strategy Start Date and Index Strategy End Date. It is a calculated value that differs from the Interim Value Calculation and is used when a Performance Lock transaction occurs. Once “locked”, the Performance Lock Value will not fluctuate for the remainder of the current Index Strategy Term, unless a withdrawal or a reallocation were to occur.
Portfolio: An underlying mutual fund, or series thereof, in which a Variable Option of the Registered Separate Account invests. A Portfolio also may be referred to in this prospectus as an Underlying Portfolio.
Purchase Payment: A cash consideration in currency of the United States of America given to us in exchange for the rights, privileges, and benefits of the Annuity. We will deduct any applicable fees, charges or Tax Charges prior to allocation to the Allocation Options you select, or the Holding Account for Purchase Payments received between Index Anniversary Dates.
Registered Separate Account: Pruco Life of New Jersey Flexible Premium Variable Annuity Account, which holds the assets supporting the Variable Options. Assets held in the Registered Separate Account are kept separate from all of our other assets and may not be charged with liabilities arising out of any other business we may conduct.
Savings Stage: The period of time from the Issue Date through the last Valuation Day immediately preceding the Annuity Date.
Separate Accounts: Refers to the Registered Separate Account and the Index Strategies Separate Account.
Service Center: The place to which all requests and payments regarding the Annuity are to be sent. We may change the address of the Service Center at any time and will notify you in advance of any such change of address. Please see “How to Contact Us” in this prospectus for the Service Center address.
Step Rate: The Step Rate is the declared rate that may be credited to amounts allocated to the applicable Index Strategies for any given Index. If the Index Return is zero or positive then the Index Credit equals the Step Rate. A different Step Rate may be declared for different Indices and Buffers. For Step Rate Index Strategies, the Guaranteed Minimum Step Rate equals 5% for a one-year Index Strategy with a 10% Buffer.
Surrender Value: The Account Value less any applicable Contingent Deferred Sales Charge, any applicable Tax Charges, and any other applicable charges assessable as a deduction from the Account Value.
Tier Level: The declared Index Return that is used to determine which Participation Rate tier applies in the calculation of Index Credit in the Tiered Participation Rate Index Strategy. Tier Levels, upon renewal, may be higher or lower than the initial Tier Level but will never be more than the Guaranteed Maximum Tier Level. Renewal Tier Levels used for new Annuity contracts or for other Annuity contracts issued at different times. For Tiered Participation Rate Index Strategies, the Guaranteed Maximum Tier Level equals 35%.
Transfer Account: An account we make available and designate as such for use with the allocation of the Initial Purchase Payment(s) and any Purchase Payments received within the Transfer Account Period. The Transfer Account is available for a period of time ending upon the expiration of the Transfer Account Period or the Index Effective Date, whichever occurs first. No interest accrues or is paid on funds in the Transfer Account. No charges are applicable on funds in the Transfer Account. Transfer Account assets are held in the Pruco Life of New Jersey General Account.
Transfer Account Period: A time period beginning on the date your application is signed and ending 45 calendar days later.
Unit: A share of participation in the Variable Option used to calculate your Account Value prior to the Annuity Date.
Unit Price: The value of each Unit of the Variable Option on a Valuation Day.
Valuation Day: Every day the New York Stock Exchange is open for trading or any other day the Securities and Exchange Commission requires mutual funds or unit investment trusts to be valued, and an Index Strategy Index Value is published, not including any day: (1) trading on the NYSE is restricted; (2) an emergency, as determined by the SEC, exists making redemption or valuation of securities held in the Registered Separate Account impractical; or (3) the SEC, by order, permits the suspension or postponement for the protection of security holders.

Variable Option: A division of the Registered Separate Account. The Variable Option also may be referred to in this prospectus and the Contract as a Variable Investment Sub-account, Variable Sub-account, or Sub-account.

OVERVIEW OF THE CONTRACT

Purpose of the Contract
The Prudential FlexGuard New York index-linked and variable annuity is a contract between you, the Owner, and Pruco Life of New Jersey, an insurance company. It is designed for retirement purposes, or other long-term investing, to help you save money for retirement, on a tax deferred basis, and provide income during your retirement through Annuitization. The Annuity provides for the potential accumulation of retirement savings through investment in certain Index Strategies and Variable Options during the Savings Stage.
Phases of the Contract
The Annuity has two distinct phases: the Savings Stage and the Payout Stage. During the Savings Stage, the Annuity offers Variable Options and Index Strategies as opportunities for growth or loss, with levels of downside protection available when allocating to the Index Strategies. See “Investment Options” below. During the Payout Stage (after Annuitization), you can elect to receive annuity payments (1) for life with a guaranteed minimum number of payments or (2) based on joint lives. We currently make annuity payments available on a fixed basis. After Annuitization, the Death Benefit will no longer apply. We reserve the right to make available other annuity options. See the “Annuity Period” section of this prospectus.
Investment Options
Index Strategies: For each Index Strategy, we will apply an Index Credit (i.e., positive or negative interest) at the end of the Index Strategy Term to amounts allocated to the Index Strategy based, in part, on the performance of the Index. You could lose a significant amount of money if the Index declines in value.
We limit the negative Index Return used in calculating the Index Credit applied to an Index Strategy at the end of its Index Strategy Term. Each available Index Strategy provides a level of protection against negative Index Returns through a Buffer; however, negative Index Returns in excess of the Buffer will result in loss, which could be significant. For example, if the Index Return is -25% and the Buffer is 10%, we will apply a -15% Index Credit (the amount of negative Index Return that exceeds the Buffer) at the end of the Index Strategy Term, meaning you will experience a 15% loss. However, for any Index Strategy, there may be additional losses due to surrender charges, negative Interim Value adjustments, taxes and/or tax penalties.
The Company does not guarantee that the Annuity will always offer Index Strategies that limit Index losses.
We may limit the positive Index Return used in calculating Index Credit applied to an Index Strategy at the end of its Index Strategy Term through the use of a Cap or Step Rate, as applicable.

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Point-to-Point with Cap Rate Index Strategy: A Point-to-Point with Cap Index Strategy allows for a positive Index Credit equal to the Index Return up to the Cap Rate. If the Index Return is positive but less than the Cap Rate, the Index Credit will be equal to the Index Return. If the Index Return is positive and equal to or greater than the Cap Rate, then the Index Credit will be equal to the Cap Rate. For example, assuming a Cap Rate of 5% and an Index Return of 10% (which is greater than the Cap Rate), we will apply a 5% Index Credit at the end of the Index Strategy Term, meaning you will experience a 5% gain.

For Point-to-Point with Cap Rate Index Strategies, the Guaranteed Minimum Cap Rate equals 5.00% for a one-year Index Strategy Term with a 10% Buffer, 4.50% for a one-year Index Strategy Term with a 15% Buffer, and 3% for a one-year Index Strategy Term with a 30% Buffer. The Guaranteed Minimum Cap Rate equals 15.00% for a three-year Index Strategy Term with a 10% Buffer, and 12.00% for a three-year Index Strategy Term with a 20% Buffer. The Guaranteed Minimum Cap Rate equals 24.00% for a six-year Index Strategy Term with a 20% Buffer and 18% for a six-year Index Strategy Term with a 30% Buffer.

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Tiered Participation Rate: A Tiered Participation Rate Index Strategy allows for a positive Index Credit equal to the Index Return multiplied by one or two Participation Rates. If the Index Return is between zero and the Tier Level, then the Index Credit will be equal to the Index Return multiplied by the Participation Rate for the 1st tier. If the Index Return is greater than or equal to the declared Tier Level, the Index Credit will be the sum of the Tier Level multiplied by the Participation Rate for the 1st tier and the remaining Index Return multiplied by the Participation Rate for the 2nd tier. For example, assume the 1st Tier Participation Rate is 100%, the 2nd Tier Participation Rate is 120% and the Tier Level is 10%. If the Index Return is 5%, we will apply the 1st Tier Participation Rate to the entire Index Return. The 2nd Tier Participation Rate will not apply to any portion of the Index Return because the Index Return is lower than the Tier Level. The Index Credit at the end of the Index Strategy Term will be 5% (i.e., 5% x 100%), meaning you will experience a 5% gain. If the Index Return is instead 15%, we will apply the 1st Tier Participation Rate to the first 10% of Index Return and the 2nd Tier Participation Rate to the remaining 5% of Index Return. The Index Credit at the end of the Index Strategy Term will be 16% (i.e., (10% x 100%) + (5% x 120%)), meaning you will experience a 16% gain.

For Tiered Participation Rate Index Strategies, the Guaranteed Minimum Participation Rate equals 100% and the Guaranteed Maximum Tier Level equals 35%.

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Dual Directional Index Strategy: A Dual Directional Index Strategy allows for an Index Credit equal to the Index Return up to a Cap Rate when the Index Return is positive and an Index Credit equal to the absolute value of the Index Return, not limited by a Cap Rate, when the Index Return is negative and equal to or within the Buffer. The absolute value of the Index Return is the value without regard to the mathematical sign (positive or negative) of the Index Return. This means that if the Index Return is positive and equal to or greater than the Cap Rate, then the Index Credit is equal to the Cap Rate. If the Index Return is zero or positive, but less than the Cap Rate, the Index Credit is equal to the Index Return. For example, assuming a Cap Rate of 4% and an Index Return of 8% (which is greater than the Cap Rate), we will apply a 4% Index Credit at the end of the Index Strategy Term, meaning you will experience a 4% gain. This also means that if the Index Return is negative and equal to or within the Buffer, we will apply an Index Credit. For example, assuming a 10% Buffer and an Index Return of negative 8% (which is within the 10% Buffer), we will apply a positive 8% (the absolute value of the Index Return) Index Credit at the end of the Index Strategy Term, meaning you will experience an 8% gain. If the Index Return is instead a negative 12% (which exceeds the 10% Buffer), we will apply a negative 2% Index Credit at the end of the Index Strategy Term, meaning you will experience a 2% loss.

For Dual Directional Index Strategies, the Guaranteed Minimum Cap Rate equals 5.00% for a one-year Index Strategy Term with a 10% Buffer. The Guaranteed Minimum Cap Rate equals 30.00% for a six-year Index Strategy Term with a 10% Buffer, 27.00% for a six-year Index Strategy Term with a 15% Buffer, and 24.00% for a six-year Index Strategy Term with a 20% Buffer.

●
Participation Rate with Cap Index Strategy: The Participation Rate with Cap Index Strategy applies a percentage to any positive Index Return, subject to a maximum level of the Cap Rate, that may be credited to the Index Strategy at the Index Strategy End Date for any given Index Strategy Term. If the Index Return is positive, the Index Credit is equal to the Index Return multiplied by the Participation Rate up to the Cap Rate. For example, assuming a Cap Rate of 100%, a Participation Rate of 130% and an Index Return of 75%, the Index Credit would be 130% of 75% or 97.5% (which is less than the Cap Rate) so your account is credited 97.5%. If the Index Return is 125% under the same assumptions, the Index Credit would be calculated by first multiplying 130% of 125%, which is 162.5% (which is greater than the Cap Rate) so your account is credited 100%.

For Participation Rate with Cap Index Strategies, the Guaranteed Minimum Cap Rate equals 30% for a six-year Index Strategy with a 10% Buffer, and 24% for a six-year Index Strategy with a 20% Buffer. The Guaranteed Minimum Participation Rate equals 100%.

●
Step Rate Index Strategy: The Step Rate is the declared rate that may be credited to an Index Strategy for any given Index Strategy Term. If the Index Return is zero or positive, then the Index Credit is equal to the Step Rate. For example, assuming a Step Rate of 9.5% and an Index Return of 4% (which is positive and less than the Step Rate), the Index Credit is 9.5% which is the Step Rate. Assuming the Step Rate is 9.5% and the Index Return is 20% (which is positive and greater than the Step Rate), the Index Credit is 9.5% which is the Step Rate.

For Step Rate Index Strategies, the Guaranteed Minimum Step Rate equals 5% for a one-year Index Strategy with a 10% Buffer.

Variable Options: The Variable Options we make available invest in a Portfolio whose share price generally fluctuates each day. The Variable Options do not provide any level of protection against negative returns. You are at risk of losing principal and any earnings if you allocate funds to the Variable Options, which could result in a significant amount of loss. The assets that are held in support of the Variable Options are kept separate from all our other assets and may not be chargeable with liabilities arising out of any other business we may conduct.
Additional information about the Investment Options is provided in Appendix A to the prospectus.
Contract Features
Performance Lock: During the Savings Stage you can capture the Performance Lock Value of an Index Strategy at the end of any Valuation Day during the Index Strategy Term through our Performance Lock feature. If you exercise a Performance Lock, you will no longer participate in the Index Strategy performance for the remainder of the current Index Strategy Term and you may receive less than the full Index Credit, or less than the full protection of the Buffer, than you would have received if you waited for us to apply the Index Credit on the Index Strategy End Date.
Death Benefits: You may name a Beneficiary to receive the proceeds of your Annuity upon your death. Your death benefit must be distributed within the time period required by federal tax law. The Death Benefit is the Return of Purchase Payments Death Benefit. Please see “The Return of Purchase Payments Death Benefit” section of this prospectus for more information.
Annuitization: During Annuitization, you can elect to receive annuity payments (1) for life with a guaranteed minimum number of payments; or (2) based on joint lives. We currently make annuity payments available on a fixed basis. After Annuitization, the Death Benefit will no longer apply. We reserve the right to make available other annuity options. See the “Annuity Period” section of this prospectus.
Withdrawals: You can withdraw a limited amount of money from your Annuity on an annual basis without any charges. Other product features allow you to access your Account Value at any time, although a charge may apply. All withdrawals may be subject to ordinary income tax and may be subject to a 10% additional tax for withdrawals taken prior to age 59½.
Contract Adjustments
You could lose a significant amount of money due to an Interim Value adjustment if amounts are removed from an Index Strategy prior to the end of an Index Strategy Term. An Interim Value adjustment will apply upon any withdrawal, death benefit payment, transfer, Annuitization, or surrender that occurs during an Index Strategy Term other than on the Index Strategy Start Date or Index Strategy End Date. An Interim Value adjustment may be positive, negative or equal to zero. A negative Interim value adjustment will result in loss.

KEY INFORMATION

Important Information You Should Consider About the Annuity
Fees, Expenses, and Adjustments
Are there Charges or Adjustments for Early Withdrawals?
Yes.
Contingent Deferred Sales Charges (CDSC): If you withdraw money from the Annuity within 6 years following your last Purchase Payment, you may be assessed a CDSC. The maximum CDSC is 7.0% of the Purchase Payment, and a CDSC may be assessed up to 6 years after the last Purchase Payment. If you make an early withdrawal, you could pay a CDSC of up to $7,000 on a $100,000 withdrawal. Losses from CDSC will be greater if there are also negative Interim Value adjustments, taxes, or tax penalties.
Interim Value Adjustments: If all or a portion of Account Value is removed from an Index Strategy before the end of the Index Strategy Term, we will apply an Interim Value adjustment, which may be negative. In extreme circumstances, you could lose up to 100% of your investment in an Index Strategy due to a negative Interim Value adjustment. For example, if you allocate $100,000 to an Index Strategy with a 3-year Strategy Term and later make a withdrawal before the 3 years have ended, you could lose your $100,000 investment. Losses from negative Interim Value adjustments will be greater if you also have to pay a surrender charge, taxes or tax penalties. An Interim Value adjustment will apply upon any withdrawal, death benefit payment, Annuitization, or surrender that occurs during an Index Strategy Term other than on the Index Strategy Start Date or Index Strategy End Date.
For more information on surrender charges and Interim Value adjustments, please refer to the “Fee Table” and “Charges and Adjustments” sections of this prospectus.

Are there Transaction Charges?
Yes.
In addition to surrender charges and Interim Value adjustments, you may also be charged for additional copies of reports. For more information, please refer to the “Fee Table” and “Charges and Adjustments” sections of this prospectus.

Important Information You Should Consider About the Annuity
Fees, Expenses, and Adjustments
Are there Ongoing Fees and Expenses?
Yes.
The table below describes the fees and expenses that you may pay each year, depending on the options you choose. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.
There is an implicit ongoing fee on the Index Strategies to the extent that an Index Strategy’s Cap Rate, or Step Rate as applicable, limit the positive Index Return used in calculating the Index Credit that may be applied to an Index Strategy at the end of an Index Strategy Term. This means that your returns may be lower than the Index Return. In return for accepting this limit on Index gains, you will receive some protection from Index losses. This implicit ongoing fee is not reflected in the tables below.

	Annual Fee	Minimum	Maximum
	Base Contract Fees	1.20%(1)	1.30%(1)
	Portfolio Company fees and expenses	0.57%	1.25%
	Optional benefits available for an additional charge (for a single optional benefit, if elected)	None.	None.
(1)Insurance Charge. A percentage of the net assets of the Variable Options. For Purchase Payments equal to or greater than $1,000,000, the charge will be 1.20%.
Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the Contract, which could add surrender charges and negative Interim Value adjustments that substantially increase costs.

	Lowest Annual Cost $1,912	Highest Annual Cost $2,601
	Assumes: Investment of $100,000 5% annual appreciation Least expensive Portfolio fees and expenses No sales charges No subsequent Purchase Payments, transfers or withdrawals	Assumes: Investment of $100,000 5% annual appreciation Most expensive Portfolio fees and expenses No sales charges No subsequent Purchase Payments, transfers or withdrawals
For more information on ongoing fees and expenses, please refer to the “Fee Table” and “Charges and Adjustments” sections of this prospectus.

Risks
Is there a Risk of Loss from Poor Performance?
Yes.
You can lose money by investing in the Annuity. Under an Index Strategy, the maximum amount of loss that you could experience from negative Index performance at the end of an Index Strategy Term, after taking into account the current limits on Index loss provided under the Annuity, is: 90% loss for a 10% Buffer; 85% loss for a 15% Buffer; 80% loss for a 20% Buffer; and 70% loss for a 30% Buffer.
For the Variable Options, you take all the investment risk for amounts allocated to the Variable Options, which invest in the Portfolios. If the Variable Options increase in value, then your Account Value goes up; if they decrease in value, your Account Value goes down. How much your Account Value goes up or down depends on the performance of the Portfolio in which your Variable Option invests. An investment in the Annuity is subject to the risk of poor investment performance, and the value of your investment can vary depending on the performance of the Portfolio, which has its own unique risks.
The Company does not guarantee that the Annuity will always offer Index Strategies that limit Index losses, which would mean a risk of loss of the entire amount invested.
For more information on the risk of loss, please refer to the “Principal Risks of Investing in the Contract” section of this prospectus.

Is this a Short-Term Investment?
No.
The Annuity is not a short-term investment and is not appropriate for an investor who needs ready access to cash. The Annuity is designed to provide benefits on a long-term basis. Because of the long-term nature of the Contract, you should consider whether the Contract is consistent with your financial situation and objectives.
Amounts withdrawn from the Annuity may result in surrender charges, taxes and tax penalties. In addition, removing amounts from an Index Strategy prior to the Index Strategy End Date may result in a negative Interim Value adjustment and loss of positive Index performance.
Removing a portion of amounts in an Index Strategy prior to the Index Strategy End Date will also result in an immediate reduction to your Index Strategy Base. The Index Strategy Base will be proportionately reduced, and the proportionate reduction could be greater than the amount removed. Reductions to your Index Strategy Base will result in lower Interim Values for the remainder of the Index Strategy Term and less positive Index Credit (if any) on the Index Strategy End Date.
At the end of an Index Strategy Term, amounts in the matured Index Strategy will be reallocated, withdrawn or otherwise processed according to your instructions. You must provide instructions for reallocation by the Index Anniversary Date corresponding to the Index Strategy End Date. In the absence of instructions, if the same Index Strategy is available, amounts in the matured Index Strategy will be automatically re-invested in the same Index Strategy for a new Index Strategy Term. If the same Index Strategy is no longer available, amounts in the matured Index Strategy will be automatically transferred to the Holding Account. Amounts in the Holding Account may be transferred to an Index Strategy or the available Variable Options on the next Index Anniversary Date.
For more information on the short-term investment risks, please refer to the “Principal Risks of Investing in the Contract”, “Charges and Adjustments”, and “General Description of Contracts - Transfer and Reallocation Guidelines” sections of this prospectus.

Risks
What are the Risks Associated with the Investment Options?
An investment in the Annuity is subject to the risk of poor investment performance and can vary depending on the performance of the investment options available under the Annuity, including the Index Strategies, and the Variable Options. Each investment option has its own unique risks. You should review the investment options before making an investment decision.
For Variable Options:
You take all the investment risk for amounts allocated to the Variable Options, which invest in the Portfolios. If the Variable Options increase in value, then your Account Value goes up; if they decrease in value, your Account Value goes down. How much your Account Value goes up or down depends on the performance of the Portfolio in which your Variable Option invests. We do not guarantee the investment results of any Portfolio. An investment in the Annuity is subject to the risk of poor investment performance, and the value of your investment can vary depending on the performance of the Portfolio, which has its own unique risks. We reserve the right to remove or substitute the Portfolios and close the Variable Options to new investment.
For the Index Strategies:
  The Cap Rate or Step Rate, as applicable, may limit positive Index Credits (i.e., limited upside). This may result in you earning less than the Index Return. For example:
  Point-to-Point with Cap Index Strategy. Assuming a Cap Rate of 5% and an Index Return of 10% (which is greater than the Cap Rate), we will apply a 5% Index Credit at the end of the Index Strategy Term.
  Dual Directional Index Strategy. Assuming a Cap Rate of 4% and an Index Return of 8% (which is greater than the Cap Rate), we will apply a 4% Index Credit at the end of the Index Strategy Term.
  Step Rate Index Strategy. Assuming a Step Rate of 9% and an Index Return of 20% (which is greater than the Step Rate), we will apply a 9% Index Credit at the end of the Index Strategy Term.
  Participation Rate with Cap Index Strategy. Assuming a Cap Rate of 100%, a Participation Rate of 130% and an Index Return of 125%, the Index Credit would be 130% of 125% or 162.5% (which is greater than the Cap Rate), we will apply a 100% Index Credit at the end of the Index Strategy Term.
  The Buffer may limit negative Index Credits (i.e., limited protection in the case of market decline). For example, if the Index Return is -25% and the Buffer is 10%, we will apply a -15% Index Credit (the amount of negative Index Return that exceeds the Buffer) at the end of the Index Strategy Term.
  There may be losses due to surrender charges, negative Interim Value adjustments, and taxes and tax penalties.
Index performance is on a “price return” basis, not a “total return” basis, and therefore does not reflect dividends paid on the securities composing the Index. These factors will reduce the Index Return and will cause the Index to underperform a direct investment in the securities composing the Index.
For more information on the risks associated with investment options, please refer to the “Principal Risks of Investing in the Contract” section of this prospectus.

What are the Risks Related to the Insurance Company?
An investment in the Annuity is subject to the risks related to the Company. Any obligations (including under the Index Strategies), guarantees, or benefits are subject to the claims-paying ability of the Company. More information about the Company, including its financial strength ratings, is available upon request. Such requests can be made toll-free at 1-888-PRU-2888.
For more information on the insurance company risks, please refer to the “Principal Risks of Investing in the Contract” section of this prospectus.

Restrictions
Are there Restrictions on the Investment Options?
Yes.
There are restrictions that may limit the investment options that you may choose, and there are limitations on the transfer of Account Value among investment options.
  Account Value may be transferred to an Index Strategy, or among Index Strategies, only on an Index Strategy End Date.
  Account Value in the Variable Options may be transferred to an Index Strategy only on an Index Anniversary Date.
  Voluntary transfers of Account Value from Index Strategies to Variable Options are not permitted at any time.
We reserve the right to:
  Remove or substitute Portfolios and close the Variable Options,
  Add or remove Index Strategies (there is no guarantee that any Index Strategy will be available in the future),
  Change the features of an Index Strategy from one Index Strategy Term to the next, including the Index, Cap Rate, Participation Rate, Tier Level, Step Rate, and Buffer, as applicable, subject to any minimum guarantees, and
  Substitute the Index of an Index Strategy during its Index Strategy Term.
We may impose limitations on an investment professional’s or investment advisor’s ability to request financial transactions on your behalf.
Certain Investment Options may not be available through certain financial intermediaries. See Appendix E, ‘Financial Intermediary Variations’ and the Cover Page for additional information.
For more information on investment and transfer restrictions, please refer to the “Principal Risks of Investing in the Contract”, “Investment Options”, “General Description of Contracts – Transfer and Reallocation Guidelines”, “What are the Separate Accounts”, “Financial Professional Permission to Forward Transaction Instructions”, and “Appendix A” sections of this prospectus.

Restrictions
Are there any Restrictions on Contract Benefits?	Certain Contract Benefits may not be available through certain financial intermediaries. See Appendix E, ‘Financial Intermediary Variations’ and the Cover Page for additional information.
Taxes
What are the Contract’s Tax Implications?
You should consult with a tax professional to determine the tax implications of an investment in and payments received under the Annuity. There is no additional tax benefit if you purchase the Annuity through a tax-qualified plan or individual retirement account (IRA). Withdrawals will be subject to ordinary income tax and may be subject to a 10% additional tax for distributions taken prior to age 59½.
For more information on tax implications, please refer to the “Taxes” section of this prospectus.

Conflicts of Interest
How are Investment Professionals Compensated?
Investment professionals may receive compensation for selling the Annuity to investors and may have a financial incentive to offer or recommend the Annuity over another investment. This compensation is paid in the form of commissions, based on the amount of your investment in the Annuity.
For more information on investment professional compensation, please refer to the Statement of Additional Information.

Should I Exchange My Contract?
Some investment professionals may have a financial incentive to offer you a new Contract in place of the one you already own. You should only exchange your Contract if you determine after comparing the features, fees, and risks of both contracts, and any fees or penalties to terminate the existing Contract, that it is preferable to purchase the new Contract, rather than continue to own your existing Contract.
For more information on exchanges, please refer to the Statement of Additional Information.

FEE TABLE

The following tables describe the fees, expenses, and adjustments that you will pay when buying, owning, and surrendering or making withdrawals from an Investment Option or from the Contract. Please refer to your Annuity specifications page for information about the specific fees you will pay each year based on the options you have elected.
The first table describes the fees and expenses that you will pay at the time that you buy the Annuity, surrender or make withdrawals from an Investment Option or from the Annuity, or transfer Account Value between Investment Options, where applicable. State premium taxes may also be deducted. These fees and charges are described in more detail within this prospectus in the “Charges and Adjustments” section.

Transaction Expenses	Maximum
Sales Charge Imposed on Purchases	None
Deferred Sales Charge (as a percentage of each Purchase Payment)[1]	7.00%
Transfer Fee	None
Additional Copies of Reports	$50
1.	Withdrawal Charges in subsequent years*

Age of Purchase Payment Being Withdrawn*	Percentage Applied Against Purchase Payment being Withdrawn
Less than 1 year old	7.0%
1 year old or older but not yet 2 years old	7.0%
2 years old or older but not yet 3 years old	6.0%
3 years old or older but not yet 4 years old	5.0%
4 years old or older but not yet 5 years old	4.0%
5 years old or older but not yet 6 years old	3.0%
6 years old or older	0.0%
*	The years referenced in the CDSC table above refer to the length of time since a Purchase Payment was made (i.e. the age of the Purchase Payment). CDSCs are applied against the Purchase Payment(s) being withdrawn. The appropriate percentage is multiplied by the Purchase Payment(s) being withdrawn. During the years that a CDSC may apply, you may withdraw up to 10% of all Purchase Payments that are currently subject to a CDSC without the application of any CDSC (Free Withdrawal Amount.) CDSCs are waived on RMD withdrawals, even if the withdrawal exceeds the Free Withdrawal Amount available. However, even if CDSCs do not apply, all withdrawals may be subject to negative Interim Value adjustments, taxes, and penalties.
The next table describes the adjustments, in addition to any transaction expenses, that apply if all or a portion of the Account Value is removed from an Index Strategy before the expiration of an Index Strategy Term.

Adjustments	Maximum
Interim Value Adjustment Maximum Potential Loss (as a percentage of your investment in an Index Strategy)[1]	100%
1.	An Interim Value adjustment will apply upon any withdrawal, death benefit payment, transfer, Annuitization, Benefit charge or surrender that occurs during an Index Strategy Term other than on the Index Strategy Start Date or Index Strategy End Date. An Interim Value adjustment may be positive, negative or equal to zero. A negative Interim Value adjustment will result in loss.
The next table describes the maximum fees and expenses that you will pay each year during the time that you own the Annuity (not including Portfolio fees and expenses). Your current fees and expenses may be less than the maximum.

Annual Contract Expenses	Current	Maximum
Base Contract[1]	1.30%[2]	1.30%
1.	Mortality and expense risk charge and administration charge (as a percentage of the net assets of the Variable Options).
2.	For Net Purchase Payments equal to or greater than $1,000,000 the Base Contract Expense will be 1.20%.

In addition to the fees described above, we limit the amount you can earn on the Index Strategies. This means your Index Credit may be lower than the Index Return. In return for accepting this limit on Index gains, you will receive some protection from Index losses.

The next item shows the minimum and maximum total operating expenses charged by the Portfolios that you may pay periodically during the time that you own the Annuity. Expenses may change over time and may be higher or lower in the future. More information about the Portfolios, including their annual expenses, may be found in “Appendix A” of this prospectus.

Annual Portfolio Company Expenses
(expenses that are deducted from Portfolio assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)	Minimum	Maximum
	0.57%	1.25%
Example
This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other annuity contracts that offer variable options. These costs include Transaction Expenses, Annual Annuity Expenses, and Annual Portfolio Company Expenses.
The Example assumes all Account Value is allocated to the Variable Options. The Example does not reflect Interim Value adjustments. Your costs could differ from those shown below if you invest in the Index Strategies.
The Example assumes that you invest $100,000 in the Variable Options for the time periods indicated. The Example also assumes that your investment has a 5% return. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Assuming maximum fees and expenses of any of the Portfolio Companies available with the benefit
	1 Yr	3 Yrs	5 Yrs	10 Yrs
If you surrender your Contract at the end of the applicable time period:	$9,601	$13,988	$17,630	$28,930
If you annuitize your Contract at the end of the applicable time period:	$2,601	$7,988	$13,630	$28,930
If you do not surrender your Contract at the end of the applicable time period:	$2,601	$7,988	$13,630	$28,930

	Assuming minimum fees and expenses of any of the Portfolio Companies available with the benefit
	1 Yr	3 Yrs	5 Yrs	10 Yrs
If you surrender your Contract at the end of the applicable time period:	$8,912	$11,913	$14,162	$21,967
If you annuitize your Contract at the end of the applicable time period:	$1,912	$5,913	$10,162	$21,967
If you do not surrender your Contract at the end of the applicable time period:	$1,912	$5,913	$10,162	$21,967

PRINCIPAL RISKS OF INVESTING IN THE CONTRACT

The risks identified below are the principal risks of investing in the Annuity. The Annuity may be subject to additional risks other than those identified and described in this prospectus.
Risk of Loss: You could lose money by investing in the Annuity, including your principal investment. An investment in the Annuity is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Buffer Risk: You take the investment risk for amounts allocated to one or more Index Strategies since the Index Credit is based upon the performance of the associated Index. You could lose a significant amount of money if the Index declines in value. We limit the negative Index Return used in calculating Index Credit applied to an Index Strategy at the end of its Index Strategy Term through a Buffer. The Buffer is the amount of protected negative Index Return. Any negative Index Return in excess of the Buffer reduces the Account Value allocated to the Index Strategy (i.e., the protection from negative Index performance is limited). You bear the risk of the negative Index Return in excess of the Buffer you choose. In the case of a multi-year Index Strategy Term, losses are measured over the entire Index Strategy Term from the Index Strategy Start Date to the Index Strategy End Date and may exceed the Buffer levels associated with the Index Strategy. Sustained negative Index Returns may result in zero or negative Index Credits over multiple Index Strategy Terms.
Under an Index Strategy, the maximum amount of loss that you could experience from negative Index performance at the end of an Index Strategy Term, after taking into account the current limits on Index loss provided under the Annuity, is: 90% loss for a 10% Buffer; 85% loss for a 15% Buffer; 80% loss for a 20% Buffer; and 70% loss for a 30% Buffer. The Company does not guarantee that the Annuity will always offer Index Strategies that limit Index losses, which would mean risk of loss of the entire amount invested.
Cap Rate Risk: If you elect a Point-to-Point with Cap Rate Index Strategy or a Participation Rate with Cap Index Strategy, a positive Index Credit may be limited by the applicable Cap Rate, which means that your Index Credit could be lower than the Index Return. The Cap Rate exists for the full term of the Index Strategy. Cap Rates, upon renewal, may be higher or lower than the initial Cap Rate but will never be less than the Guaranteed Minimum Cap Rate. Renewal Cap Rates may differ from the Cap Rates used for new Annuity contracts or for other Annuity contracts issued at different times. No Index Strategy guarantees a positive Index Credit.
If you elect a Dual Directional Index Strategy, a positive Index Credit may be limited by the applicable Cap Rate. However, if the Index Return is negative and is within or equal to the Buffer, then the Index Credit would not be limited by the applicable Cap Rate. Cap Rates for the Dual Directional Index Strategy will be equal to or lower than the Cap Rate in the Point to Point with Cap Rate Index Strategy.
For Point-to-Point with Cap Rate Index Strategies, the Guaranteed Minimum Cap Rate equals 5.00% for a one-year Index Strategy Term with a 10% Buffer, 4.50% for a one-year Index Strategy Term with a 15% Buffer, and 3% for a one-year Index Strategy Term with a 30% Buffer. The Guaranteed Minimum Cap Rate equals 15.00% for a three-year Index Strategy Term with a 10% Buffer, and 12.00% for a three-year Index Strategy Term with a 20% Buffer. The Guaranteed Minimum Cap Rate equals 24.00% for a six-year Index Strategy Term with a 20% Buffer and 18% for a six-year Index Strategy Term with a 30% Buffer.
For Dual Directional Index Strategies, the Guaranteed Minimum Cap Rate equals 5.00% for a one-year Index Strategy Term with a 10% Buffer. The Guaranteed Minimum Cap Rate equals 30.00% for a six-year Index Strategy Term with a 10% Buffer, 27.00% for a six-year Index Strategy Term with a 15% Buffer, and 24.00% for a six-year Index Strategy Term with a 20% Buffer.
For Participation Rate with Cap Index Strategies, the Guaranteed Minimum Cap Rate equals 30% for a six-year Index Strategy with a 10% Buffer, and 24% for a six-year Index Strategy with a 20% Buffer, and the Guaranteed Minimum Participation Rate equals 100%.
Tiered Participation Rate Risk: If you elect a Tiered Participation Rate Index Strategy, a positive Index Credit will be calculated using the applicable 1st Tier Participation Rate, 2nd Tier Participation Rate, and Tier Level. If the Index Return does not exceed the Tier Level, the 2nd Tier Participation Rate will not apply to any portion of the Index Return. The 1st Tier Participation Rate, 2nd Tier Participation Rate, and Tier Level exist for the full term of the Index Strategy. Participation Rates and Tier Levels, upon renewal, may be higher or lower than the initial Participation Rates or Tier Level but will never be less than the Guaranteed Minimum Participation Rate or Guaranteed Maximum Tier Level, respectively. Renewal Participation Rates and Tier Levels may differ from the Participation Rates and Tier Levels used for new Annuity contracts or for other Annuity contracts issued at different times. No Index Strategy guarantees a positive Index Credit.
For Tiered Participation Rate Index Strategies, the Guaranteed Minimum Participation Rate equals 100% and the Guaranteed Maximum Tier Level equals 35%. Participation Rates for new Index Strategy Terms are declared at our discretion, subject to applicable guarantees. You bear the risk that we will not declare a Participation Rate above the guaranteed minimum, or a Tier Level below the guaranteed maximum.
Participation Rate Risk: If you elect a Participation Rate with Cap Index Strategy, a positive index Credit will be calculated using the applicable Participation Rate. The Participation Rate is the percentage of an Index Return that may be credited to an Index Strategy for any given Index Strategy Term. A different Participation Rate may be declared for different Index Strategies, Indices and Buffers. Participation Rates, upon renewal, may be higher or lower than the initial Participation Rate but will never be less than the Guaranteed Minimum Participation Rate. Renewal Participation Rates may differ from the Participation Rates used for new Annuity contracts or for other Annuity contracts issued at different times.
For Participation Rate with Cap Index Strategies, the Guaranteed Minimum Participation Rate equals 100%.

Step Rate Risk: If you elect a Step Rate Index Strategy, a positive Index Credit may be limited by the applicable Step Rate. The Step Rate is the declared rate that may be credited to amounts allocated to the applicable Index Strategies for any given Index. If the Index Return is zero or positive the Index Credit equals the Step Rate. A different Step Rate may be declared for different Indices and Buffers. Step Rates, upon renewal, may be higher or lower than the initial Step Rates but will never be less than the Guaranteed Minimum Step Rate. For Step Rate Index Strategies, the Guaranteed Minimum Step Rate equals 5% for a one-year Index Strategy with a 10% Buffer.
Risks Associated with the Indices: Because the S&P 500® Index, Nasdaq 100 Index, Russell 2000 Index, and MSCI EAFE Index are each comprised of a collection of equity securities, in each case the value of the component securities is subject to market risk, or the risk that market fluctuations may cause the value of the component securities to go up or down, sometimes rapidly and unpredictably. Market fluctuations can result from disasters and other events, such as storms, earthquakes, fires, outbreaks of infectious diseases (such as COVID -19), utility failures, terrorist acts, political and social developments, and military and governmental actions. In addition, the value of equity securities may increase or decline for reasons directly related to the issuers of the securities. Equity markets are subject to the risk that the value of the securities may fall due to general market and economic conditions. Market volatility may exist with these Indices, which means that the value of the Indices can change dramatically over a short period of time in either direction. When you allocate to an Index Strategy that is linked to the performance of one of the Indices, you are not investing in the Index or in the securities composing the Index.
Each Index is subject to additional risks, including the following:

●
The S&P 500® Index is subject to risks associated with large-capitalization U.S. companies. In general, large-capitalization companies may be unable to respond quickly to new competitive challenges and may not be able to attain the high growth rate of successful smaller companies.

●
The MSCI EAFE Index is subject to risks associated with foreign securities, including emerging markets. International investing involves special risks not found in domestic investing, including political and social differences and currency fluctuations due to economic decisions. Foreign markets can be more volatile than U.S. markets, and emerging markets can be riskier than investing in well-established foreign markets. The risks associated with investing on a worldwide basis include differences in the regulation of financial data and reporting, currency exchange differences, as well as economic and political systems differences. The Index is also subject to risks associated with large-capitalization companies (as described above) and mid-capitalization companies. Generally, the securities of mid capitalization companies can be more volatile and riskier than the securities of large-capitalization companies.

●
The Nasdaq 100 Index is subject to risks associated with its heavy concentration in growth-focused technology and innovation stocks, leading to higher volatility, potential sector concentration risk, market fluctuations, and valuation risk after significant gains.

●
The Russell 2000 Index is subject to risks associated with small-capitalization companies. Compared to mid-and-large capitalization companies, small-capitalization companies may be less stable and more susceptible to adverse developments, and their securities may be more volatile and less liquid.

Index performance is on a “price return” basis, not a “total return” basis, and therefore does not reflect dividends paid on the securities composing the Index. These factors will reduce the Index Return and may cause the Index to underperform a direct investment in the securities composing the Index. When you allocate to an Index Strategy that is linked to the performance of one of the Indices, you will not have voting rights or rights to receive dividends or other distributions that direct holders of the securities comprising the Indices have.
Early Withdrawal Risk: The Annuity is not a short-term investment vehicle and is not an appropriate investment for an investor who needs ready access to cash. The Annuity is designed to provide benefits on a long-term basis. Because of the long-term nature of the Annuity, you should consider whether the Annuity is consistent with your financial situation and objectives.
Withdrawals under the Annuity, including partial withdrawals and a full surrender, may be subject to significant risk. Withdrawals during the first six Annuity Years may result in surrender charges. Surrender charges do not apply to withdrawals of the Free Withdrawal Amount or RMD withdrawals. However, even when surrender charges do not apply, withdrawals may be subject to negative Interim Value adjustments and negative tax consequences. In extreme circumstances, the maximum potential loss resulting from a negative Interim Value adjustment is 100% of the amount invested in an Index Strategy.
An Interim Value adjustment will apply to any withdrawal that occurs during an Index Strategy Term other than on the Index Strategy Start Date or Index Strategy End Date. Similarly, an Interim Value adjustment will apply to a death benefit payment, transfer, or Annuitization during an Index Strategy Term other than on the Index Strategy Start Date or Index Strategy End Date. A negative Interim Value adjustment will result in loss, which could be significant. See “Interim Value Risk” below. In extreme circumstances, you could lose up to 100% of your investment in an Index Strategy due to a negative Interim Value adjustment.
If a portion of Account Value allocated to an Index Strategy is withdrawn or otherwise removed prior to the Index Strategy End Date, there will be an immediate reduction to your Index Strategy Base. The reduction will be in a proportion equal to the reduction in your Interim Value. The proportional reduction could be larger than the dollar amount withdrawn or otherwise removed from the Index Strategy. Reductions to your Index Strategy Base will negatively impact your Interim Values for the remainder of the Index Strategy Term and will result in a lower positive Index Credit (if any) on the Index Strategy End Date.
Withdrawals may significantly reduce the Death Benefit, perhaps by more than the amount withdrawn. If you set up scheduled withdrawals, your exposure to these risks will repeat as long as the scheduled withdrawals continue.

Interim Value Risk: To determine the Interim Value, we apply a formula which does not reflect the actual performance of the applicable Index, but rather a determination of the value of hypothetical underlying investments at the time of the Interim Value calculation. This amount could be more or less than if you had held the Index Strategy for the full Index Strategy Term. It also means that you could have a negative performance, even if the value of the Index has increased at the time of the calculation. All withdrawals from an Index Strategy, including death benefit payments, transfers, annuitization, and surrenders paid before the Index Strategy End Date will be based on the Interim Value. Withdrawals and partial transfers before an Index Strategy End Date could have adverse impacts even if the value of the Index has increased at the time of the calculation because an early withdrawal will not allow you to participate in the Index Return for the Index Strategy Term with your entire Index Strategy Base. If you withdraw or transfer a portion out of an Index Strategy, the withdrawal or transfer will cause an immediate reduction to your Index Strategy Base in a proportion equal to the reduction in your Interim Value. A proportional reduction may be larger than the dollar amount of your withdrawal or transfer even if the value of the Index has increased. See “Withdrawal Risk” above for additional information.
Risks Associated with a Performance Lock: If a Performance Lock is executed:

●	You will no longer participate in Index Strategy performance, positive or negative, for the remainder of the existing Index Strategy Term for the “locked” Index Strategy.

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You will not receive Index Credit on any “locked” Index Strategy on the Index Strategy End Date. As a result, you may receive less than the full Index Credit, or less than the full protection of the Buffer, than you would have received if you waited for us to apply the Index Credit on the Index Strategy End Date.

●
We use the Performance Lock Value calculated at the end of the current Valuation Day on the Performance Lock Date to execute your Performance Lock. This means you will not be able to determine in advance your Performance Lock Value, and it may be higher or lower than it was at the point in time you requested a manual Performance Lock, or that your Index Strategy reached its target for an automatic Performance Lock.

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If a Performance Lock is executed when your Performance Lock Value has declined, you will lock in any loss. It is possible that you would have realized less of a loss or no loss if the Performance Lock occurred at a later time, or if the Index Strategy was not “locked.”

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We will not provide advice or notify you regarding whether you should exercise a Performance Lock or the optimal time for doing so. We will not warn you if you exercise a Performance Lock at a sub-optimal time. We are not responsible for any losses related to your decision whether or not to exercise a Performance Lock.

Transfer Risk: The Annuity imposes significant limitations on the transfer of Account Value among investment options. Account Value may be transferred to an Index Strategy, or among Index Strategies, only on an Index Strategy End Date. Account Value in the Variable Options may be transferred to an Index Strategy only on an Index Anniversary Date. These limitations restrict your ability to reallocate Account Value in reaction to changes in market conditions. Voluntary transfers are not permitted from the Index Strategies to the Variable Options at any time.
Account Value in the Variable Options may be transferred to an Index Strategy only on an Index Anniversary Date. You may have to wait up to one year before you have an opportunity to transfer Account Value from the Variable Options to the Index Strategies. If you fail to request a transfer from the Variable Options on an Index Anniversary Date, the next transfer opportunity will be in one year on the next Index Anniversary Date.
Availability of Index Strategies will vary over time: Before allocating to an Index Strategy, you should determine the Index Strategies, Buffers, Cap Rates, Participation Rates, Step Rates and Tier Levels available to you. We reserve the right to change the Indices, Buffers, and limits on Index Gains at any time for new Strategy Terms, subject to applicable guarantees. We reserve the right to add or remove Index Strategies. There is no guarantee that an Index Strategy will be available in the future. You should make sure the Index Strategies you select are appropriate for your investment goals.
Reallocation of Index Strategies: At the end of an Index Strategy Term for an Index Strategy, the amount allocated to that Index Strategy will be reallocated based upon your instructions we received in Good Order, or if none has been received in Good Order, automatically renew into the same Index Strategy unless the Index Strategy End Date would be after the Maximum Annuity Date. During the Saving Stage, if the same Index Strategy is no longer available, the amount will be transferred into the Holding Account, and the amount may be transferred into another Index Strategy on the next Index Anniversary Date. You must provide instructions for reallocation by the Index Anniversary Date.
Substitution of an Index: We have the right to substitute a comparable index prior to the Index Strategy End Date if any Index is discontinued or if the calculation of an Index is substantially changed (such as a material change in the formula or method of calculating the Index). We would attempt to choose a substitute index that has a similar investment objective and risk profile to the replaced index and would notify you of any such substitutions. Upon substitution of an Index, we will calculate your Index Return on the replaced Index up until the date of substitution and the substitute Index from the date of substitution to the Index Strategy End Date. An Index substitution will not change your Index Strategy. The performance of the new Index may not be as good as the one that it substituted and as a result your Index Return may have been better if there had been no substitution. When we notify you of any substitution of an Index, we will also inform you of the potential impacts to your Index Credit.
Risks of Investing in a Variable Options: You take all the investment risk for amounts allocated to the Variable Options, which invest in the Portfolios. If the Variable Options increase in value, then your Account Value goes up; if it decreases in value, your Account Value goes down. How much your Account Value goes up or down depends on the performance of the Portfolio in which your Variable Option invests. We do not guarantee the investment results of any Portfolio. An investment in the Annuity is subject to the risk of poor investment performance, and the value of your investment can vary depending on the performance of the Portfolio, which has its own unique risks. We reserve the right to remove or substitute the Portfolios and close the Variable Options to new investment.

Insurance Company Risk: No company other than us has any legal responsibility to pay amounts that we owe under the Annuity. You should look to our financial strength for our claims-paying ability. Amounts allocated to the Index Strategies are held in a non-registered, non-insulated Index Strategies Separate Account. These assets are subject to the claims of our creditors and the benefits provided under the Index Strategies are subject to our claims paying ability. The Company is also subject to risks related to disasters and other events, such as storms, earthquakes, fires, outbreaks of infectious diseases (such as COVID-19), utility failures, terrorist acts, political and social developments, and military and governmental actions. These risks are often collectively referred to as “business continuity” risks. These events could adversely affect the Company and our ability to conduct business and process transactions. Although the Company has business continuity plans, it is possible that the plans may not operate as intended or required and that the Company may not be able to provide required services, process transactions, deliver documents or calculate values. It is also possible that service levels may decline as a result of such events.
Possible Adverse Tax Consequences: The tax considerations associated with the Annuity vary and can be complicated. The tax considerations discussed in this prospectus are general in nature and describe only federal income tax law (not state, local, foreign or other federal tax laws). Before making a Purchase Payment or taking other action related to your Annuity, you should consult with a qualified tax advisor for complete information and advice. For example, distributions from your Annuity are generally subject to ordinary income taxation on the amount of any investment gain unless the distribution qualifies as a non-taxable exchange or transfer. In addition, if you take a distribution prior to the taxpayer’s age 59½, you may be subject to a 10% additional tax in addition to ordinary income taxes on any gain.
Cyber Security and Business Continuity Risks
With the increasing use of technology and computer systems in general and, in particular, the Internet to conduct necessary business functions, the Company is susceptible to operational, information security and related risks. These risks, which are often collectively referred to as “cyber security” risks, may include deliberate or malicious attacks, as well as unintentional events and occurrences. These risks are heightened by our offering of increasingly complex products, such as those that feature automatic asset transfer or reallocation strategies, and by our employment of complex investment, trading and hedging programs. Cyber security is generally defined as the technology, operations and related protocol surrounding and protecting a user’s computer hardware, network, systems and applications and the data transmitted and stored therewith. These measures ensure the reliability of a user’s systems, as well as the security, availability, integrity, and confidentiality of data assets.
Deliberate cyber attacks can include, but are not limited to, gaining unauthorized access (including physical break-ins) to computer systems in order to misappropriate and/or disclose sensitive or confidential information; deleting, corrupting or modifying data; and causing operational disruptions. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (in order to prevent access to computer networks). In addition to deliberate breaches engineered by external actors, cyber security risks can also result from the conduct of malicious, exploited or careless insiders, whose actions may result in the destruction, release or disclosure of confidential or proprietary information stored on an organization’s systems.
The Company is also subject to risks related to disasters and other events, such as storms, earthquakes, fires, outbreaks of infectious diseases (such as COVID-19), utility failures, terrorist acts, political and social developments, and military and governmental actions. These risks are often collectively referred to as “business continuity” risks. These events could adversely affect the Company and our ability to conduct business and process transactions. Although the Company has business continuity plans, it is possible that the plans may not operate as intended or required and that the Company may not be able to provide required services, process transactions, deliver documents or calculate values. It is also possible that service levels may decline as a result of such events.
Cyber security events, disasters and similar events, whether deliberate or unintentional, that could impact the Company and Contract owners could arise not only in connection with our own administration of the Annuity, but also with entities operating the Annuity’s Portfolios and with third-party service providers. Cyber security and other events affecting any of the entities involved with the offering and administration of the Annuity may cause significant disruptions in the business operations related to the Annuity. Potential impacts may include, but are not limited to, potential financial losses under the Annuity, your inability to conduct transactions under the Annuity and/or with respect to a Portfolio, an inability to calculate unit values with respect to the Annuity and/or the net asset value (“NAV”) with respect to a Portfolio, and disclosures of your personal or confidential account information.
In addition to direct impacts to you, cyber security and other events described above may result in adverse impacts to the Company, including regulatory inquiries, regulatory proceedings, regulatory and/or legal and litigation costs, and reputational damage. Costs incurred by the Company may include reimbursement and other expenses, including the costs of litigation and litigation settlements and additional compliance costs. Considerable expenses also may be incurred by the Company in enhancing and upgrading computer systems and systems security following a cyber security failure or responding to a disaster or similar event. The rapid proliferation of technologies, as well as the increased sophistication and activities of organized crime, hackers, terrorists, and others continue to pose new and significant cyber security threats. In addition, the global spread of COVID-19 has caused the Company and its service providers to implement business continuity plans, including widespread use of work-from-home arrangements. Although the Company, our service providers, and the Portfolios offered under the Annuity may have established business continuity plans and risk management systems to mitigate risks, there can be no guarantee or assurance that such plans or systems will be effective, or that all risks that exist, or may develop in the future, have been completely anticipated and identified or can be protected against. Furthermore, the Company cannot control or assure the efficacy of the cyber security and business continuity plans and systems implemented by third-party service providers, the Portfolios, and the issuers in which the Portfolios invest.

The military invasion of Ukraine initiated by Russia in February 2022 and the resulting response by the United States and other countries have led to economic disruptions, as well as increased volatility and uncertainty in the financial markets. It is not possible to predict the ultimate duration and scope of the conflict, or the future impact on U.S. and global economies and financial markets. The performance of the Index(es) may be adversely affected.
Artificial Intelligence Risk: In addition to the cyber security risks described above, the development, adoption and use of AI, including generative artificial intelligence (“Generative AI”), by us and by third parties on whom we rely may increase existing operational risks or create new operational risks that we are not currently anticipating. AI technologies offer potential benefits in areas such as customer service personalization and process automation, and we expect to use AI and Generative AI to help deliver products and services and support critical functions. We also expect third parties on whom we rely to do the same. There are significant risks involved in developing and deploying AI, and there can be no assurance that its use will enhance our products or services or be beneficial to our business, including our efficiency or profitability. The risk that AI and Generative AI may be misused is increased by the relative newness of the technology, the speed at which it is being adopted, and the lack of laws, regulations or standards governing its use. Such misuse could expose the Company to legal or regulatory risk, damage customer relationships or cause reputational harm. Further, our ability to continue to develop and efficiently deploy AI technologies depends on access to specific third-party equipment and other physical infrastructure, such as processing hardware and network capacity, the availability and pricing of which is difficult to control, especially in a highly competitive environment. Our competitors may also adopt AI or Generative AI more quickly or more effectively than we do, which could cause competitive harm. Because the Generative AI technology is so new, some of the potential risks of Generative AI are currently unknowable.

DESCRIPTION OF INSURANCE COMPANY, REGISTERED SEPARATE ACCOUNT, AND INVESTMENT OPTIONS

WHO IS PRUCO LIFE OF NEW JERSEY?
The Annuity is issued by Pruco Life Insurance Company of New Jersey located at 751 Broad Street, Newark, NJ 07102-3777. Pruco Life is obligated to pay all amounts promised to investors under the Annuity, subject to its financial strength and claims-paying ability.
Pruco Life of New Jersey is a stock life insurance company organized in 1982 under the laws of the State of New Jersey. It is licensed to sell life insurance and annuities in New Jersey and New York only and sells such products primarily through affiliated and unaffiliated distributors. Pruco Life of New Jersey is a wholly owned subsidiary of Pruco Life Insurance Company, whose ultimate parent is Prudential Financial, Inc. in New Jersey and New York.
No company other than Pruco Life of New Jersey has any legal responsibility to pay amounts that it owes under its annuity contracts. Among other things, this means that where you participate in an optional living benefit or death benefit and the value of that benefit exceeds your current Account Value, you would rely solely on the ability of the issuing insurance company to make payments under the benefit out of its own assets. Prudential Financial, however, exercises significant influence over the operations and capital structure of Pruco Life of New Jersey.
Pursuant to the delivery obligations under Section 5 of the Securities Act of 1933 and Rule 159 thereunder, we deliver this prospectus to current contract owners that reside outside of the United States. In addition, we may not market or offer benefits, features or enhancements to prospective or current contract owners while outside of the United States.
Rule 12h-7
With respect to the offering of Index Strategies, the Company relies on the exemption provided by Rule 12h-7 under the Securities Exchange Act of 1934 from the requirement to file reports pursuant to Section 15(d) of that Act.
Claims of Creditors
To the extent permitted by law, no payment or value under this Annuity is subject to the claims of your creditors or those of any other Owner, any Annuitant, or any Beneficiary.
Deferral of Transactions
We may defer any annuity payment for a period not to exceed the lesser of 6 months or the period permitted by law. If we defer a distribution or transfer from any annuity payout for more than thirty days, we will pay interest as required by state law. We may defer any distribution from any Allocation Option or any transfer from Allocation Options for a period not to exceed seven calendar days from the date the transaction is affected.
WHAT ARE THE SEPARATE ACCOUNTS?
The Separate Accounts are where Pruco Life of New Jersey sets aside and invests the assets supporting the Annuity. The assets of each Separate Account are held in the name of Pruco Life of New Jersey, and legally belong to us. We will maintain assets in each Separate Account with a total market value at least equal to the cash Surrender Value and other liabilities we must maintain related to the Annuity obligations supported by such assets. The obligations under the Annuity are those of Pruco Life of New Jersey, which is the issuer of the Annuity and the depositor of the Separate Accounts. More detailed information about Pruco Life of New Jersey, including its audited financial statements, is provided in the Statement of Additional Information.
Pruco Life of New Jersey Flexible Premium Variable Annuity Account
The assets supporting obligations based on allocations to the Variable Options are held in Sub-accounts of Pruco Life of New Jersey Flexible Premium Variable Annuity Account, also referred to as “Pruco Life of New Jersey Variable Annuity Account”. Pruco Life of New Jersey Variable Annuity Account assets that are held in support of the Variable Options are kept separate from all our other assets and may not be chargeable with liabilities arising out of any other business we may conduct. Thus, income, gains and losses from assets allocated to Pruco Life of New Jersey Variable Annuity Account are credited to or charged against Pruco Life of New Jersey Variable Annuity Account, without regard to other income, gains or losses of Pruco Life of New Jersey or any other of our Separate Accounts.
Pruco Life of New Jersey Variable Annuity Account was established by us pursuant to New Jersey law on May 20, 1996. Pruco Life of New Jersey Variable Annuity Account also holds assets of other annuities issued by us with values and benefits that vary according to the investment performance of Pruco Life of New Jersey Variable Annuity Account.
Pruco Life of New Jersey Variable Annuity Account consists of multiple Sub-accounts. Each Sub-account invests only in a single mutual fund or mutual fund portfolio. The name of each Sub-account generally corresponds to the name of the Portfolio. Each Sub-account in Pruco Life of New Jersey Variable Annuity Account may have several different Unit Prices to reflect the Insurance Charge, Distribution Charge (when applicable) and the charges for any optional benefits that are offered under the Annuity issued by us through Pruco Life of New Jersey Variable Annuity Account. Pruco Life of New Jersey Variable Annuity Account is registered with the SEC under the Investment Company Act of 1940 (“Investment Company Act”) as a unit investment trust, which is a type of investment company. The SEC does not supervise investment policies, management or practices of Pruco Life of New Jersey Variable Annuity Account. We may offer new Sub-accounts, eliminate Sub-accounts, or combine Sub-accounts at our sole discretion. We may also close Sub-accounts to subsequent Purchase Payments on existing annuities or close Sub-accounts for annuities purchased on or after specified dates.
In addition to rights that we specifically reserve elsewhere in this prospectus, we reserve the right to perform any or all of the following:

●	offer new Sub-accounts, eliminate Sub-accounts, substitute Sub-accounts or combine Sub-accounts;

●	close Sub-accounts to subsequent Purchase Payments on existing Annuities or close Sub-accounts for Annuities purchased on or after specified dates;

●	combine the Separate Account with separate accounts;

●	deregister the Separate Account under the Investment Company Act of 1940;

●	manage the Separate Account as a management investment company under the Investment Company Act of 1940 or in any other form permitted by law;

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make changes required by any change in the federal securities laws, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, or any other changes to the Securities and Exchange Commission’s interpretation thereof;

●	establish a provision in the Annuity for federal income taxes if we determine, in our sole discretion, that we will incur a tax as the result of the operation of the Separate Account;

●	make any changes required by federal or state laws with respect to annuity contracts; and

●	to the extent dictated by any underlying Portfolio, impose a redemption fee or restrict transfers within any Sub-account

We will first notify you and receive any necessary SEC and/or state approval before making such a change. If an underlying mutual fund is liquidated, we will ask you to reallocate any amount in the liquidated fund. If you do not reallocate these amounts, we will reallocate such amounts only in accordance with SEC pronouncements and only after obtaining an order from the SEC, if required. If investment in the Portfolios or a particular Portfolio is no longer possible, or in our discretion becomes inappropriate for purposes of the Annuity, or for any other rationale in our sole judgment, we may substitute another portfolio or investment Portfolios without your consent. The substituted portfolio may have different fees and expenses. Substitution may be made with respect to existing investments or the investment of future Purchase Payments, or both. However, we will not make such substitution without any required approval of the SEC and any applicable state insurance departments. In addition, we may close Portfolios to allocation of Purchase Payments or Account Value, or both, at any time in our sole discretion. We do not control the underlying mutual funds, so we cannot guarantee that any of those funds will always be available.
Values and benefits based on allocations to the Sub-accounts will vary with the investment performance of the underlying mutual funds or fund Portfolios, as applicable. We do not guarantee the investment results of any Sub-account. Your Account Value allocated to the Sub-accounts may increase or decrease. You bear the entire investment risk. There is no assurance that the Account Value of your Annuity will equal or be greater than the total of the Purchase Payments you make to us.
Index Strategies Separate Account
Assets supporting the Index Strategies are held in a non-insulated, non-unitized, and non-registered Separate Account established under New Jersey law. These assets are subject to the claims of our creditors and the benefits provided under the Index Strategies are subject to our claims paying ability.
An Owner does not have any interest in or claim on the assets in the Separate Account. In addition, neither an Owner nor amounts allocated to the Index Strategies participate in the performance of the assets held in the Separate Account.
We are not obligated to invest according to specific guidelines or strategies except as may be required by New Jersey and other state insurance laws.
The General Account. Our general obligations and any guaranteed benefits under the Annuity are supported by our General Account and are subject to our claims paying ability. In the Payout Stage assets supporting annuity payments are held in the General Account. Assets in the General Account are not segregated for the exclusive benefit of any particular contract or obligation. General Account assets are also available to our general creditors and for conducting routine business activities, such as the payment of salaries, rent and other ordinary business expenses. The General Account is subject to regulation and supervision by the New Jersey Department of Banking and Insurance and to the insurance laws and regulations of all jurisdictions where we are authorized to do business.
INVESTMENT OPTIONS
Index-Linked Options
The Contract currently offers multiple Index Strategies. For each Index Strategy, we will credit positive or negative interest (i.e., Index Credit) at the end of the Index Strategy Term to amounts allocated to the Index Strategy based, in part, on the performance of the Index. An investment in an Index Strategy is not an investment in the Index or in any Index fund. You could lose a significant amount of money if the Index declines in value. You could also lose a significant amount of money due to an Interim Value adjustment, if amounts are removed from an Index Strategy prior to the end of the Index Strategy Term.

The Index Credit is the amount you receive on an Index Strategy End Date based on the Index Return and the type of Index Strategy. The Index Credit may be positive or negative, which means you can lose principal and prior earnings. We do not guarantee the Index Credits for the Index Strategies. There is a risk of loss of your investment because the Index Strategy will be credited the negative Index Return in excess of the level of protection you selected through the Buffers.
We currently offer the following Index Strategies: Point-to-Point with Cap Rate, Tiered Participation Rate, Dual Directional, Step Rate and Participation Rate with Cap. These Index Strategies are explained below. Information regarding the features of each currently offered Index Strategy, including (i) its name, (ii) a brief statement describing the assets that the Index seeks to track, (iii) its Index Strategy Term, (iv) its crediting methodology, (v) its current limit on Index loss, and (vi) its minimum limit on Index gain, is available in “Appendix A”.
We can add or remove Index Strategies and change the features of an Index Strategy from one Strategy Term to the next, including the Index and the current limits on Index gains and losses (subject to any applicable guarantees). Not all Index Strategies will be available with all Indices, Buffers, and in all available Index Strategy Terms. As a result of economic market conditions, or utilization of the Index Strategies, we reserve the right to add and remove Index Strategies at any time, subject to regulatory requirements and approvals. Additions or removals would be effective with any newly issued contracts or upon reallocation for any existing contract holders. Removals would not impact existing contract holders currently allocated to an Index Strategy prior to the Index Strategy End Date. You will receive a Reallocation Notice 30 days prior to your Index Anniversary Date. You must provide instructions for reallocation (by any method allowable) by the Index Anniversary Date. The reallocation will be processed on the Index Anniversary Date. You will be able to make reallocation selections via mail, phone, or through online access. For currently available Options please see our website at www.prudential.com/flexguardny-rates.
The minimum amount required to allocate to any Index Strategy, upon the Index Effective Date or at the time of renewal into a new Index Strategy is $2,000. In the event that the Account Value allocated to an Index Strategy falls below $2,000 and is not combined with reallocations from other Index Strategies on an Index Anniversary Date to meet the $2,000 minimum, these funds will automatically be renewed into the same Index Strategy. There is no maximum amount that can be allocated to an Index Strategy. If the same Index Strategy is no longer available, the funds associated with the closed Index Strategy will be transferred to the Holding Account, where they may be allocated among the Variable Investment Sub-accounts or into another Index Strategy on the next Index Anniversary Date.
Index Strategy Term
The Index Strategy Term is the time period allocated to each Index Strategy. The term begins on the Index Strategy Start Date and ends on the Index Strategy End Date. Index Strategy Terms of 1, 3, and 6 years are available and may vary based on the Index Strategy. The Index Strategy Start Date begins on the day you allocate funds to any Index Strategy, known as the Index Effective Date. The annual anniversary of this date is the Index Anniversary Date and will not change for the life of your Contract. You may only allocate to an Index Strategy on an Index Anniversary Date.
Before selecting an Index Strategy for investment, you should consider in consultation with your Financial Professional which Strategy Term lengths may be appropriate for you based on your liquidity needs, investment time horizon, and financial goals. Investing in Index Strategies with shorter Strategy Terms will provide more opportunities for Index Credits, transferring Account Value, and withdrawing or otherwise removing amounts without an Interim Value adjustment. However, assuming the same Index and Buffer, Index Strategies with shorter Strategy Terms generally tend to have less potential for Index gains. Conversely, investing in Index Strategies with longer Strategy Terms will provide fewer opportunities for Index Credits, transferring Account Value, and withdrawing or otherwise removing amounts without an Interim Value adjustment; however, assuming the same Index and Buffer, Index Strategies with longer Strategy Terms generally tend to have more potential for Index gains.
Amounts must remain in an Index Strategy until the end of its Index Strategy Term to be credited with Index Credit and to avoid a possible Interim Value adjustment, in addition to potential surrender charges and tax consequences. An Interim Value adjustment will apply upon any withdrawal, death benefit payment, Annuitization, or surrender that occurs during an Index Strategy Term other than on the Index Strategy Start Date or Index Strategy End Date. An Interim Value adjustment may be positive, negative or equal to zero. A negative Interim Value adjustment will result in loss. See the “Charges and Adjustments” section of this prospectus for additional information.
Index Return
We calculate the Index Return for every Index Strategy on a point-to-point basis. The Index Return will be the percentage change in the Index Value from the Index Strategy Start Date to the Index Strategy End Date. The Index Return is then used to determine the Index Credit for an Index Strategy. The Index Return is calculated by taking the Index Value on the Index Strategy End Date, minus the Index Value on the Index Strategy Start Date, and then dividing the result by the Index Value on the Index Strategy Start Date.
Examples:

(1)	Negative Index Return Index Value at Index Strategy Start Date: 1569 Index Value on Index Strategy End Date: 1333 Index Return: -15% ((1333-1569)/1569)

(2)	Positive Index Return Index Value at Index Strategy Start Date: 1569 Index Value on Index Strategy End Date: 1726 Index Return: 10% ((1726-1569)/1569)

Because we calculate the Index Return by comparing the value of the Index between two specific points in time, the Index Return may be negative or flat for the Index Strategy Term as a whole (including a multi-year Strategy Term) even if the Index performed positively for certain periods of time during the Index Strategy Term.
Each Index Strategy references an Index that determines the Index Return used to compute the Index Credit. When you allocate to an Index Strategy that is linked to the performance of one of the Indices, you are not investing in the Index. We currently offer Index Strategies based on the following securities indices:

S&P 500® Index, Price Return (SPX): The S&P 500® Index is comprised of 500 stocks considered representative of the overall market and is exclusive of dividends. An index is unmanaged and not available for direct investment.

MSCI EAFE Index, Price Return (MXEA): The MSCI EAFE Index measures the equity market performance of 22 developed market country indices located in Europe, Australasia and the Far East and is exclusive of dividends. An index is unmanaged and not available for direct investment.

Nasdaq 100®, Price Return (NDX): The Nasdaq-100® is a globally recognized index of 100 of the most innovative large-cap companies listed on the Nasdaq Stock Market®.

Russell 2000®, Price Return (RUT): The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 2000 Index. It is considered representative of small capitalization stocks. The prices of small company stocks generally are more volatile than those of large company stocks.

Index Returns for Index Strategies linked to a market index are based on the Index Value published at the close of a Valuation Day. Each such Index is a “price return index,” not a “total return index,” and therefore does not reflect dividends paid on the securities composing the Index. This will reduce the Index return and may cause the Index to underperform a direct investment in the securities composing the Index.
If an Index is discontinued or substantially changes, we reserve the right to select an alternative Index and we will notify you of any such changes. For these purposes, an Index would be substantially changed if an index sponsor announces that it will make a material change in the formula for the Index or the method of calculating the Index or in any other way materially modifies the Index. We would attempt to choose a substitute Index that has a similar investment objective and risk profile to the replaced Index. Upon substitution of an Index, we will calculate your Index Return on the replaced Index up until the date of substitution and the substitute Index from the date of substitution to the Index Strategy End Date. An Index substitution will not change your Index Strategy. The performance of the new Index may not be as good as the one that it substituted and as a result your Index Return may have been better if there had been no substitution. When we notify you of any substitution of an Index, we will also inform you of the potential impacts to your Index Credit.
See “Appendix C” for important information about the Indices.

Historical Index Performance
The bar charts shown below provide each Index’s annual returns for the last 10 calendar years (or for the life of the Index if less than 10 years), as well as the Index returns after applying a hypothetical 5% cap and a hypothetical -10% buffer. The charts illustrate the variability of the returns from year to year and show how hypothetical limits on Index gains and losses may affect these returns. Past performance is not necessarily an indication of future performance.
The performance below is NOT the performance of any Index Strategy. Your performance under the Annuity will differ, perhaps significantly. The performance below may reflect a different return calculation, time period, and limit on Index gains and losses than the Index Strategies, and does not reflect Annuity fees and charges, including surrender charges or negative Interim Value adjustments, which reduce performance.

Notes Regarding Examples
The Examples set forth below, as well as other Examples found throughout this prospectus, are intended to illustrate how various features of the Annuity work. These Examples should not be considered a representation of past or future performance of any Index Strategies. Actual performance may be greater or less than those shown in the Examples. Similarly, the Index Returns in the Examples are not an estimate or guarantee of future Index performance. The Caps, Tier Levels, Participation Rates, Step Rates, and Buffers for the Index Strategies shown in the following Examples are for illustrative purposes only and may not reflect actual declared rates. In addition, values may be rounded for display purposes only.
Limits on Index Losses: Buffers
The Buffer limits the amount of negative Index Return used in calculating the Index Credit that may be applied to an Index Strategy at the end of an Index Strategy Term. For Index Strategies except Dual Directional Index Strategies, if the Index Return is negative, but less than or equal to the Buffer, the Index Credit is zero. Otherwise, the Index Credit is equal to the negative Index Return in excess of the Buffer. Negative Index Returns in excess of the Buffer will result in loss, which may be significant.
The Dual Directional Index Strategy provides an Index Credit equal to the absolute value of the Index Return, not limited by a Cap Rate, when the Index Return is negative and equal to or within the Buffer. Otherwise, if the Index Return is negative and exceeds the Buffer, then the Index Credit will be negative and equal to the Index Return in excess of the Buffer.
The Buffer is the amount of the protected negative return. Any negative Index Credits in excess of the Buffer reduces the Account Value allocated to the Index Strategy.
For example, if the Index Return is -25% and the Buffer is 10%, we will apply a -15% Index Credit (the amount of negative Index Return that exceeds the Buffer) at the end of the Index Strategy Term, meaning you will experience a 15% loss. If the Index Return is -5%, we will apply a 0% Index Credit, meaning you would experience no loss due to negative Index performance. Please see below for more detailed examples.
We will declare Buffers that will be available on the Index Strategy Start Date for each Index Strategy. We set the Buffers at our sole discretion. We consider various factors in declaring Buffers, including our hedging costs and techniques, administrative expenses, regulatory and tax requirements, market conditions, and competitive factors.
The Annuity offers Index Strategies with 10%, 15%, 20% and 30% Buffers. The Buffer for an Index Strategy will not change during an Index Strategy Term.
The Company does not guarantee that the Annuity will always offer Index Strategies that limit Index losses, which would mean risk of loss of the entire amount invested.
Before selecting an Index Strategy for investment, you should consider in consultation with your Financial Professional which Buffer may be appropriate for you. You and your Financial Professional may want to discuss and consider your risk tolerance, investment time horizon, and financial goals. In general, assuming the same Index and Index Strategy Term length, an Index Strategy that provides more protection from Index losses will generally tend to have less potential for Index gains. Conversely, assuming the same Index and Index Strategy Term length, an Index Strategy that provides less protection from Index losses will generally tend have more potential for Index gains.
Examples
The following examples illustrate how we calculate and credit Index Credit, assuming hypothetical negative Index Returns and a hypothetical Buffer. The examples assume no withdrawals.
Index Strategy = 1-Year Point-to-Point with Cap and a 10% Buffer
Index Strategy Base at Index Strategy Start Date = $102,000
Index Strategy Base at Index Strategy End Date before Index Credit = $100,000*
*Assumes a reduction in the Index Strategy Base of $2,000 since the Index Strategy Start Date due to the impact of Interim Value adjustments. Reductions to your Index Strategy Base could be higher or lower than assumed in this example and will depend on factors such as your Index Strategy Base and the corresponding Interim Value adjustments.

(1)	Negative Index Return in excess of the Buffer

Index Return = -15% Index Credit = -5% Index Strategy Base upon Index Strategy End Date after Index Credit = $95,000 ($100,000 - $5,000)

Because the Buffer protects the first 10% of the loss, the Index Strategy only experiences a 5% loss (-15% Index Return + 10% Buffer = -5% Loss) or $100,000*-5.00% = -$5,000. The Account Value in the Index Strategy after the Index Credit would be $95,000.

(2)	Negative Index Return within the Buffer

Index Return = -5% Index Credit = 0% Index Strategy Base upon Index Strategy End Date after Index Credit = $100,000 ($100,000 - $0)

Because the Buffer protects against the first 10% of the loss, the Index Strategy experiences no loss of Account Value due to negative Index performance because the negative Index Return was less than the 10% Buffer. The Account Value in the Index Strategy after the Index Credit would be $100,000.

Limits on Index Gains
An Index Strategy may limit the positive Index Return used in calculating Index Credit that may be applied to an Index Strategy at the end of an Index Strategy Term. The calculation of Index Credit for positive Index Returns differs for Point-to-Point with Cap Index Strategies, Tiered Participation Rate Index Strategies, Dual Directional Index Strategies, Step Rate Index Strategies, and Participation Rate with Cap Index Strategies as described further below.
For the Index Strategies that are available for investment, the Cap Rates, Step Rates, Participation Rates, and Tier Levels, as applicable, that we are currently offering for new Strategy Terms are available at the following website address: [Upside Rate Website]. The Cap Rates, Step Rates, Participation Rates, and Tier Levels posted on that website address are incorporated by reference into this prospectus.
Before selecting an Index Strategy for investment, you should consider in consultation with your Financial Professional whether an Index Strategy’s limit on Index gains may be appropriate for you. You and your Financial Professional may want to discuss and consider your risk tolerance, investment time horizon, and financial goals. In general, assuming the same Index and Index Strategy Term length, an Index Strategy that provides less potential for Index gains will tend to have more protection from Index losses. Conversely, assuming the same Index and Index Strategy Term length, an Index Strategy that provides more potential for Index gains will generally tend to have less protection from Index losses.
Point-To-Point With Cap Index Strategy
For a Point-to-Point with Cap Index Strategy, the Cap Rate may limit the positive Index Return used in calculating the Index Credit that may be applied at the end of an Index Strategy Term. The Cap Rate is the maximum rate that may be credited to an Index Strategy for any given Index Strategy Term. If the Index Return is positive and equal to or greater than the Cap Rate, then the Index Credit is equal to the Cap Rate. If the Index Return is positive, but less than the Cap Rate, the Index Credit is equal to the Index Return.
For example, assume a Cap Rate of 8%. If the Index Return is 10% (which is greater than the Cap Rate), we will apply an 8% Index Credit at the end of the Index Strategy Term, meaning you will experience an 8% gain. If the Index Return is 5% (which is less than the Cap Rate), we will apply a 5% Index Credit at the end of the Index Strategy Term, meaning you will experience a 5% gain. Please see below for more detailed examples.
If the Index Return is negative, but less than or equal to the Buffer, the Index Credit is zero. Otherwise, the Index Credit is equal to the negative Index Return in excess of the Buffer.
The Point-to-Point with Cap Index Strategy is available in 1, 3, and 6-year Terms.
A different Cap Rate may be declared for different Indices, Buffers and Index Strategy Terms. We set the Cap Rates at our sole discretion, subject to the Guaranteed Minimum Cap Rate. We consider various factors in declaring Caps, including our hedging costs and techniques, administrative expenses, regulatory and tax requirements, market conditions, and competitive factors.
For Point-to-Point with Cap Index Strategies, the Guaranteed Minimum Cap Rate equals 5% for a one-year Index Strategy Term with a 10% Buffer, 4.50% for a one-year Index Strategy Term with a 15% Buffer, and 3% for a one-year Index Strategy Term with a 30% Buffer. The Guaranteed Minimum Cap Rate equals 15% for a three-year Index Strategy Term with a 10% Buffer, and 12% for a three-year Index Strategy Term with a 20% Buffer. The Guaranteed Minimum Cap Rate equals 24% for a six-year Index Strategy Term with a 20% Buffer and 18% for a six-year Index Strategy Term with a 30% Buffer.
The initial Cap Rate applies to the initial Index Strategy Term. We will declare a Cap Rate for each subsequent Index Strategy Term. In some cases, we may declare a Cap Rate for an Index Strategy as “uncapped” in which case the maximum Index Credit you may receive is equal to the Index Return, subject to the Buffer.
Subsequent Cap Rates may be higher or lower than the initial Cap Rate but will never be less than the Guaranteed Minimum Cap Rate. Subsequent Cap Rates may differ from the Cap Rates used for new contracts or for other contracts issued at different times. We will determine new Cap Rates on a basis that does not discriminate unfairly within any class of contracts. The Cap Rate will not change during an Index Strategy Term.
Examples
The following examples illustrate how we calculate and credit Index Credit, assuming hypothetical Index Returns and a hypothetical Cap and Buffer. The examples assume no withdrawals.
Index Strategy = 1-Year Point-to-Point with Cap and a 10% Buffer
Cap = 12%
Index Strategy Base at Index Strategy Start Date = $102,000
Index Strategy Base at Index Strategy End Date before Index Credit = $100,000*
*Assumes a reduction in the Index Strategy Base of $2,000 since the Index Strategy Start Date due to the impact of Interim Value adjustments. Reductions to your Index Strategy Base could be higher or lower than assumed in this example and will depend on factors such as your Index Strategy Base, and the corresponding Interim Value adjustments.

●	Upside potential equals 100% of the Index Return up to a Cap of 12%

○	Example 1: if the Index increased by 4%, an amount that is less than the Cap, the Index Credit would be 4%. The Account Value in the Index Strategy after the Index Credit would be $104,000.

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Example 2: if the Index increased by 20%, which is greater than the Cap, the Index Credit would be 12%, which is equal to the Cap Rate. The Account Value in the Index Strategy after the Index Credit would be $112,000.

●	Partial downside protection is provided through the Buffer where Index losses within the Buffer are protected. Index losses that exceed the Buffer will result in a loss of Account Value.

○
Example 1: if the Index decreased by 4%, an amount within the Buffer, the Index Credit would be 0%, with no loss of Account Value. The Account Value in the Index Strategy after the Index Credit would be $100,000.

○
Example 2: if the Index decreased by 12%, which is greater than the 10% Buffer, there would be a loss of Account Value because the Index Credit would be -2%. The Account Value in the Index Strategy after the Index Credit would be $98,000.

Tiered Participation Rate Index Strategy
For a Tiered Participation Rate Index Strategy, the Participation Rates may limit the positive Index Return used in calculating the Index Credit that may be applied at the end of an Index Strategy Term. The Participation Rate is the percentage of an Index Return that may be credited to an Index Strategy for any given Index Strategy Term. We will declare a 1st Tier Participation Rate, 2nd Tier Participation Rate, and a Tier Level at the start of each Index Strategy Term. The 1st Tier Participation Rate is used to calculate the Index Credit associated with any Index Return less than or equal to the declared Tier Level. The 2nd Tier Participation Rate is used to calculate the Index Credit associated with any Index Return greater than the declared Tier Level.
For example, assume the 1st Tier Participation Rate is 100%, the 2nd Tier Participation Rate is 120%, and the Tier Level is 10%. If the Index Return is 10%, we will apply the 1st Tier Participation Rate to the entire Index Return. The 2nd Tier Participation Rate will not apply to any portion of the Index Return because the Index Return is lower than the Tier Level. The Index Credit at the end of the Index Strategy Term will be 10% (10% x 100%), meaning you will experience a 10% gain. Alternatively, assume the Index Return is 15%. In that case, we will apply the 1st Tier Participation Rate to the first 10% of Index Return and the 2nd Tier Participation Rate to the remaining 5% of Index Return. The Index Credit at the end of the Index Strategy Term will be 16% ((10% x 100%) + (5% x 120%)), meaning you will experience a 16% gain. Please see below for more detailed examples.
If the Index Return is between zero and the declared Tier Level, then the Index Credit is equal to the Index Return multiplied by the Participation Rate for the 1st tier. If the Index Return is greater than or equal to the declared Tier Level, the Index Credit is the sum of the Tier Level Index Return multiplied by the Participation Rate for the 1st tier and the remaining Index Return multiplied by the Participation Rate for the 2nd tier. Participation Rates only apply when the Index Return is positive. There is no maximum amount of Index Credit with a Tiered Participation Rate Index Strategy.
If the Index Return is negative, but less than or equal to the Buffer, the Index Credit is zero. Otherwise, the Index Credit is equal to the negative Index Return in excess of the Buffer. See “Limits on Index Losses: Buffer” above.
A different Participation Rate and Tier Level may be declared for different Indices, Buffers, and Index Strategy Terms. We set the Participation Rates and Tier Levels at our sole discretion, subject to the Guaranteed Minimum Participation Rate and Guaranteed Maximum Tier Level. We consider various factors in declaring Participation Rates and Tier Levels, including our hedging costs and techniques, administrative expenses, regulatory and tax requirements, market conditions, and competitive factors.
For Tiered Participation Rate Index Strategies, the Guaranteed Minimum Participation Rate equals 100% and the Guaranteed Maximum Tier Level equals 35%.
The initial Participation Rates and Tier Levels apply to the initial Index Strategy Term. We will declare new Participation Rates and Tier Levels for each subsequent Index Strategy Term. Subsequent Participation Rates may be higher or lower than the initial Participation Rates but will never be less than the Guaranteed Minimum Participation Rate. Subsequent Tier Levels may be higher or lower than the initial Tier Level but will never exceed the Guaranteed Maximum Tier Level. Subsequent Participation Rates and Tier Levels may differ from the Participation Rates and Tier Levels used for new contracts or for other contracts issued at different times. We will determine new Participation Rates and Tier Levels on a basis that does not discriminate unfairly within any class of contracts. The Participation Rate and Tier Level will not change during an Index Strategy Term.
Examples
The following examples illustrate how we calculate and credit Index Credit, assuming hypothetical Index Returns and hypothetical Participation Rates, Tier Level, and Buffer. The examples assume no withdrawals.
Index Strategy = 6-Year Point-to-Point with Tiered Participation Rate and a 10% Buffer
1st Tier Participation Rate = 100%
2nd Tier Participation Rate = 140%
Tier Level = 30%
Index Strategy Base at Index Strategy Start Date = $102,000
Index Strategy Base at Index Strategy End Date before Index Credit = $100,000*

*Assumes a reduction in the Index Strategy Base of $2,000 since the Index Strategy Start Date due to the impact of Interim Value adjustments. Reductions to your Index Strategy Base due to the deduction of Benefit charges could be higher or lower than assumed in this example and will depend on factors such as your Index Strategy Base and the corresponding Interim Value adjustments.

●	Upside potential equals the Index Return multiplied by the Participation Rate(s) based on the Tier Level of 30%.

○
Example 1: if the Index increased by 28%, which is less than the Tier Level, the Index Credit would be 100% of the 28% increase, which would be 28%. The Account Value in the Index Strategy after the Index Credit would be $128,000.

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Example 2: if the Index increased by 68%, which is above the Tier Level, the Index Credit would be 100% of the first 30% increase plus 140% of the remaining 38% increase, which equals 83.2%. The Account Value in the Index Strategy after the Index Credit would be $183,200.

●	Partial downside protection is provided through the Buffer where index losses within the Buffer are protected. Index losses that exceed the Buffer will result in a loss of Account Value.

○
Example 1: if the Index decreased by 4%, an amount within the Buffer, the Index Credit would be 0%, with no loss of Account Value. The Account Value in the Index Strategy after the Index Credit would be $100,000.

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Example 2: if the Index decreased by 12%, which is greater than the 10% Buffer, there would be a loss of Account Value because the Index Credit would be -2%. The Account Value in the Index Strategy after the Index Credit would be $98,000.

Dual Directional Index Strategy
For a Dual Directional Index Strategy, the Cap Rate may limit the positive Index Return used in calculating the Index Credit that may be applied at the end of an Index Strategy Term. The Cap Rate is the maximum rate that may be credited to an Index Strategy for any given Index Strategy Term if the Index Return is positive. The Dual Directional Index Strategy provides an Index Credit equal to the Index Return up to a Cap Rate when the Index Return is positive and an Index Credit equal to the absolute value of the Index Return, not limited by a Cap Rate, when the Index Return is negative and equal to or within the Buffer. The absolute value of the Index Return is the value without regard to the mathematical sign (positive or negative) of the Index Return. Otherwise, if the Index Return is negative and exceeds the Buffer, then the Index Credit will be negative and equal to the Index Return in excess of the Buffer.
If the Index Return is positive and equal to or greater than the Cap Rate, then the Index Credit is equal to the Cap Rate. If the Index Return is zero or positive, but less than the Cap Rate, the Index Credit is equal to the Index Return. For example, assuming a Cap Rate of 4% and an Index Return of 8% (which is greater than the Cap Rate), we will apply a 4% Index Credit at the end of the Index Strategy Term, meaning you will experience a 4% gain. If the Index Return is negative and equal to or within the Buffer, the Index Credit will be positive and equal to the absolute value of the Index Return. For example, assuming a 10% Buffer and an Index Return of negative 8% (which is within the 10% Buffer), we will apply a positive 8% Index Credit at the end of the Index Strategy Term, meaning you will experience an 8% gain. If the Index Return is instead a negative 12% (which exceeds the 10% Buffer), we will apply a negative 2% Index Credit at the end of the Index Strategy Term, meaning you will experience a 2% loss.
The Dual Directional Index Strategy is available in 1 and 6-year Terms.
The Cap Rate may vary by Index, Index Strategy Term and Buffer. We set the Cap Rates at our sole discretion, subject to the Guaranteed Minimum Cap Rate. We consider various factors in declaring Caps, including our hedging costs and techniques, administrative expenses, regulatory and tax requirements, market conditions, and competitive factors.

For Dual Directional Index Strategies, the Guaranteed Minimum Cap Rate equals 5% for a one-year Index Strategy Term with a 10% Buffer. The Guaranteed Minimum Cap Rate equals 30% for a six-year Index Strategy Term with a 10% Buffer, 27% for a six-year Index Strategy Term with a 15% Buffer, and 24% for a six-year Index Strategy Term with a 20% Buffer.
The initial Cap Rate applies to the initial Index Strategy Term. We will declare a Cap Rate for each subsequent Index Strategy Term. In some cases, we may declare a Cap Rate for an Index Strategy as “uncapped” in which case the maximum Index Credit you may receive is equal to the Index Return, subject to the Buffer.
Subsequent Cap Rates may be higher or lower than the initial Cap Rate but will never be less than the Guaranteed Minimum Cap Rate. Subsequent Cap Rates may differ from the Cap Rates used for new contracts or for other contracts issued at different times. We will determine new Cap Rates on a basis that does not discriminate unfairly within any class of contracts. The Cap Rate will not change during an Index Strategy Term.
Examples
The following examples illustrate how we calculate and credit Index Credit, assuming hypothetical Index Returns and a hypothetical Cap and Buffer. The examples assume no withdrawals.
Index Strategy = 1-Year Dual Directional with a 10% Buffer
Cap = 7%
Index Strategy Base at Index Strategy Start Date = $102,000
Index Strategy Base at Index Strategy End Date before Index Credit = $100,000*
*Assumes a reduction in the Index Strategy Base of $2,000 since the Index Strategy Start Date due to the impact of Interim Value adjustments. Reductions to your Index Strategy Base could be higher or lower than assumed in this example and will depend on factors such as your Index Strategy Base and the corresponding Interim Value adjustments.

●	Upside Potential: If the Index Return is positive: the Index Credit is equal to the Index Return up to the Cap Rate.

○	Example 1: If the Index increased by 6%, which is less than the Cap Rate, the Index Credit would be 6%. The Account Value in the Index Strategy after the Index Credit would be $106,000.

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Example 2: If the Index increased by 9%, which is greater than the Cap Rate, the Index Credit would be 7%, which is equal to the Cap Rate. The Account Value in the Index Strategy after the Index Credit would be $107,000.

●	Growth Potential with Negative Index Return: If the Index Return is negative and within or equal to the Buffer: the absolute value of the Index Return will be used for the Index Credit.

○	Example 1: If the Index decreased by 4%, an amount within the Buffer, the Index Credit would be 4%. The Account Value in the Index Strategy after the Index Credit would be $104,000.

○	Example 2: If the Index decreased by 10%, an amount equal to the Buffer, the Index Credit would be 10%. The Account Value in the Index Strategy after the Index Credit would be $110,000.

●	Partial Downside Protection: If the Index Return is negative and exceeds the Buffer: Index losses that exceed the Buffer will result in a loss of Account Value.

○	Example: If the Index decreased by 12%, which is greater than the 10% Buffer, the Index Credit would be -2%. The Account Value in the Index Strategy after the Index Credit would be $98,000.

Step Rate Index Strategy
For a Step Rate Index Strategy, the Step Rate may limit the positive Index Return used in calculating the Index Credit that may be applied at the end of an Index Strategy Term. The Step Rate is the declared rate that will be credited to an Index Strategy for any given Index Strategy Term. If the Index Return is zero or positive the Index Credit equals the Step Rate. For example, assuming a Step Rate of 9.5% and an Index Return of 4% (which is between zero and the Step Rate), the Index Credit is 9.5% which is the Step Rate. Assuming the Step Rate is 9.5% and the Index Return is 20% (which is greater than the Step Rate), the Index Credit is 9.5% which is the Step Rate.
If the Index Return is negative, but less than or equal to the Buffer, the Index Credit is zero. Otherwise, the Index Credit is equal to the negative Index Return in excess of the Buffer.
The Step Rate Index Strategy is available in 1-year Terms.
A different Step Rate may declared for different Indices, Buffers and Index Strategy Terms. We set the Step Rates at our sole discretion, subject to the Guaranteed Minimum Step Rate. We consider various factors in declaring Step Rates, including our hedging costs and techniques, administrative expenses, regulatory and tax requirements, market conditions, and competitive factors.
Subsequent Step Rates may be higher or lower than the initial Step Rate but will never be less than the Guaranteed Minimum Step Rate. Subsequent Step Rates may differ from the Step Rates used for new contracts or for other contracts issued at different times. We will determine new Step Rates on a basis that does not discriminate unfairly within any class of contracts. The Step Rate will not change during an Index Strategy Term.
For Step Rate Index Strategies, the Guaranteed Minimum Step Rate equals 5% for a one-year Index Strategy with a 10% Buffer.
Examples
The following examples illustrate how we calculate and credit Index Credit, assuming hypothetical Index Returns and a hypothetical Step Rate and Buffer. The examples assume no withdrawals.
Index Strategy = 1-Year Step Rate and a 10% Buffer
Step Rate = 6%
Index Strategy Base at Index Strategy Start Date = $102,000
Index Strategy Base at Index Strategy End Date before Index Credit = $100,000*
*Assumes a reduction in the Index Strategy Base of $2,000 since the Index Strategy Start Date due to the impact of Interim Value adjustments. Reductions to your Index Strategy Base could be higher or lower than assumed in this example and will depend on factors such as your Index Strategy Base, and the corresponding Interim Value adjustments.

●
Upside potential equals the Step Rate if the Index Return is between 0% (including zero) and the Step Rate. If the Index Return is greater than the Step Rate, the Index Credit is equal to the Step Rate.

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Example 1: if the Index increased by 4%, an amount that is less than the Step Rate, the Index Credit would be 6% (the Step Rate). The Account Value in the Index Strategy after the Index Credit would be $106,000.

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Example 2: if the Index increased by 10%, which is greater than the Step Rate, the Index Credit would be 6% which is equal to the Step Rate. The Account Value in the Index Strategy after the Index Credit would be $106,000.

●	Partial downside is provided through the Buffer where Index losses within the Buffer are protected. Index losses that exceed the Buffer will result in a loss of Account Value.

○
Example 1: if the Index decreased by 4%, an amount within the Buffer, the Index Credit would be 0%, with no loss of Account Value. The Account Value in the Index Strategy after the Index Credit would be $100,000.

○
Example 2: if the Index decreased by 12%, which is greater than the 10% Buffer, there would be a loss of Account Value because the Index Credit would be -2%. The Account Value in the Index Strategy after the Index Credit would be $98,000.

Participation Rate with Cap Index Strategy
For a Participation Rate with Cap Index Strategy, the Cap Rate may limit the positive Index Return used in calculating the Index Credit that may be applied at the end of an Index Strategy Term. The Participation Rate with Cap Index Strategy applies a percentage to any positive Index Return, subject to a maximum level of the Cap Rate, that may be credited to the Index Strategy at the Index Strategy End Date for any given Index Strategy Term.
If the Index Return is positive, the Index Credit is equal to the Index Return multiplied by the Participation Rate up to the Cap Rate. For example, assuming a Cap Rate of 100%, a Participation Rate of 130% and an Index Return of 75%, the Index Credit would be 130% of 75% or 97.5% (which is less than the Cap Rate) so your account is credited 97.5%. If the Index Return is 125% under the same assumptions, the Index Credit would be calculated by first multiplying 130% of 125%, which is 162.5% (which is greater than the Cap Rate) so your account is credited 100%.
If the Index Return is zero or negative, but less than or equal to the Buffer, the Index Credit is zero. If the Index Return is negative, and is greater than the Buffer, the Index Credit is equal to the Index Return in excess of the Buffer.
The Participation Rate with Cap Index Strategy is available in 6-year Terms.

The initial Participation and Cap Rates apply to the initial Index Strategy Term. We will declare a Participation and Cap Rate for each subsequent Index Strategy Term. In some cases, we may declare a Cap Rate for an Index Strategy as “uncapped” in which case the maximum Index Credit you may receive is equal to the Index Return multiplied by the Participation Rate.
Subsequent Cap Rates and/or Participation Rates may be higher or lower than the initial Cap Rate and/or Participation Rate but will never be less than the Guaranteed Minimum Cap Rate or Guaranteed Minimum Participation Rate. Subsequent Cap Rates and/or Participation Rates may differ from the Cap Rates and/or Participation Rates used for new contracts or for other contracts issued at different times. We will determine new Cap Rates and/or Participation Rates on a basis that does not discriminate unfairly within any class of contracts.
A different Cap Rate and Participation Rate may be declared for different Indices, Buffers and Index Strategy Terms. We set the Cap Rates and Participation Rates at our sole discretion, subject to the Guaranteed Minimum Cap Rate. We consider various factors in declaring Cap Rates and Participation Rates, including our hedging costs and techniques, administrative expenses, regulatory and tax requirements, market conditions, and competitive factors.
For Participation Rate with Cap Index Strategies, the Guaranteed Minimum Cap Rate equals 30% for a six-year Index Strategy with a 10% Buffer, and 24% for a six-year Index Strategy with a 20% Buffer. The Guaranteed Minimum Participation Rate equals 100% for a six-year Index Strategy Term.

Examples
The following examples illustrate how we calculate and credit Index Credit, assuming hypothetical Index Returns and a hypothetical Cap Rate, Participation Rate and Buffer. The examples assume no withdrawals.
Index Strategy = 6-Year Participation Rate with Cap and a 10% Buffer
Cap = 100%; Participation Rate = 130%
Index Strategy Base at Index Strategy Start Date = $102,000
Index Strategy Base at Index Strategy End Date before Index Credit = $100,000*
*Assumes a reduction in the Index Strategy Base of $2,000 since the Index Strategy Start Date due to the impact of Interim Value adjustments. Reductions to your Index Strategy Base could be higher or lower than assumed in this example and will depend on factors such as your Index Strategy Base, and the corresponding Interim Value adjustments.

●	Upside potential equals 130% of the Index Return up to a Cap of 100%

○
Example 1: If the index increases by 75%, the Index Credit would be calculated by first multiplying the Index Return of 75% by the Participation Rate of 130%, which results in 97.5%. This amount is less than the 100% Cap Rate, so the Index Credit equals 97.5%. The Account Value in the Index Strategy after the Index Credit would be $197,500.

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Example 2: If the index increases by 125%, the Index Credit would be calculated by first multiplying the Index Return of 125% by the Participation Rate of 130%, which results in 162.5%. This amount is greater than the 100% Cap Rate, so the Index Credit would be the 100% Cap Rate. The Account Value in the Index Strategy after the Index Credit would be $200,000.

●	Partial downside protection is provided via the Buffer where index losses within the Buffer are protected. Index losses in excess of the Buffer will result in a loss of Account Value.

○
Example 1: if the index decreased by 4%, an amount within the Buffer, the Index Credit would be 0.00%, with no loss in Account Value. The Account Value in the Index Strategy after the Index Credit would be $100,000.

○	Example 2: if the index decreased by 12%, which is greater than the 10% Buffer, the Index Credit would be -2.00%. The Account Value in the Index Strategy after the Index Credit would be $98,000.

For more information about the Index Strategies, please refer to “Appendix A”.
Maturity
On each Index Anniversary Date, you may reallocate Account Value allocated to the Variable Option and any Index Strategy(ies) that has reached an Index Strategy End Date into any available Index Strategy. Additionally, for Index Strategy(ies) where a Performance Lock has occurred, transfers to new Index Strategy(ies) may also occur on any Index Anniversary Date. We will notify you in advance of any Index Anniversary Date. Upon receipt of your instructions in Good Order for reallocation of the Account Value to or from an Index Strategy, we will process the reallocation on the Index Anniversary Date. You will be able to make reallocation selections via mail, phone, through online access or any other media that we make available. The minimum required amount allocated to any Index Strategy is $2,000. The minimum required amount allocated to the Variable Option is $20. Please see “Transfer and Reallocation Guidelines” for more information on how you may provide instructions on reallocating Account Value at the end of an Index Strategy Term, as well as the default reallocation in the absence of such instructions.
Variable Options
Account Value allocated to the Variable Options will vary based on the investment experience of the Portfolios in which the Variable Options invest. There is a risk of loss of the entire amount invested.
Please refer to “Appendix A” for certain information regarding each Portfolio, including (i) its name, (ii) its type (e.g., money market fund, bond fund, balanced fund, etc.), (iii) its investment advisor and any subadvisor, (iv) current expenses, and (v) performance. There is no guarantee that any underlying Portfolio will meet its investment objective. Each Portfolio has issued a prospectus that contains more detailed information about the Portfolio. The prospectuses for the Portfolios can be found online at www.prudential.com/regdocs/PLNJ-FLEXGUARD-NY-USP. You can also request this information at no cost by calling 1-888-PRU-2888.
Each underlying Portfolio is registered as an open-end management investment company, or series thereof, under the Investment Company Act. Shares of the underlying Portfolios are sold to separate accounts of life insurance companies offering variable annuity and variable life insurance products. The shares may also be sold directly to qualified pension and retirement plans.
Voting Rights
We are the legal owner of the shares of the underlying Portfolios in which the Variable Options invest. However, under current SEC rules, you have voting rights in relation to Account Value allocated to the Variable Options. If an underlying Portfolio requests a vote of shareholders, we will vote our shares based on instructions received from Owners with Account Value allocated to that Variable Option. Owners have the right to vote an amount equal to the number of shares attributable to their Annuity. If we do not receive voting instructions in relation to certain shares, we will vote those shares in the same manner and proportion as the shares for which we have received instructions. This voting procedure is sometimes referred to as “mirror voting” because, as indicated in the immediately preceding sentence, we mirror the votes that are actually cast, rather than decide on our own how to vote. We will also “mirror vote” shares that are owned directly by us or an affiliate (excluding shares held in the separate account of an affiliated insurer). In addition, because all the shares of a given Portfolio held within the Registered Separate Account are legally owned by us, we intend to vote all of such shares when that underlying Portfolio seeks a vote of its shareholders. As such, all such shares will be counted towards whether there is a quorum at the underlying Portfolio’s shareholder meeting and toward the ultimate outcome of the vote. Thus, under “mirror voting”, it is possible that the votes of a small percentage of Owners who actually vote will determine the ultimate outcome.
We may, if required by state insurance regulations, disregard voting instructions if they would require shares to be voted so as to cause a change in the sub-classification or investment objectives of one or more of the available variable investment options or to approve or disapprove an investment advisory contract for a Portfolio. In addition, we may disregard voting instructions that would require changes in the investment policy or investment advisor of one or more of the Portfolios associated with the available variable investment options, provided that we reasonably disapprove such changes in accordance with applicable federal or state regulations. If we disregard Owner voting instructions, we will advise Owners of our action and the reasons for such action in the next available annual or semi-annual report.
We will furnish those Owners who have Account Value allocated to a Variable Option whose underlying Portfolio has requested a “proxy” vote with proxy materials and the necessary forms to provide us with their voting instructions. Generally, you will be asked to provide instructions for us to vote on matters such as changes in a fundamental investment strategy, adoption of a new investment advisory agreement, or matters relating to the structure of the underlying Portfolio that require a vote of shareholders. We reserve the right to change the voting procedures described above if applicable SEC rules change.
Similar Funds
The Portfolios are not publicly traded mutual funds. They are only available as investment options in variable annuity contracts and variable life insurance policies issued by insurance companies, or in some cases, to participants in certain qualified retirement plans. However, some of the Portfolios available as Variable Options under variable annuity contracts and variable life insurance policies are managed by the same advisor or subadvisor as a retail mutual fund of the same or similar name that the Portfolio may have been modeled after at its inception. Certain retail mutual funds may also have been modeled after a Portfolio. While the investment objective and policies of the retail mutual funds and the Portfolios may be substantially similar, the actual investments will differ to varying degrees. Differences in the performance of the funds can be expected, and in some cases could be substantial. You should not compare the performance of a publicly traded mutual fund with the performance of any similarly named Portfolio offered as a Variable Option.

Material Conflicts
In the future, it may become disadvantageous for separate accounts of variable life insurance and variable annuity contracts to invest in the same underlying Portfolios. Neither the companies that invest in the Portfolios nor the Portfolios currently foresee any such disadvantage. The Board of Directors for each Portfolio intends to monitor events in order to identify any material conflict between variable life insurance policy owners and variable annuity contract owners and to determine what action, if any, should be taken. Material conflicts could result from such things as:

1.	changes in state insurance law;

2.	changes in federal income tax law;

3.	changes in the investment management of any variable investment options; or

4.	differences between voting instructions given by variable life insurance policy owners and variable annuity contract owners.

Fees and Payments Received by Us
As detailed below, we and our affiliates may receive substantial payments from the underlying Portfolios and/or related entities, such as the Portfolios’ advisors and subadvisors. Because these fees and payments would be made to us and our affiliates, allocations you make to the underlying Portfolios would benefit us financially. In selecting Portfolios available under the Annuity, we consider the payments that will be made to us.
We may receive Rule 12b-1 fees which compensate us and our affiliate, Prudential Annuities Distributors, Inc., for distribution and administrative services. These fees are paid by the underlying Portfolio out of each Portfolio’s assets and are therefore borne by Owners.
We may also receive administrative services payments from the Portfolios or the advisors of the underlying Portfolios or their affiliates, which are referred to as “revenue sharing” payments. The maximum combined 12b-1 fees and revenue sharing payments we receive with respect to a Portfolio are generally equal to an annual rate of 0.55% of the average assets allocated to the Portfolio under the Annuity (in certain cases, however, this amount may be equal to annual rate of 0.60% of the average assets allocated to the Portfolio). We expect to make a profit on these fees and payments and consider them when selecting the Portfolios available under the Annuity.
In addition, an advisor or subadvisor of a Portfolio or a distributor of the Annuity (not the Portfolios) may also compensate us by providing reimbursement, defraying the costs of, or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with the Annuity. These services may include but are not limited to: sponsoring or co-sponsoring various promotional, educational or marketing meetings and seminars attended by distributors, wholesalers, and/or broker dealer firms’ registered representatives, and creating marketing material discussing the Annuity, available options, and underlying Portfolios. The amounts paid depend on the nature of the meetings, the number of meetings attended by the advisor, subadvisor, or distributor, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of the advisor’s, subadvisor’s or distributor’s participation. These payments or reimbursements may not be offered by all advisors, subadvisors, or distributors and the amounts of such payments may vary between and among each advisor, subadvisor, and distributor depending on their respective participation. We may also consider these payments and reimbursements when selecting the Portfolios available under the Annuity. For the annual period ended December 31, 2024, with regard to the total annual amounts that were paid (or as to which a payment amount was accrued) under the kinds of arrangements described in this paragraph, the amounts for any particular advisor, subadvisor or distributor ranged from $172.15 to $275,000. These amounts relate to all individual variable annuity contracts issued by Pruco Life of New Jersey or its affiliates, not only the Annuity covered by this prospectus.
In addition to the payments that we receive from underlying Portfolios and/or their affiliates, those same Portfolios and/or their affiliates may make payments to us and/or other insurers within the Prudential Financial group related to the offering of investment options within variable annuities or life insurance offered by different Prudential business units.

CHARGES AND ADJUSTMENTS

The charges under the Annuity are designed to cover, in aggregate, our direct and indirect costs of selling, administering and providing benefits under the Annuity. They are also designed, in aggregate, to compensate us for the risks of loss we assume. If, as we expect, the charges that we collect from the Annuity exceed our total costs in connection with the Annuity, we will earn a profit. Otherwise we will incur a loss. For example, we may make a profit on the Insurance Charge (as described in the “Insurance Charge” subsection of this section) if, over time, the actual costs of providing the guaranteed insurance obligations and other expenses under the Annuity are less than the amount we deduct for the Insurance Charge. To the extent we make a profit on the Insurance Charge, such profit may be used for any other corporate purpose.
The rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In general, a given charge under the Annuity compensates us for our costs and risks related to that charge and may provide for a profit. However, it is possible that with respect to a particular obligation we have under the Annuity, we may be compensated not only by the charge specifically tied to that obligation, but also from one or more other charges we impose.
With regard to charges that are assessed as a percentage of the value of the Sub-accounts, please note that such charges are assessed through a reduction to the Unit Value of your investment in each Sub-account, and in that way reduce your Account Value. A “Unit” refers to a share of participation in a Sub-account used to calculate your Account Value prior to the Annuity Date. There are no explicit charges for the Index Strategies.
Contingent Deferred Sales Charge (“CDSC”): A CDSC reimburses us for expenses related to sales and distribution of the Annuity, including commissions, marketing materials and other promotional expenses. We may deduct a CDSC if you surrender your Annuity or when you make a partial withdrawal. The CDSC is calculated as a percentage of your Purchase Payment being surrendered or withdrawn. The CDSC percentage varies with the number of years that have elapsed since each Purchase Payment being withdrawn was made. The CDSC percentages are shown under “Fee Table” earlier in this prospectus.
With respect to a partial withdrawal, we calculate the CDSC by assuming that any available Free Withdrawal Amount is taken out first (see “Free Withdrawal Amounts” later in this prospectus). If the Free Withdrawal Amount is not sufficient, we then assume that any remaining amount of a partial withdrawal is taken from Purchase Payments on a first-in, first-out basis, and subsequently from any other Account Value in the Annuity (such as gains), as described in the examples below.
EXAMPLES
These examples are designed to show you how the CDSC is calculated. They do not take into account any other fees and charges. The examples illustrate how the CDSC would apply to reduce your Account Value based on the timing and amount of your withdrawals. They also illustrate how a certain amount of your withdrawal, the “Free Withdrawal Amount,” is not subject to the CDSC when the contract is not fully surrendered. The Free Withdrawal Amount is equal to 10% of all Purchase Payments currently subject to a CDSC in each year and is described in more detail in the “Surrenders and Withdrawals,” section.
Assume you purchase your Annuity with a $75,000 initial Purchase Payment and you make no subsequent Purchase Payments for the life of your Annuity.
Example 1
Assume the following:

●	three years after the purchase, your Account Value is $85,000 (your Purchase Payment of $75,000 plus $10,000 of investment gain);

●	the Free Withdrawal Amount is $7,500 (10% of $75,000);

●	the applicable CDSC is 5%.

If you request a withdrawal of $50,000, $7,500 is not subject to the CDSC because it is the Free Withdrawal Amount. The remaining amount of your withdrawal is subject to the 5% CDSC. The CDSC in this example is 5% of $42,500, or $2,125.
Gross Withdrawal or Net Withdrawal. Generally, you can request either a gross withdrawal or a net withdrawal. In a gross withdrawal scenario, you request a specific withdrawal amount with the understanding that the amount you actually receive is reduced by any applicable CDSC as well as any applicable tax withholding. In a net withdrawal scenario, you request a withdrawal for the exact dollar amount you want to receive after the deduction for any applicable CDSC as well as any applicable tax withholding. This means that an amount greater than the amount of your requested net withdrawal will be deducted from your Account Value if there is any CDSC and/or tax withholding. To make sure that you receive the net withdrawal amount, we first calculate the corresponding gross withdrawal amount, including the applicable CDSC and/or tax withholding. We then reduce the gross withdrawal by the Free Withdrawal amount before applying the applicable CDSC and/or tax withholding to the remaining amount.
As a result, in this example, the total withdrawal amount will be greater for a net withdrawal as compared to a gross withdrawal for the same dollar amount requested.

●
If you request a gross withdrawal of $50,000, and without any consideration to tax withholding, the amount of the CDSC will reduce the amount of the withdrawal you receive. In this example, the CDSC would equal $2,125 (($50,000 – the Free Withdrawal Amount of $7,500 = $42,500) × 0.05 = $2,125). You would receive $47,875 ($50,000 – $2,125). To determine your remaining Account Value after your withdrawal, we reduce your initial Account Value by the amount of your requested withdrawal. In this case, your Account Value would be $35,000 ($85,000 – $50,000).

●
If you request a net withdrawal of $50,000, and without any consideration to tax withholding, we first determine the gross withdrawal amount that will need to be withdrawn in order to provide the requested payment amount. We do this by first subtracting the Free Withdrawal Amount from the net withdrawal amount and dividing the resulting amount by the result of 1 minus the early withdrawal fee. Here is the calculation: $42,500/(1 – 0.05) = $44,736.84. This is the total amount to which the CDSC will apply. The amount of the CDSC is $2,236.84. Therefore, in order for you to receive the full $50,000 amount as a net withdrawal, we will deduct a gross withdrawal amount of $52,236.84 from your Account Value, resulting in a remaining Account Value of $32,763.16.

Example 2
Assume the following:

●	two years after the gross withdrawal described above, the Account Value is $48,500 ($35,000 of remaining Account Value plus $13,500 of investment gain);

●	the Free Withdrawal Amount is $7,500; and

●	the applicable CDSC in Annuity Year 5 is now 3%.

If you now take a second gross withdrawal of $10,000, $7,500 is not subject to the CDSC because it is the Free Withdrawal Amount for that year. The remaining $2,500 is subject to the 3% CDSC or $75 and you will receive $9,925.
On the day that we process your request for a withdrawal, we calculate a CDSC based on any Purchase Payments not previously withdrawn. If your Account Value has declined in value, or if you had made prior withdrawals that reduced your Account Value, the dollar amount of your requested withdrawal may represent, as a percentage of the Purchase Payments being withdrawn, a dollar amount that is greater than your Account Value.
To determine if CDSC applies to a partial withdrawal, we first determine if all Purchase Payments have been previously withdrawn. If so, no CDSC applies. If not:

●	First determine what, if any, amounts qualify as a Free Withdrawal. These amounts are not subject to CDSC.

●
Next determine what, if any, remaining amounts are in excess of the Free Withdrawal Amount. These amounts will be treated as withdrawals of Purchase Payments. These amounts may be subject to CDSC. Purchase Payments are withdrawn on a first-in, first-out basis.

●	Withdraw any remaining amounts from any other Account Value (including gains). These amounts are not subject to CDSC.

CDSC is waived under the following circumstances, including but not limited to:

●	The Free Withdrawal Amount - withdrawals equal to or less than the stated Free Withdrawal Amount.

●	Required Minimum Distribution - as calculated by us, even those taken during the first contract year, and distributed through a program/process we support.

○
Medically-Related Surrenders (MRS) - based on the Owner meeting the following conditions (or Annuitant if entity owned): a) fatally ill or b) confinement to a medical facility for 90 consecutive days following the Issue Date We define a medical facility as a facility recognized as a hospital or a long-term care facility or that is a nursing home facility with a 24-hour RN or LPN who controls all prescribed medications and daily medical records.

○	We define fatal illness as a condition which results in death within 2 years.

○	We allow for partial Medically Related Surrenders - we reserve the right in the contract to cap at a cumulative maximum of $500K per life, though this is not currently enforced.

●	There is no cap on total Purchase Payments, i.e. the amount of Purchase Payments will not cause an Owner to be eligible for the waiver.

We will not discriminate unfairly between Annuity purchasers with respect to any CDSC waivers.
Tax Charge: The Tax Charge is designed to approximate the taxes that we are required to pay and is generally assessed as a percentage of Purchase Payments, Surrender Value, or Account Value as applicable. The Tax Charge currently ranges up to 3.5%.
Currently, New York does not impose any premium tax. Other states and municipalities may impose a premium tax or similar tax on annuities that we are required to pay. We reserve the right to deduct a Tax Charge from Purchase Payments when received, from Surrender Value upon surrender, or from Account Value upon Annuitization if the State of New York imposes this type of tax in the future or if this type of tax is imposed by another jurisdiction. We may assess a charge against the Sub-accounts equal to any taxes which may be imposed upon the separate accounts.

Company Taxes: We will pay company income taxes on the taxable corporate earnings created by this Separate Account Product. While we may consider company income taxes when pricing our products, we do not currently include such income taxes in the Tax Charges you may pay under the Annuity. We will periodically review the issue of charging for taxes, and we may charge for taxes in the future. We reserve the right to impose a charge for taxes if we determine, in our sole discretion, that we will incur a tax as a result of the administration of the Contract, including any tax imposed with respect to the operation of the Separate Account or General Account.
In calculating our corporate income tax liability, we may derive certain corporate income tax benefits associated with the investment of company assets, including Separate Account assets, which are treated as company assets under applicable income tax law. These benefits reduce our overall corporate income tax liability. Under current law, such benefits include foreign tax credits and corporate dividend received deductions. We do not pass these tax benefits through to holders of the Separate Account annuity contracts because (i) the Owners are not the Owners of the assets generating these benefits under applicable income tax law and (ii) we do not currently include company income taxes in the Tax Charges you pay under the Annuity. We reserve the right to change these tax practices.
Insurance Charge: The Insurance Charge is charged daily based on the annualized rate shown in the “Fee Table” section for the amount of Purchase Payments in your Annuity on each Valuation Day allocated to the Variable Options. On any Valuation Day, your Purchase Payments will equal the sum of all Purchase Payments prior to the application of any fees, charges, or Tax Charges applied to your Annuity less all withdrawals taken from your Annuity, which includes withdrawals you take from the Annuity as Required Minimum Distributions. Currently, we offer two levels of the Insurance Charge depending on whether your Purchase Payments are less than $1,000,000, or equal to or greater than $1,000,000 on any Valuation Day. If your Purchase Payments are less than $1,000,000, you will pay a higher Insurance Charge at that time than you would pay if your Purchase Payments were $1,000,000 or more.
The Insurance Charge is intended to compensate us for providing the insurance benefits under each Annuity and the risk that persons we guarantee annuity payments to, will live longer than our assumptions. The charge covers the mortality and expense risk and administration charges. Furthermore, the charge also compensates us for our administrative costs associated with providing the Annuity benefits, including preparation of the contract and prospectus, confirmation statements, quarterly account statements and annual reports, legal and accounting fees as well as various related expenses. Finally, the charge compensates us for the risk that our assumptions about the mortality risks and expenses under each Annuity are incorrect and that we have agreed not to increase these charges over time despite our actual costs. The charge is not applicable to any allocations to the Index Strategy Options.
Interim Value Adjustments for Index Strategies
On each Valuation Day during the year, other than the Index Strategy Start Date and Index Strategy End Date, each Index Strategy is valued using an Interim Value. The Interim Value is used to calculate amounts available for withdrawal (including systematic withdrawals), surrender, transfer, Income, Excess Income, annuitization or payment of a death claim. The Interim Value also is used to determine how much the Index Strategy Base will be reduced after a transfer, withdrawal or Benefit charge.
This prospectus refers to the gain or loss reflected in an Interim Value, which fluctuates from day to day between the Index Strategy Start Date and Index Strategy End Date, as an Interim Value “adjustment.” Interim Value adjustments will impact your investment in an Index Strategy only when there is a transaction using an Interim Value, including the daily deduction of Benefit charges. A negative Interim Value adjustment will result in loss, and any such loss could be greater than the value withdrawn or otherwise removed from the Index Strategy and could result in loss beyond the Index Strategy’s Buffer (which only applies on the Index Strategy End Date). A negative Interim Value adjustment will reduce Account Value and Surrender Value and may reduce the Index-Linked Income Benefit and/or the death benefit, perhaps significantly. A negative Interim Value adjustment will result in loss even if the Index Value at the time the Interim Value is calculated is higher than the Index Value on the Index Strategy Start Date.
In extreme circumstances, the maximum potential loss resulting from a negative Interim Value adjustment is 100% of the amount invested in an Index Strategy.
Any applicable charges will be applied after the Interim Value is calculated. Interim Value adjustments do not apply to the Variable Option.
Interim Value adjustments are not a fee or charge that is provided in consideration for any specific Annuity features. Interim Value adjustments shift risk from us to Owners, protecting us from losses on our own investments supporting Index Strategy guarantees if amounts are withdrawn or otherwise removed from an Index Strategy prior to the end of an Index Strategy Term. There are no circumstances under which an Interim Value adjustment will be waived.
The Interim Value is included in the Account Value and Surrender Value to reflect the amount in the applicable Index Strategy prior to the Index Strategy End Date. The Interim Value is calculated using a formula. Several factors may cause a positive or negative Interim Value adjustment, including the current price of the underlying Index, the time remaining until the Index Strategy End Date, and the current value of the investments we have made to fund our obligations under the Index Strategy (which may be impacted by external factors such as changes in the interest rate environment and market volatility). The Interim Value is an estimate of the current value of fixed income and derivative instruments we could purchase to assure our ability to meet our obligations to the Owner at an Index Strategy End Date.
For additional information about Interim Values, including detailed examples illustrating the operation of an Interim Value adjustment, see “Interim Value Adjustment” in the Statement of Additional Information.

In addition to an Interim Value adjustment, when amounts are partially removed from an Index Strategy prior to the Index Strategy End Date, there will be an immediate reduction to your Index Strategy Base in a proportion equal to the reduction in your Interim Value. The proportional reduction could be larger than the dollar amount removed from the Index Strategy. Reductions to your Index Strategy Base will negatively impact your Interim Values for the remainder of the Index Strategy Term and will result in a lower Index Credit on the Index Strategy End Date. Once your Index Strategy Base is reduced, it will not increase for the remainder of the Index Strategy Term. Here are examples where the Index Strategy Base is less than the Interim Value and then exceeds the Interim Value:
The Interim Value assesses the fair value of the assets allocated to the Index Strategy (Index Strategy Base) plus the current value of the portfolio of options utilized to replicate the performance of these Index Strategies.
The Interim Value for the applicable Index Strategy is equal to (1) + (2) where:

(1) is the fair value of the Index Strategy Base on the Valuation Day the Interim Value is calculated.

(2) is the current value of replicating the portfolio of options

1. The fair value of the Index Strategy Base is meant to represent the market value of the investments supporting each Index Strategy.

The Market Value Index Rate will apply on a uniform basis for a class of Owners in the same Index Strategy and will be administered in a uniform and non-discriminatory manner.

The Market Value Index Rate is the Bloomberg U.S. Intermediate Credit Index rate. The Bloomberg U.S. Intermediate Credit Index is the rate for the maturity using a set duration. The duration is set to represent the duration of the investments supporting the Index Strategy and may not match the actual length of the Index Strategy.

If the Bloomberg U.S. Intermediate Credit Index yield is not published for a particular day, then we will use the yield on the next day it is published. If the Bloomberg U.S. Intermediate Credit Index yield is no longer published, or is discontinued, then we may substitute another suitable method for determining this component of the Market Value Index Rate.

2. Current value of the replicating portfolio of options – We utilize a fair market value methodology to value replicating the portfolio of options that support this product.

For each Index Strategy, we solely designate and value options, each of which is tied to the performance of the Index associated with the Index Strategy. We use derivatives to provide an estimate of the gain or loss on the Index Strategy Base that could occur at the end of the Index Strategy Term. This estimate also reflects the impact of the Cap Rate, Participation Rate, Tier Level, Step Rate, and Buffer at the end of the Index Strategy Term as well as the estimated cost of exiting the replicating options prior to the Index Strategy End Date. The valuation of the options is based on standard methods for valuing derivatives and based on inputs from third party vendors. The methodology used to value these options is determined solely by us and may vary, higher or lower, from other estimated valuations or the actual selling price of identical derivatives. Any variance between our estimated fair value price and other estimated or actual prices may be different from Index Strategy type to Index Strategy type and may also change from day to day.

The current Interim Value for an Index Strategy may be obtained by contacting us toll-free at 1-888-PRU-2888. Please note that Interim Values fluctuate daily, and the current Interim Value quoted may differ from the actual Interim Value calculated at the time of an Interim Value adjustment.
For additional information about Interim Values, including detailed examples illustrating the operation of an Interim Value adjustment, see “Interim Value Adjustment” in the Statement of Additional Information.
Fees and Expenses Incurred by the Portfolios: Each Portfolio incurs total annualized operating expenses comprised of an investment management fee, other expenses and any distribution and service (12b-1) fees or short sale expenses that may apply. These fees and expenses are assessed against each Portfolio’s net assets and reflected daily by each Portfolio before it provides us with the net asset value as of the close of business each Valuation Day. More detailed information about fees and expenses can be found in “Appendix A”, the summary prospectuses, and prospectuses for the Portfolios, which can be obtained by calling 1-888-PRU-2888 or at www.prudential.com/regdocs/PLNJ-FLEXGUARD-NY-USP.
Charge for Additional Reports: We send any statements and reports required by applicable law or regulation to you at your last known address of record. You may request additional reports. We reserve the right to charge up to $50 for each such additional report.
ANNUITY PAYMENT OPTION CHARGES
If you select a fixed payment option upon Annuitization, the amount of each fixed payment will depend on the Account Value of your Annuity when you elect to annuitize. There is no specific charge deducted from these payments; however, the amount of each annuity payment reflects assumptions about our insurance expenses. Also, a Tax Charge may apply.
EXCEPTIONS/REDUCTIONS TO FEES AND CHARGES
We may reduce or eliminate certain fees and charges or alter the manner in which the particular fee or charge is deducted. For example, we may reduce the amount of any CDSC or the length of time it applies or reduce the portion of the Insurance Charge that is deducted as an administration charge. We will not discriminate unfairly between Annuity purchasers if and when we reduce any fees and charges.

Under the selling agreements, cash compensation in the form of commissions is paid to firms on sales of the Annuity according to one or more schedules. The registered representative will receive a portion of the compensation, depending on the practice of his or her firm. Commissions are generally based on a percentage of Purchase Payments made. Commissions and other cash compensation paid in relation to your Annuity do not result in any additional charge to you or to the Separate Account(s).

GENERAL DESCRIPTION OF CONTRACTS

CHANGE OF OWNER, ANNUITANT AND BENEFICIARY DESIGNATIONS
In general, you may change the Owner, Annuitant and Beneficiary designations by sending us a request in Good Order which will be effective upon receipt at our Service Center.
As of the Valuation Day we receive an ownership change, including an assignment, any systematic investment or withdrawal programs will be canceled. The new Owner must submit the applicable program enrollment if they wish to participate in such a program. Where allowed by law, such changes will be subject to our acceptance. Any change we accept is subject to any transactions processed by us before we receive the notice of change at our Service Center. Some of the changes we will not accept include:

●	a new Owner subsequent to the death of the Owner or the first of any co-Owners to die, except where a spouse-Beneficiary has become the Owner as a result of an Owner’s death;

●	a new Annuitant subsequent to the Annuity Date if the annuity option selected includes a life contingency;

●	a new Annuitant prior to the Annuity Date when the Owner is an entity;

●
a new Owner such that the new Owner is older than the age for which we would then issue the Annuity as of the effective date of such change, unless the change of Owner is the result of Spousal Continuation;

●	any permissible designation change if the change request is received at our Service Center after the Annuity Date.

If there is a change of Owner or Annuitant, the Latest Annuity Date will be based on the age of the oldest Owner or Annuitant once the change is made. The Annuity Date must: (a) be on or after the Earliest Annuity Date and on or before the new Latest Annuity Date; and (b) must be consistent with applicable laws and regulations at the time.
Unless designated as “irrevocable”, you may instruct us to change the Beneficiary. An irrevocable Beneficiary is one whose written consent is needed before you can change the Beneficiary or exercise certain other rights.
In general, you may change the Owner, Annuitant and Beneficiary designations as indicated above, and also may assign the Annuity. We will allow changes of ownership and/or assignments only if the Annuity is held exclusively for the benefit of the Annuitant, Joint Annuitant or Contingent Annuitant. We accept assignments of Non-Qualified Annuities only. We assume no responsibility for the validity or tax consequences of any change of ownership.
An Owner may seek to transfer ownership of the Annuity, subject to the interest of any assignee or Beneficiary of record. We assume no responsibility for the validity or tax consequences of any change of ownership.
We will reject a proposed change where the proposed Owner, Annuitant, Beneficiary or assignee is any of the following:

●	a company(ies) that issues or manages viatical or structured settlements;

●	an institutional investment company;

●	an Owner with no insurable relationship to the Annuitant, Joint Annuitant, or Contingent Annuitant (a “Stranger-Owned Annuity” or “STOA”); or

●	a change in designation(s) that does not comply with or that we cannot administer in compliance with Federal and/or state law.

We will implement this right on a non-discriminatory basis and to the extent allowed by state law.
Death Benefit Suspension Upon Change of Owner or Annuitant. If there is a change of Owner or Annuitant, the Return of Purchase Payments Death Benefit will no longer apply to the new Owner or Annuitant and the amount of the Death Benefit will be equal to the Account Value on the date we receive Due Proof of Death unless otherwise specified in “The Return of Purchase Payments Death Benefit” section of the prospectus.
Spousal Designations
If an Annuity is co-owned by spouses, we do not offer Joint Tenants with Rights of Survivorship (JTWROS). Both owners would need to be listed as the primary beneficiaries for the surviving spouse to maintain the contract. Note that any division of your Annuity due to divorce will be treated as a withdrawal and CDSC may apply. If CDSC is applicable, it cannot be divided between the Owner and the non-Owner ex-spouse. The non-Owner ex-spouse may decide whether he or she would like to use the withdrawn funds to purchase a new Annuity that is then available to new Owners. Please consult with your tax advisor regarding your personal situation if you will be transferring or dividing your Annuity pursuant to a divorce.
The federal and state tax law provisions applicable to an opposite sex spouse will also apply to a same sex spouse. Please note that a civil union or registered domestic partnership is generally not recognized as a marriage.
Please consult with your tax or legal advisor before electing any spousal benefits for a civil union partner or domestic partner.

Contingent Annuitant
Where the Annuity is held by a Custodial Account, an account established to hold retirement assets for the benefit of the natural person Annuitant pursuant to the provisions of Section 408(a) of the Code (or any successor Code section thereto) (“Custodial Account”) the Contingent Annuitant will not automatically become the Annuitant upon the death of the Annuitant. Upon the death of the Annuitant, the Death Benefit will be payable. If the Contingent Annuitant is the spouse, then the spouse may elect to receive the Death Benefit or continue the Annuity. If the Contingent Annuitant spouse elects to continue the Annuity, the Death Benefit payable will equal the Death Benefit described in the Spousal Continuation section of the Death Benefits section of this prospectus. See “Spousal Continuation of Annuity” for more information about how the Annuity can be continued by a Custodial Account, including the amount of the Death Benefit.
Joint Annuitant
Generally, if a Non-qualified Annuity is owned by an entity and the entity has named a Joint Annuitant, the Death Benefit will be payable upon the death of the first Annuitant. Unless we agree otherwise, the Annuity is only eligible to have a Joint Annuitant designation if the entity which owns the Annuity is (1) a plan described in Code Section 72(s)(5)(A)(i) (or any successor Code section thereto); or (2) an entity described in Code Section 72(u)(1) (or any successor Code Section thereto).
TRANSFER AND REALLOCATION GUIDELINES
Voluntary transfers from the Index Strategy(ies) to the Variable Options are not permissible at any time during the life of the Annuity.
You may transfer Account Value between Variable Options we make available at any time, subject to the restrictions outlined below, as applicable. On each Index Anniversary Date, you may reallocate Account Value allocated to Variable Options and any Index Strategy(ies) that has reached an Index Strategy End Date into any available Index Strategy. Additionally, for Index Strategy(ies) where a Performance Lock has occurred, transfers to new Index Strategy(ies) may also occur on any Index Anniversary Date.
For any Index Strategy(ies) where a Performance Lock has occurred, if you reallocate a portion of your Performance Lock Value on an Index Anniversary Date that is not an Index Strategy End Date, the remaining Performance Lock Value will be adjusted proportionally by a reduction in the Interim Value of the partial reallocation. If you reallocate your entire Performance Lock Value on an Index Anniversary Date that is not an Index Strategy End Date, we will transfer the entire Performance Lock Value and the resulting Index Strategy will become available for a new Performance Lock Request.
For multi-year Index Strategy Terms, if you would like to reallocate all or a portion of the Performance Lock Value on an Index Anniversary Date, the Performance Lock must be executed at least 1 Valuation Day prior to that Index Anniversary Date. If an automatic Performance Lock occurs on an Index Anniversary Date that is not an Index Strategy End Date, then a reallocation will not be able to occur until the next Index Anniversary Date.
We will notify you in advance of any Index Anniversary Date. Upon receipt of your instructions in Good Order for reallocation of the Account Value to or from an Index Strategy, we will process the reallocation on the Index Anniversary Date. If we do not receive instructions from you in Good Order prior to the Index Anniversary Date, the Account Value in any Index Strategy that has reached the Index Strategy End Date will automatically be allocated to the same Index Strategy and Index Strategy Term without the Performance Lock. If the same Index Strategy is no longer available, or the Index Strategy Term goes beyond the Maximum Annuity Date, the Account Value in any Index Strategy that has reached the Index Strategy End Date will automatically be allocated to the Holding Account.
You will be able to make reallocation selections via mail, phone, through online access or any other media that we make available.
The minimum required amount allocated to any Index Strategy is $2,000. The minimum required amount allocated to any Variable Option is $20.
The table below shows when transfers to or from Variable Options and Index Strategies are permitted. The Interim Value rules do not apply to these transfers.

From Account	To Account	Any Time	Index Effective Date (includes subsequent Index Anniversary Dates)	Index Strategy End Date
Variable Option (including Holding Account)	Variable Option (including Holding Account)	X
Variable Option (including Holding Account)	Index Strategy		X	X
Index Strategy	Index Strategy			X*
*	If a Performance Lock has occurred, you can make a full transfer to a new Index Strategy on an Index Anniversary Date without the Interim Value applying.

Default Reallocations/Transfers
If you do not respond to the Reallocation Notice, any Index Strategy that has reached an Index Strategy End Date will automatically renew into the same Index Strategy. If the same Index Strategy is no longer available, the funds associated with the closed Index Strategy will be transferred to the Holding Account, where they may be allocated among the available Variable Options or into another Index Strategy on the next Index Anniversary Date.
We reserve the right to stop offering any Index Strategy when economic conditions cause the yield on investments and/or the cost or availability of options to not allow the company to support the guarantees in the Annuity.
Minimum Contract Value
We apply as a threshold, in certain circumstances, a minimum Surrender Value of $2,000. We will not allow you to take any withdrawals that would cause your Annuity’s Account Value, after taking the withdrawal, to fall below the minimum Surrender Value. Similarly, we reserve the right to pay your Account Value in a lump sum, rather than allow you to annuitize, if the Surrender Value of your Annuity is less than $2,000 on the Annuity Date.
RESTRICTIONS ON TRANSFERS BETWEEN VARIABLE OPTIONS
You may transfer Account Value between Variable Options we make available subject to the restrictions outlined below. Transfers are not subject to taxation on any gain.
Frequent transfers among Variable Options in response to short-term fluctuations in markets, sometimes called “market timing,” can make it very difficult for a Portfolio manager to manage a Portfolio’s investments. Frequent transfers may cause the Portfolio to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs, or affect performance. In light of the risks posed to Owners and other investors by frequent transfers, we reserve the right to limit the number of transfers in any Annuity Year for all existing or new Owners and to take the other actions discussed below. We also reserve the right to limit the number of transfers in any Annuity Year or to refuse any transfer request for an Owner or certain Owners if: (a) we believe that excessive transfer activity (as we define it) or a specific transfer request or group of transfer requests may have a detrimental effect on Unit Values or the share prices of the Portfolios; or (b) we are informed by a Portfolio (e.g., by the Portfolio’s Portfolio manager) that the purchase or redemption of shares in the Portfolio must be restricted because the Portfolio believes the transfer activity to which such purchase and redemption relates would have a detrimental effect on the share prices of the affected Portfolio. Without limiting the above, the most likely scenario where either of the above could occur would be if the aggregate amount of a trade or trades represented a relatively large proportion of the total assets of a particular Portfolio. In furtherance of our general authority to restrict transfers as described above, and without limiting other actions we may take in the future, we have adopted the following specific restrictions:

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With respect to each Variable Option (other than the Holding Account), we track amounts exceeding a certain dollar threshold that were transferred into the Variable Option. If you transfer such amount into a particular Variable Option, and within 30 calendar days thereafter transfer (the “Transfer Out”) all or a portion of that amount into another Variable Option, then upon the Transfer Out, the former Variable Option becomes restricted (the “Restricted Sub-account”). Specifically, we will not permit subsequent transfers into the Restricted Sub-account for 90 calendar days after the Transfer Out if the Restricted Sub-account invests in a non-international Portfolio, or 180 calendar days after the Transfer Out if the Restricted Sub-account invests in an international Portfolio. For purposes of this rule, we (i) do not count transfers made in connection with one of our systematic programs; (ii) do not count any transfer that solely involves the Holding Account; and (iii) do not categorize as a transfer the first transfer that you make after the Issue Date, if you make that transfer within 30 calendar days after the Issue Date. Even if an amount becomes restricted under the foregoing rules, you are still free to redeem the amount from your Annuity at any time.

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We reserve the right to effect transfers on a delayed basis for all Annuities in accordance with our rules regarding frequent transfers. That is, we may price a transfer involving the Variable Options on the Valuation Day subsequent to the Valuation Day on which the transfer request was received. Before implementing such a practice, we would issue a separate written notice to Owners that explains the practice in detail.

If we deny one or more transfer requests under the foregoing rules, we will inform you or your Financial Professional promptly of the circumstances concerning the denial.
There are owners of different variable annuity contracts that are funded through the same Separate Account that may not be subject to the above-referenced transfer restrictions and, therefore, might make more numerous and frequent transfers than Annuity Owners who are subject to such limitations. Finally, there are owners of other variable annuity contracts or variable life contracts that are issued by us as well as other insurance companies that have the same underlying mutual fund Portfolios available to them. Since some Owners are not subject to the same transfer restrictions, unfavorable consequences associated with such frequent trading within the underlying Portfolio (e.g., greater Portfolio turnover, higher transaction costs, or performance or tax issues) may affect all Owners. Similarly, while contracts managed by a Financial Professional are subject to the restrictions on transfers between Variable Options that are discussed above, if the Financial Professional manages a number of contracts in the same fashion unfavorable consequences may be associated with management activity since it may involve the movement of a substantial portion of an underlying mutual fund’s assets which may affect all Owners invested in the affected options. Apart from jurisdiction-specific and contract differences in transfer restrictions, we will apply these rules uniformly (including contracts managed by a Financial Professional) and will not waive a transfer restriction for any Owner.

Although our transfer restrictions are designed to prevent excessive transfers, they are not capable of preventing every potential occurrence of excessive transfer activity. The Portfolios have adopted their own policies and procedures with respect to excessive trading of their respective shares, and we reserve the right to enforce any such current or future policies and procedures. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Under SEC rules, we are required to: (1) enter into a written agreement with each Portfolio or its principal underwriter or its transfer agent that obligates us to provide to the Portfolio promptly upon request certain information about the trading activity of individual Owners (including an Owner’s TIN number), and (2) execute instructions from the Portfolio to restrict or prohibit further purchases or transfers by specific Owners who violate the excessive trading policies established by the Portfolio. In addition, you should be aware that some Portfolios may receive “omnibus” purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their excessive trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Portfolios (and thus Annuity Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Portfolios.
A Portfolio also may assess a short-term trading fee (also referred to as “redemption fee”) in connection with a transfer out of the Variable Option investing in that Portfolio that occurs within a certain number of days following the date of allocation to the Variable Option. Each Portfolio determines the amount of the short-term trading fee and when the fee is imposed. The fee is retained by or paid to the Portfolio and is not retained by us. The fee will be deducted from your Account Value to the extent allowed by law. At present, no Portfolio has adopted a short-term trading fee.
PERFORMANCE LOCK VALUE
You can capture the Performance Lock Value of an Index Strategy at the end of any Valuation Day during the Index Strategy Term through our Performance Lock feature.
We will use the Performance Lock Value at the end of the Valuation Day that we receive your Performance Lock Request. If you exercise a Performance Lock, you will no longer participate in the Index Strategy performance for the current Index Strategy Term and you may receive less than the full Index Credit, or less than the full protection of the Buffer, than you would have received if you waited for us to apply the Index Credit on the Index Strategy End Date.
Only one Performance Lock may occur for any given Index Strategy during an Index Strategy Term. Performance Locks may not be applied retroactively and must be for the full amount of the Performance Lock Value. Performance Lock requests for less than the full amount of the Performance Lock Value are not permitted.
Once a Performance Lock has been executed it cannot be reversed and the Performance Lock Value will not fluctuate for the rest of the Index Strategy Term, with the exception of being reduced for withdrawals, Benefit charges, and reallocations to different Index Strategies that are for an amount less than the full Performance Lock Value (partial reallocations). The Performance Lock Value is reduced for any withdrawals, partial reallocations and Benefit charges that occur between an Index Strategy Start Date and Index Strategy End Date in the same proportion that the total withdrawal, partial reallocation or Benefit charge amount reduced the Interim Value. The Valuation Day on which the Performance Lock is executed is known as the Performance Lock Date.
Upon executing a Performance Lock, the Performance Lock Value will remain in the Index Strategy. You will be able to reallocate any portion of the Performance Lock Value to any available Index Strategy on the next Index Anniversary Date. For multi-year Index Strategy Terms, reallocation to a new Index Strategy is permitted on Index Anniversary Dates occurring prior to the Index Strategy End Date without being subject to the Interim Value. The Performance Lock Value is reduced for any withdrawals, partial reallocations and Benefit charges as outlined above. On the Index Strategy End Date, any remaining Performance Lock Value must be reallocated to a new Index Strategy or renewed to the same Index Strategy. Please see the “Transfer and Reallocation Guidelines” section for additional information.
A Performance Lock may be implemented in two ways, (1) a manual Performance Lock or (2) an automatic Performance Lock. We must receive a manual Performance Lock Request in Good Order before the end of the current Valuation Day to “lock” an Index Strategy on that day. Otherwise, the Performance Lock Date will occur on the next Valuation Date that your Request is in Good Order. For an automatic Performance Lock, you set a target date for the Performance Lock to take effect automatically. Targets are established as a percentage and reflect the change in the Performance Lock Value, known as the Performance Lock Value return. We calculate the Performance Lock Value return, and determine if a target is reached, by comparing the Performance Lock Value as of the close of business on the current Valuation Day to the Index Strategy Base. If the Performance Lock Value return is greater than or equal to the established target percentage, the automatic Performance Lock will be executed at the end of that same Valuation Day at the closing Performance Lock Value. You can change or cancel targets at any time before we execute a Performance Lock. Each Index Strategy’s targets automatically expire on the earlier of the Performance Lock Date or the last Valuation Day before the Index Strategy End Date. You can also cancel a target by requesting a manual Performance Lock before the target is reached. By setting targets you are authorizing us to automatically execute a Performance Lock at the end of the Valuation Day on the Performance Lock Date upon which the target is reached. You may establish and manage automatic Performance Lock targets by contacting us at our Service Center. Your Financial Professional, if authorized, can establish and manage the automatic Performance Lock targets through your account on our website.

For Point-to-Point with Cap, Participation Rate with Cap, and Tiered Participation Rate Index Strategies, automatic Performance Lock targets less than or equal to 0% are not permitted. Only positive, target percentages greater than 0% are allowed. Additionally, targets must be greater than your current Performance Lock Value return and be at least 0.25% less than the stated Cap Rate, if applicable. Automatic Performance Lock targets may not be established for Dual Directional and Step Rate Index Strategies. For automatic Performance Lock, setting a target close to the current Performance Lock Value return may cause a Performance Lock to occur soon after establishing.
We reserve the right to limit the use of the Performance Lock feature for certain Index Strategies. Additionally, we may discontinue the use of this feature for future Performance Lock requests at any time.
A Performance Lock can help eliminate doubt about future Index Strategy performance and potentially limit the impact of a negative Index Credit you would otherwise receive. The disadvantage of executing a Performance Lock is that the relevant Index Value could increase by the Index Strategy End Date, and you will not participate in that increase. In addition, if you execute a Performance Lock, you may receive less than the full protection of the Buffer, than you would have received if you waited for us to apply the Index Credit on the Index Strategy End Date.
Calculation of the Performance Lock Value
The Performance Lock Value calculation is the same for each Index Strategy.
The Performance Lock Value is equal to [(1) + (2)], where:

1. is the fair value of the Index Strategy Base of an Index Strategy on the Valuation Day the Performance Lock Value is calculated. It is determined as (A – B), where:

A = the Index Strategy Base on the Valuation Day of the calculation;

B = the fair value of the options supporting the Index Strategy under initial market conditions, with straight-line amortization to the end of the Index Strategy Term; and

2. is the fair value of replicating the portfolio of options.

The following Example demonstrates how a manual Performance Lock could work. The numbers used are hypothetical and do not reflect the proportional reduction of the Index Strategy Base due to any applicable Benefit charges. The Statement of Additional Information provides an Example of how an automatic Performance Lock could work. Please see “Interim Value of Index Strategies” for further detail on how the Interim Value after a Performance Lock in the example below is calculated.
Example: Manual Performance Lock Value calculation:
In this example, the initial premium of $100,000 is assumed to be allocated 100% to a 1-year Index Strategy term on 1/23/2023:

●	Issue Date: 1/23/2023

●	Index Strategy Start Date: 1/23/2023

●	Index Strategy Base (A): $100,000

●	Market Index Rate on Index Strategy Start Date (C): 2%

On 4/6/2023, a manual Performance Lock Request is received, in Good Order, and no withdrawals have been made since the Index Strategy Start Date. The Performance Lock will be processed at the end of the day on 4/6/2023. Below is the Performance Lock Value and Interim Value following the Performance lock on 4/6/2023:

●	Performance Lock Date: 4/6/2023

●	Index Strategy Base (A): $100,000

●	The fair value of the options supporting the Index Strategy under initial market conditions, with straight-line amortization to the end of the Index Strategy Term (B): $2,000

●	Market Index Rate on Index Strategy Start Date (C): 2%

●	Current Market Index Rate (D): 3%

●	Time to Expiry (E): 292/365 = 0.8

●	The fair value of replicating the portfolio of options on the Valuation Day of the calculation (2): $12,500

The Performance Lock Value is calculated as follows:

●	(1) = A – B = $100,000 – $2,000 = $98,000

●	Performance Lock Value = (1) + (2) = $98,000 + $12,500 = $110,500

The Interim Value after a Performance Lock is calculated as follows:

●	(A – B) x [(1 + C) / (1 + D)]^E + (2) = ($100,000 - $2,000) × [(1.02/1.03)]^(.8) + $12,500 = $109,738.09

Assuming no additional transactions occur after the Performance Lock Date, the Interim Value after the Performance Lock will continue to be calculated at the end of each Valuation Day, but there will be no change in the Performance Lock Value. At the Index Strategy End Date (1/23/2024), the Account Value is $110,500
For additional examples of the how the Performance Lock works, please refer to “Appendix D”.

SPECULATIVE INVESTING
Do not purchase the Annuity if you, anyone acting on your behalf, and/or anyone providing advice to you plan to use it for speculation, arbitrage, viatication or any other type of collective investment scheme now or at any time prior to termination of the Annuity. Your Annuity may not be traded on any stock exchange or secondary market. By purchasing the Annuity, you represent and warrant that you are not using the Annuity, or any of its optional benefits, for speculation, arbitrage, viatication or any other type of collective investment scheme.
Currently, we will not issue an Annuity, permit changes in ownership or allow assignments to certain ownership types, including but not limited to: corporations, partnerships and endowments. Further, we will only issue an Annuity, allow changes of ownership and/or permit assignments to certain ownership types if the Annuity is held exclusively for the benefit of the designated Annuitant. You may name as Owner of the Annuity a grantor trust with one grantor only if the grantor is designated as the Annuitant. You may name as Owner of the Annuity, subject to state availability, a grantor trust with two grantors only if the oldest grantor is designated as the Annuitant. We will not issue Annuity to grantor trusts with more than two grantors.
FINANCIAL PROFESSIONAL PERMISSION TO FORWARD TRANSACTION INSTRUCTIONS
If you have provided the necessary authorization on the application for your Annuity, the individual who signed the application for your Annuity may forward instructions regarding the allocation of your Account Value, and request financial transactions involving Investment Options. We refer to this person as your “financial professional.” You may have another person providing investment advisory services to you with respect to this Annuity and who you have separately authorized on the form we require to forward instructions to us regarding the allocation of your Account Value or certain financial transactions. Please be aware that if you authorize more than one person to provide investment instructions to us, we will follow all instructions received from authorized persons in the order in which we receive them. If your financial professional or investment advisor has this authority, we deem that all such transactions that are directed by your financial professional or investment advisor, as applicable, with respect to your Annuity have been authorized by you. You will receive a confirmation of any financial transaction involving the purchase or sale of Units of your Annuity. You must contact us immediately if and when you revoke such authority. We will not be responsible for acting on instructions from your financial professional or authorized investment advisor until we receive notification of the revocation of such person’s authority. We may also suspend, cancel or limit these authorizations at any time. In addition, we may restrict the Investment Options available for transfers or allocation of Purchase Payments by such financial professional or investment advisor. We will notify you and your financial professional if we implement any such restrictions or prohibitions.
Please Note: Annuity contracts managed by your financial professional or investment advisor also are subject to the restrictions on transfers between Investment Options that are discussed in the section titled “Restrictions on Transfers Between Variable Options”. We may also require that your financial professional or investment advisor transmit all financial transactions using the electronic trading functionality available through our website (www.prudential.com/annuities). Limitations that we may impose on your financial professional or investment advisor under the agreement (e.g., a custodial agreement) do not apply to financial transactions requested by an Owner on his or her own behalf, except as otherwise described in this prospectus.
It is your responsibility to arrange for the payment of the advisory fee charged by your investment advisor. Similarly, it is your responsibility to understand the advisory services provided by your investment advisor and the advisory fees charged for the services.
For certain Broker Dealers: If instructed by your Broker Dealer, we may allow your financial professional to effectuate withdrawals on your behalf. In the event you do not wish that your financial professional has this authority, please contact us immediately.

ANNUITY PERIOD

Annuitization involves converting your Account Value to an annuity payment stream, the length of which depends on the terms of the applicable annuity option. Thus, once annuity payments begin, your death benefit, if any, is determined solely under the terms of the applicable annuity payment option. We currently make annuity options available that provide fixed annuity payments only. Fixed annuity payments provide the same amount with each payment. You must annuitize your entire Account Value; partial Annuitizations are not allowed. If you annuitize between Index Anniversary Dates, your annuity payments taken from an Index Strategy before the Index Strategy End Date will be based on the Interim Value. Please refer to “Charges and Adjustments” for more information.
You have a right to choose your annuity start date, provided that it is no later than the first day of the calendar month next following the 95th birthday of the oldest of any Owner and Annuitant whichever occurs first, the Maximum Annuity Date, and no earlier than the earliest permissible Annuity Date. Your choice of Annuity Date and Annuity Option may be limited, depending on the tax requirements associated with your Annuity. If you do not request an earlier Annuity Date in writing, then your Annuity Date will be the Latest Annuity Date. You may choose one of the annuity options described below, and the frequency of annuity payments. Certain annuity options and/or periods certain may not be available, depending on the age of the Annuitant. If a CDSC is still remaining on your Annuity, any period certain must be at least 10 years (or the maximum period certain available, if life expectancy is less than 10 years). For qualified annuities, the period certain may be limited to 10 years or less depending on the circumstances. You may change your choices up to 30 days before the Annuity Date. We must receive your request in Good Order.
If needed, we will require proof in Good Order of the Annuitant’s age before commencing annuity payments. Likewise, we may require proof in Good Order that an Annuitant is still alive, as a condition of our making additional annuity payments while the Annuitant lives. We will seek to recover any life income annuity payments that we made after the death of the Annuitant.
On the Annuity Date we apply the Account Value, less any applicable Tax Charges, to the Annuity Option you select. If you have not selected an Annuity Option, the default Annuity Option will be Option 1 with a certain period of 10 years (but not to exceed the life expectancy of the Annuitant at the time the Annuity Option becomes effective, as computed under applicable IRS tables).
If the initial annuity payment would be less than $20, we will not allow you to annuitize (except as otherwise specified by applicable law). Instead, we will pay you your current Account Value in a lump sum and terminate your Annuity. Similarly, we reserve the right to pay your Account Value in a lump sum, rather than allow you to annuitize, if the Surrender Value of your Annuity is less than $2,000 on the Annuity Date.
Once annuity payments begin, your Death Benefit, if any, is determined solely under the terms of the applicable annuity payment option and you may no longer receive the Death Benefits as described below. See the “Payment of Death Benefits” section of this prospectus.
Please note that you may not annuitize under one of the Fixed Annuity Options within the first Annuity Year.
Fixed Annuity Options
We currently make annuity options available that provide fixed annuity payments only.
Option 1
Life Income Annuity Option with a Period Certain - Under this option, income is payable equally monthly, quarterly, semi-annually, or annually for the Annuitant’s life or a period certain, subject to our then current rules, whichever is longer. Should the Owner or Annuitant die before the end of the period certain, the remaining period certain payments are paid to any surviving Owner, or if there is no surviving Owner, the named Beneficiary, or your estate if no Beneficiary is named, until the end of the period certain. If an annuity option is not selected by the Annuity Date, this is the option we will automatically select for you. We will use a period certain of 10 years, or a shorter duration if the Annuitant’s life expectancy at the time the annuity option becomes effective, as computed under applicable IRS tables, is less than 10 years. If in these instances the duration of the period certain is prohibited by applicable law, then we will pay you a lump sum in lieu of this option.
Option 2
Joint Life Annuity Option - Under the joint lives option, income is payable monthly, quarterly, semi-annually, or annually, as you choose, during the joint lifetime of two Annuitants, ceasing with the last payment prior to the death of the second to die of the two Annuitants. No minimum number of payments is guaranteed under this option. It is possible that only one payment will be payable if the death of all the Annuitants occurs before the date the second payment was due, and no other payments or death benefits would be payable.
Other Annuity Options We May Make Available
For more information on other annuity options we may make available in the future please call 888-778-2888.

BENEFITS AVAILABLE UNDER THE CONTRACT

The following table summarizes information about the benefits available under the Annuity. Certain Contract Benefits may not be available through certain financial intermediaries. See Appendix E, ‘Financial Intermediary Variations’ and the Cover Page for additional information.

Name of Benefit	Purpose	Standard or Optional	Maximum Fee	Restrictions/Limitations
Return of Purchase Payments Death Benefit	Provides protection for your Beneficiary(ies) by ensuring that they receive the greater of the Return of Purchase Payments Amount and Account Value.	Standard	0%
The Death Benefit may not be electively terminated.
This Death Benefit will terminate upon a change of Owner or Annuitant. The Death Benefit for any changed Owner or Annuitant will be Account Value.
Withdrawals may significantly reduce the benefit, potentially by more than the amount withdrawn.
The Death Benefit will terminate if you annuitize your Annuity.

Performance Lock	Captures the Performance Lock Value of an Index Strategy at the end of any Valuation Day during the Index Strategy Term.	Standard	0%
Only one Performance Lock may occur for any given Index Strategy during an Index Strategy Term.
May not be applied retroactively and must be for the full amount of the Performance Lock Value.
Cannot be reversed.
Performance Lock Value will no longer participate in the Index Strategy performance for the current Index Strategy Term.
Performance Lock Value cannot be reallocated until the next Index Anniversary Date.
We reserve the right to limit the use of the Performance Lock feature for certain Index Strategies.
We may discontinue the use of this feature for future Performance Lock requests at any time.

Name of Benefit	Purpose	Standard or Optional	Maximum Fee	Restrictions/Limitations
Systematic Withdrawal Program	An administrative program designed for you to withdraw a specified amount from your Annuity on an automated basis at the frequency you select.	Standard	0%
Not available if you are receiving substantially equal periodic payments under Sections 72(t) and 72(q) of the Code or Required Minimum Distributions.
Terminates upon change of ownership or assignment.
Systematic withdrawals may be subject to surrender charges, negative Interim Value adjustments, and tax consequences.

TRIGGERS FOR PAYMENT OF THE DEATH BENEFIT
The Annuity provides a Death Benefit prior to Annuitization. If the Annuity is owned by one or more natural persons, the Death Benefit is payable upon the death of the Owner (or the first to die, if there are multiple Owners). If a Contingent Annuitant was designated before an Annuitant’s death and the Annuitant dies, and the Contingent Annuitant is the spouse, then the Contingent Annuitant may choose to become the Annuitant and continue the contract, in which case a Death Benefit will not be paid, or elect to receive the Death Benefit. If a Non-qualified Annuity is owned by an entity (for example, a non-natural person), the Death Benefit is payable upon the first Annuitant’s death. The person upon whose death the Death Benefit is paid is referred to below as the Decedent. A Death Benefit is payable only if your Account Value at the time of the Decedent’s death is greater than zero. Death claims taken from an Index Strategy before the Index Strategy End Date will be based on the Interim Value. See “Interim Value” for more information.
Where an Annuity is issued to a trust, and such trust is characterized as a grantor trust under the Code, such Annuity shall not be considered to be held by a non-natural person and will be subject to the tax reporting and withholding requirements generally applicable to a Non-qualified Annuity held by a natural person. At this time, we will not issue an Annuity to grantor trusts with more than two grantors.
You may name as the Owner of the Annuity a grantor trust with one grantor only if the grantor is designated as the Annuitant. You may name as the Owner of the Annuity, subject to state availability, a grantor trust with two grantors only if the oldest grantor is designated as the Annuitant. We will not issue the Annuity to grantor trusts with more than two grantors. If co-grantors are named, the second grantor may be designated as Joint Annuitant. If a non-Annuitant co-grantor passes away, then the Death Benefit will not be payable.
We determine the amount of the Death Benefit as of the date we receive Due Proof of Death. Any given Beneficiary must submit the written information we require in order to be paid his/her share of the Death Benefit.
Once we have received Due Proof of Death, each eligible Beneficiary may take his/her portion of the Death Benefit in one of the forms described in this prospectus under “Payment of Death Benefits”.
After our receipt of Due Proof of Death, we automatically transfer any remaining Death Benefit to the Holding Account. However, between the date of death and the date that we transfer any remaining Death Benefit to the Holding Account, the amount of the Death Benefit is subject to market fluctuations (net of the Insurance Charge).
COMMON DISASTER - If an Owner and a Beneficiary die in a common disaster, it must be proved to our satisfaction that the Owner died first and the Beneficiary survived the Owner(s) (or Annuitant if entity owned) by at least 30 days. In this situation, the Death Benefit proceeds will be payable to the Beneficiary’s estate upon our receipt of Due Proof of Death of the Decedent. When there is insufficient evidence to determine the order of death, then, unless prohibited by law, we will deem the Owner to have survived the Beneficiary.
If: (a) the Owner is an entity; (b) no Contingent Annuitant or Joint Annuitant has been designated, we will deem the Annuitant to be the last survivor and pay the proceeds to any remaining Beneficiary, or if none, to any remaining contingent Beneficiary, or if none, to the Owner.
THE RETURN OF PURCHASE PAYMENTS DEATH BENEFIT
The Annuity provides a Death Benefit called the Return of Purchase Payments Death Benefit and will be attached to your Annuity contract once issued.
The amount of the Death Benefit under the Return of Purchase Payments Death Benefit is equal to the greater of:

●	The Return of Purchase Payments Amount, defined below; and

●	The Account Value on the date we receive Due Proof of Death.

Calculation of the Return of Purchase Payments Amount
Initially, the Return of Purchase Payment amount is equal to the sum of all Purchase Payments allocated to the Annuity on its Issue Date. Thereafter, the Return of Purchase Payments Amount is:

●	Increased by subsequent Purchase Payments allocated to the Annuity, and

●
Reduced for any partial withdrawals. A withdrawal will cause a proportional reduction to the Return of Purchase Payments Amount equal to the ratio of the amount of the withdrawal to the Account Value immediately prior to the withdrawal.

The proportional reduction in the Return of Purchase Payments Amount could be less or greater than the actual withdrawal based upon the level of the Account Value. If the Account Value exceeds the Return of Purchase Payments Amount prior to the withdrawal, then the impact on the Return of Purchase Payments Amount would be less than the reduction in the Account Value. If the Return of Purchase Payments Amount exceeds the Account Value prior to the withdrawal, then the impact on the Return of Purchase Payments Amount would exceed the reduction in the Account Value. This is outlined in the below examples.
Example 1:
Return of Purchase Payments Amount: $100,000
Gross Withdrawal: $18,000
Account Value at time of Withdrawal: $118,000
Return of Purchase Payments Amount Reduction Percent for Withdrawal: 15.25% ($18,000/$118,000)
Return of Purchase Payments Amount after Withdrawal: $84,750 ($100,000 × (1 – 15.25%))
Example 2:
Return of Purchase Payments Amount: $100,000
Gross Withdrawal: $18,000
Account Value at time of Withdrawal: $90,000
Return of Purchase Payments Amount Reduction Percent for Withdrawal: 20% ($18,000/$90,000)
Return of Purchase Payments Amount after Withdrawal: $80,000 ($100,000 × (1 – 20%))
EXCEPTIONS TO THE RETURN OF PURCHASE PAYMENT AMOUNT
There are certain exceptions to the amount of the Death Benefit under the Return of Purchase Payments Death Benefit.
Submission of Due Proof of Death after One Year. If we receive Due Proof of Death more than one year after the date of death, we reserve the right to limit the Death Benefit to the Account Value on the date we receive Due Proof of Death.
SPOUSAL CONTINUATION OF ANNUITY
Upon the death of either spousal Owner, the surviving spouse may elect to continue ownership of the Annuity instead of taking the Death Benefit payment (“Spousal Continuation”) subject to our rules and subject to our receipt of Due Proof of Death. If jointly-owned by spouses, the primary beneficiary designation will default to “surviving spouse” and any non-spouse primary Beneficiaries will become contingent Beneficiaries. The Account Value (which may be based on the Interim Value for amounts held in the Index Strategies) as of the date of Due Proof of Death will be equal to the Death Benefit that would have been payable. Any amount added to the Account Value will be allocated to the Variable Options on a proportional basis or to the Holding Account if no Variable Options have value. The spouse may transfer to any of the Variable Options at any time or to a new Index Strategy on the next Index Anniversary Date. No CDSC will apply to Purchase Payments made prior to the effective date of a spousal continuance. However, any subsequent Purchase Payments applied after the date the continuance is effective will be subject to all provisions of the Annuity, including the CDSC when applicable.
Upon Spousal Continuation, the Account Value is increased to the Return of Purchase Payment Amount, if greater.
Subsequent to Spousal Continuation, the amount of the Death Benefit will be equal to the Account Value on the date we receive Due Proof of Death.
We allow a spouse to continue the Annuity even though he/she has reached or surpassed the Latest Annuity Date. However, upon such a spousal continuance, annuity payments would begin immediately. Spousal continuation is only permitted once under the Annuity.

PAYMENT OF DEATH BENEFITS
Alternative Death Benefit Payment Options – Annuity owned by Individuals (not associated with Tax-Favored Plans)
Except in the case of a Spousal Continuation as described above, upon your death, certain distributions must be made under the Non-qualified Annuity. The required distributions depend on whether you die before you start taking annuity payments under the Annuity or after you start taking annuity payments under the Annuity. If you die on or after the Annuity Date, the remaining portion of the interest in the Annuity must be distributed at least as rapidly as under the method of distribution being used as of the date of death. In the event of the Decedent’s death before the Annuity Date, the Death Benefit must be distributed:

1.	within five (5) years of the date of death (the “five-year deadline”); or

2.	as a series of payments not extending beyond the life expectancy of the Beneficiary or over the life of the Beneficiary. Payments under this option must begin within one year of the date of death. If the Beneficiary does not begin installments by such time, then no partial withdrawals will be permitted thereafter and we require that the Beneficiary take the Death Benefit as a lump sum within the five-year deadline. If we do not receive instructions on where to send the payment within five-years of the date of death, the funds will be escheated.

3.	If the Beneficiary is the surviving spouse of the Owner, the spouse may elect to continue the Annuity.

The Owner may elect the method of payment to each Beneficiary, subject to our then current rules, prior to the date of death of the Decedent. When no such election is made as to a specific Beneficiary, such Beneficiary must elect the method of payment within 60 days of the date we receive all required documentation in Good Order in order to pay the Death Benefit to that Beneficiary. If no election is made within 60 days, the default will be distribution within five years of the date of death of the Decedent as noted in (1.) above. If the Beneficiary is the surviving spouse of the owner, the spouse may elect to continue the Annuity under (3.) above.
The Owner may elect to have any amount of the proceeds due to a Beneficiary applied under any of the Annuity Options described in the “Annuity Period” section, or any other option we then make available. If you make such an election, a Beneficiary may not alter such an election. However, if you have not previously made such an election, a Beneficiary may make such an election as to the proceeds due that Beneficiary. The Beneficiary will be the “measuring life” for determining the amount of any annuity payments dependent on the continuation of life. We may require evidence satisfactory to us of the age of the measuring life prior to commencement of any annuity payments.
In the event of death on or after the Annuity Date, we distribute any payments due subsequent to an Owner’s or Annuitant’s death at least as rapidly as under the method of distribution in effect as of the date of such Owner’s or Annuitant’s death.
Alternative Death Benefit Payment Options – Annuities Held by Tax-Favored Plans
Upon your death under an IRA or Roth IRA, any remaining interest must be distributed in accordance with federal income tax requirements. The post-death distribution requirements were amended, applicable generally with respect to deaths occurring after 2019, by the Further Consolidated Appropriations Act of 2020 (which includes the “Setting Every Community Up for Retirement Enhancement” Act (SECURE Act)), and further clarified by the associated final and proposed regulations. We reserve our rights to implement any additional regulations addressing these requirements in the future. The post-death distribution requirements under prior law continue to apply in certain circumstances. The following rules generally apply to deaths after 2019:

●
10-year rule: If you have a designated Beneficiary, any remaining interest must be distributed within 10 years after your death, unless the designated Beneficiary is an “eligible designated Beneficiary” (“EDB”) or some other exception applies.

●
Eligible designated beneficiaries: A designated Beneficiary is any individual designated as a Beneficiary by the IRA owner. An EDB is any designated Beneficiary who is (1) your surviving spouse, (2) your minor child, (3) disabled, (4) chronically ill, or (5) an individual not more than 10 years younger than you. An individual’s status as an EDB is generally determined on the date of your death.

●
Other applicable rules: This 10-year post-death distribution period applies regardless of whether you die before your required beginning date, or you die on or after that date (including after distributions have commenced in the form of an annuity). However, if you die on or after the required beginning date, then annual distributions will be required from the Annuity during the 10-year period. If the Beneficiary is an EDB and the EDB dies before the entire interest is distributed under this 10-year rule, the remaining interest must be distributed within 10 years after the EDB’s death (i.e., a new 10-year distribution period begins).

Instead of taking distributions under the 10-year rule, an EDB can stretch distributions over life, or over a period not extending beyond life expectancy, provided that such distributions commence within one year of your death, subject to certain special rules. In addition, if your minor child is an EDB, the child will cease to be an EDB on the date the child reaches the age of 21, and any remaining interest must be distributed within 10 years after that date (regardless of whether the remaining distribution period under the stretch rule was more or less than 10 years).
It is important to note that under prior law, annuity payments that commenced under a method that satisfied the distribution requirements while the IRA Owner was alive could continue to be made under that method after the death of the IRA owner. However, under the current law, if you commence taking distributions in the form of an annuity that can continue after your death, such as in the form of a joint and survivor annuity or an annuity with a guaranteed period of more than 10 years, any distributions after your death that are scheduled to be made beyond the applicable distribution period imposed under the current law might need to be commuted at the end of that period (or otherwise modified after your death if permitted under federal tax law and by Prudential) in order to comply with the post-death distribution requirements.

The post-death distribution requirements do not apply if annuity payments that comply with prior law commenced prior to December 20, 2019. Also, even if annuity payments have not commenced prior to December 20, 2019, the requirements generally do not apply to an immediate annuity contract purchased prior to that date, if you have made an irrevocable election before that date as to the method and amount of the annuity.
If your Beneficiary is not an individual, such as a charity, your estate, or a trust, any remaining interest after your death generally must be distributed under prior law in accordance with the 5-year rule or the at-least-as-rapidly rule, as applicable (but not the lifetime payout rule). You may wish to consult a professional tax advisor about the federal income tax consequences of your Beneficiary designations.
In addition, the current post-death distribution requirements generally do not apply if the IRA Owner died prior to January 1, 2020. However, if the designated Beneficiary of the deceased IRA Owner dies after January 1, 2020, any remaining interest must be distributed within 10 years of the designated Beneficiary’s death. Hence, this 10-year rule will apply to (1) a contract issued prior to 2020 which continues to be held by a designated Beneficiary of an IRA Owner who died prior to 2020, and (2) an inherited IRA issued after 2019 to the designated Beneficiary of an IRA Owner who died prior to 2020.

●
Spousal continuation. Under the current law, as under prior law, if your Beneficiary is your spouse, such surviving spouse can delay the application of the post-death distribution requirements until after their death by transferring the remaining interest tax-free to their own IRA, or by treating your IRA as their own IRA subject to specific limits under the regulations. The post-death distribution requirements are complex in numerous respects. In addition, the manner in which these requirements will apply will depend on your particular facts and circumstances. You may wish to consult a professional tax adviser for tax advice as to your particular situation.

For more information, see “Taxes.” You may wish to consult a professional tax advisor about the federal income tax consequences of your Beneficiary designations.

PURCHASES AND CONTRACT VALUE

REQUIREMENTS FOR PURCHASING THE ANNUITY
We may apply certain limitations, restrictions, and/or underwriting standards as a condition of our issuance of an Annuity and/or acceptance of Purchase Payments. Certain of the current limitations, restrictions and standards are described below. We may change these limitations, restrictions and standards in the future.
Initial Purchase Payment: An initial Purchase Payment is considered the first Purchase Payment received by us in Good Order and in an amount sufficient to issue your Annuity. This is the payment that issues your Annuity. All subsequent Purchase Payments allocated to the Annuity will be considered subsequent Purchase Payments. Unless we agree otherwise and subject to our rules, the Annuity has a required minimum initial Purchase Payment of $25,000.
We must approve any initial and subsequent Purchase Payments where the total amount of Purchase Payments equals $1,000,000 or more with respect to the Annuity including any other Annuity you are purchasing from us (or that you already own) and/or our affiliates. To the extent allowed by state law, that required approval also will apply to a proposed change of Owner of the Annuity, if as a result of the ownership change, total Purchase Payments with respect to the Annuity and all other Annuities owned by the new Owner would equal or exceed that $1,000,000 threshold. We may limit subsequent Purchase Payments under other circumstances, as explained in “Subsequent Purchase Payments”.
Applicable laws designed to counter terrorists and prevent money laundering might, in certain circumstances, require us to block an Owner’s ability to make certain transactions, and thereby refuse to accept Purchase Payments or requests for transfers, partial withdrawals, surrenders, total withdrawals, death benefits, or Annuity payments until instructions are received from the appropriate regulator. We also may be required to provide additional information about you and your Annuity to government regulators.
Except as noted below, Purchase Payments must be submitted by check drawn on a U.S. bank, in U.S. dollars, and made payable to us. Purchase Payments may also be submitted via 1035 exchange or direct transfer of funds. Under certain circumstances, Purchase Payments may be transmitted to Pruco Life of New Jersey by wiring funds through your Financial Professional’s broker-dealer firm. Subsequent Purchase Payments may also be applied to your Annuity under an electronic funds transfer, an arrangement where you authorize us to deduct money directly from your bank account. We may reject any payment if it is received in an unacceptable form. Our acceptance of a check is subject to our ability to collect funds.
Once we accept your application, we allocate your Purchase Payment, upon receipt, in your Annuity according to your instructions. You can allocate Purchase Payments to one or more available Index Strategies and Variable Investment Sub-accounts.
We are required to allocate your initial Purchase Payment within two (2) Valuation Days after we receive the Purchase Payment in Good Order at our Service Center. If we do not have all the required information to allow us to issue your Annuity, we may retain the Purchase Payment while we try to reach you or your representative to obtain all of our requirements. If we are unable to obtain all of our required information within five (5) Valuation Days, we are required to return the Purchase Payment to you at that time, unless you specifically consent to our retaining the Purchase Payment while we gather the required information. Once we obtain the required information, we will invest the Purchase Payment and issue an Annuity within two (2) Valuation Days.
With respect to your initial Purchase Payment that is pending investment in our Separate Accounts, we may hold the amount temporarily in a suspense account and we may earn interest on such amount. You will not be credited with interest during that period. The monies held in the suspense account may be subject to claims of our general creditors. Also, the Purchase Payment will not be reduced nor increased due to market fluctuations during that period.
As permitted by applicable law, the broker-dealer firm through which you purchase your Annuity may forward your initial Purchase Payment to us prior to approval of your purchase by a registered principal of the firm. Once your purchase is approved by the firm, we will process your initial Purchase Payment as described above. These arrangements are subject to a number of regulatory requirements, including that customer funds will be deposited in a segregated bank account and held by the insurer until such time that the insurer is notified of the firm’s principal approval and is provided with the application, or is notified of the firm principal’s rejection. In addition, the insurer must promptly return the customer’s funds at the customer’s request prior to the firm’s principal approval or upon the firm’s rejection of the application.
DESIGNATION OF OWNER, ANNUITANT AND BENEFICIARY
Owner, Annuitant and Beneficiary Designations: We will ask you to name the Owner(s), Annuitant and one or more Beneficiaries for your Annuity.

●
Owner: Each Owner holds all rights under the Annuity. You may name up to two Owners in which case all ownership rights are held jointly. Generally, joint Owners are required to act jointly; however, if each Owner provides us with a written form that we find acceptable, we will permit each Owner to act independently on behalf of both Owners. All information and documents that we are required to send you will be sent to the first named Owner. Co-ownership by entity Owners or an entity Owner and an individual is not permitted. Refer to the

“Glossary of Terms” for a complete description of the term “Owner.” Prior to Annuitization, there is no right of survivorship (other than any spousal continuance right that may be available to a surviving spouse). We accept as entity Owners the following Non-qualified entities: corporations, limited liability companies, non-profit organizations and partnerships.

●
Annuitant: The Annuitant is the person upon whose life we make annuity payments. You must name an Annuitant who is a natural person. In limited circumstances and where allowed by law, we may allow you to name one or more “Contingent Annuitants” with our prior approval. Generally, a Contingent or Joint Annuitant will become the Annuitant if the Annuitant dies before the Annuity Date. If an Annuitant who is not an Owner predeceases any Owner who is a natural person, not an entity: (a) if a Joint Annuitant is designated and alive, the Joint Annuitant becomes the Annuitant; (b) if no Joint Annuitant is designated and alive, the designated Contingent Annuitant becomes the Annuitant; (c) If no Contingent Annuitant is designated or alive, the Owner becomes the Annuitant; or (d) If no Joint Annuitant or Contingent Annuitant is designated or alive and there are multiple Owners who are natural persons, the oldest of such Owners becomes the Annuitant.

●
Beneficiary: The Beneficiary is the person(s) or entity you name to receive the Death Benefit. Your Beneficiary designation should be the exact name of your Beneficiary, not only a reference to the Beneficiary’s relationship to you. If you use a class designation in lieu of designating individuals (e.g. “surviving children”), we will pay the class of Beneficiaries as determined at the time of your death and not the class of Beneficiaries that existed at the time the designation was made. If the Beneficiary dies after the death of the Decedent, but before the Death Benefit proceeds are paid, the Death Benefit proceeds will be payable to the Beneficiary’s estate upon our receipt of Due Proof of Death of the Decedent. If no Beneficiary is alive when the Death Benefit proceeds are determined or there is no Beneficiary designation, the Death Benefit proceeds will be paid to any surviving Owner(s) or the Decedent’s estate. For an Annuity that designates a custodian, trust, or a plan as Owner, the custodian or plan must also be designated as the Beneficiary. If no beneficiary is named for a trust owned contract, the default beneficiary will be the contract owner. If an Annuity is co-owned by spouses, we do not offer Joint Tenants with Rights of Survivorship (JTWROS). Both owners would need to be listed as the primary beneficiaries for the surviving spouse to maintain the contract unless you elect an alternative Beneficiary designation.

Your right to make certain designations may be limited if your Annuity is to be used as an IRA, or other “qualified” investment that is given beneficial tax treatment under the Code. You should seek competent tax advice on the income, estate and gift tax implications of your designations.
Age Restrictions: Unless we agree otherwise and subject to our rules, in order to issue the annuity, we must receive the application, in Good Order, before the oldest of the Owner(s) and Annuitant(s) turns 86 years old. The “Annuitant” refers to the natural person upon whose life annuity payments payable to the Owner are based.
The age restrictions described in this prospectus may vary depending on the broker-dealer through which the Contract is sold. See “Appendix E”, “Financial Intermediary Variations.
RIGHT TO CANCEL
You may cancel (or “Free Look”) your Annuity for a refund by notifying us in Good Order or by returning the Annuity to our Service Center or to the representative who sold it to you within 10 days after you receive it (or such other period as may be required by applicable law). The Annuity can be mailed or delivered either to us, at our Service Center, or to the representative who sold it to you. Return of the Annuity by mail is effective on being postmarked, properly addressed and postage prepaid. If the Annuity is a replacement contract, you may cancel your Annuity using the same method within sixty days beginning on the date the contract is received by the owner.
Subject to New York law, the amount of the refund will equal the Account Value on the date this Annuity is mailed to our Service Center or the representative who sold it to you, plus any fees, charges or Tax Charges deducted from the Purchase Payment upon allocation to the Annuity or imposed under the Annuity.
ALLOCATION OF PURCHASE PAYMENTS
Initial Purchase Payment(s)
Issuance of an Annuity represents our acceptance of an initial Purchase Payment. On the Issue Date, we allocate all or part of your initial Purchase Payment to the Transfer Account, Index Strategy(ies) and/or the Variable Options we make available, according to your instructions. No interest accrues or is paid on funds in the Transfer Account. Allocations must be made in whole percentages and must equal 100%.
You can elect on your application (1) to start your Index Strategies on the Issue Date, (2) defer the portion of your initial Purchase Payment you intend to allocate to any Index Strategy for 45 days from your Application Sign Date or (3) defer your initial Purchase Payment to a specified date. Alternatively, you may allocate 100% of your initial Purchase Payment to the Variable Options. Upon receipt of all paperwork we require in Good Order and the initial Purchase Payment, if you elect to defer your allocation to the Index Strategies, that portion of your initial Purchase Payment will be allocated to the Transfer Account. The Account Value in the Transfer Account will then be reallocated to the Index Strategies you selected on the application, if that date is within the Transfer Account Period. If you elect to defer your allocation to the Index Strategies, we must receive all Purchase Payments intended for the Index Strategies prior to the requested Index Effective Date. If the deferred Index Effective Date occurs with a portion of the initial Purchase Payment intended for the Index Strategies, only the portion that is in the contract on the date of the Index Effective Date will transfer to the selected Index

Strategies, subject to minimum allocation amounts. If the requested Index Effective Date is reached without any portion of the initial Purchase Payment being received into the contract, we will require a new In Good Order Index Effective Date before funds can be transferred to the intended Index Strategies.
If there is Account Value allocated to the Transfer Account at the end of the Transfer Account Period, without instructions those funds will be transferred to the Holding Account. If there is no Account Value allocated to the Transfer Account on the last Valuation Day of the Transfer Account Period, no transfer will occur.
If the Index Effective Date is not a Valuation Day, the initial Index Value for the Index Effective Date will be the following Valuation Day that the Index is calculated and published.
An Index Effective Date can be any calendar date except February 29th.
If you choose to only allocate your initial Purchase Payment to Variable Options and not elect allocation to the Index Strategies (either at contract issue or at the end of the Transfer Account Period), you can transfer to the Index Strategies at a future date of your choosing, which would then establish the Index Effective Date and subsequent Index Anniversary Date.
Rate Determination
In order for you to receive the rates associated with the Index Strategies reflected on the rate sheet found on our website at www.prudential.com/flexguardny-rates, your Annuity Application Sign Date must be on or after the date set forth on the rate sheet and before a new rate sheet is established. From your Application Sign Date, we must also receive your paperwork in Good Order within 15 calendar days, and the Index Effective Date must be within 45 calendar days from your Application Sign Date. If these conditions are not met, and you decide to proceed with the purchase of the Annuity, you will receive the Index Strategy rates that are in effect on your Index Effective Date. Under certain circumstances we may waive these conditions or extend these time periods in a nondiscriminatory manner.
SUBSEQUENT PURCHASE PAYMENTS
Subsequent Purchase Payments received on an Index Anniversary Date may be used to start a new Index Strategy. Subsequent Purchase Payment(s) received between Index Anniversary Dates will be allocated to the Variable Options as instructed by the Owner. If you do not provide any instructions, the subsequent Purchase Payment(s) will be placed in the Holding Account. The Purchase Payment(s) may be transferred to an Index Strategy on the next Index Anniversary Date or may be transferred among the available Variable Options at any time. See Reallocation/Transfer Guidelines in the “General Description of Contracts” section.
Holding Account: The Holding Account is the PSF PGIM Government Money Market Sub-account. The Holding Account will be used for subsequent Purchase Payments received between Index Anniversaries if you provided no other instructions for the Purchase Payment in any other available Variable Option. Since you may only allocate to the Index Strategies on Index Anniversaries, subsequent Purchase Payments will remain in the Holding Account (or Variable Option(s) of your choosing) until an Index Anniversary Date where they may be reallocated to the Index Strategies.
If you do not respond to a Reallocation Notice, any Index Strategy that has reached an Index Strategy End Date will automatically renew into the same Index Strategy. During the Saving Stage, if the same Index Strategy is no longer available, the amount will be transferred into the Holding Account, and the amount may be transferred among the available Variable Options at any time or into another Index Strategy on the next Index Anniversary Date. You must provide instructions for reallocation by the Index Anniversary Date. For more information see “General Description of Contracts”.
Subsequent Purchase Payments: The minimum amount allocable to any Index Strategy is $2,000, and the minimum amount allocable to any Variable Option is $20. Currently you may make subsequent Purchase Payments, provided that the payment is at least $100 ($50 minimum for electronic funds transfer (“EFT”) purchases).
You may make subsequent Purchase Payments, at any time before the earlier of (i) the Annuity Date and (ii) the oldest Owner’s 86th birthday (the Annuitant’s 86th birthday, if the Annuity is owned by an entity). We will allow Purchase Payments at least prior to the first anniversary of the Issue Date regardless of the oldest Owner’s age, unless otherwise required by applicable law or regulation to maintain the tax status of the Annuity. We will apply any subsequent Purchase Payment as of the Valuation Day that we receive it at our Service Center in Good Order. If you have not provided allocation instructions with a subsequent Purchase Payment, we will allocate the Purchase Payment to the Holding Account.
We reserve the right to limit, suspend or reject any subsequent Purchase Payment at any time, but would do so only on a non-discriminatory basis if: (i) market and/or economic conditions decline to a point where the yield on investments or the cost and availability of hedging options to support the replication of the index strategy credits does not allow us to support the guarantees of the Annuity; or (ii) we offer a modified version of this Contract for new business; or (iii) we no longer make the Contract available for new business.
When you purchase the Annuity and determine the amount of your initial Purchase Payment, you should consider the fact that we may suspend, reject or limit subsequent Purchase Payments at some point in the future. Depending on the tax status of your Annuity (e.g., if you own the Annuity through an IRA), there may be annual contribution limits dictated by applicable law. Please see “Taxes” for additional information on these contribution limits.

Subsequent Purchase Payments may also be limited if the total Purchase Payments under the Annuity and other Annuity equals or exceeds $1,000,000.00, as described in more detail in the “Initial Purchase Payment” section. Should you request a transaction that would leave less than the minimum Variable Option amount or the minimum Index Strategy amount, we may, to the extent permitted by law, add the balance of your Account Value in the applicable Allocation Option to the transaction and close out your balance in the Allocation Option.
SCHEDULED PAYMENTS DIRECTLY FROM A BANK ACCOUNT
You can make subsequent Purchase Payments to your Annuity by authorizing us to deduct money directly from your bank account and applying it to your Annuity. No subsequent Purchase Payments are permitted if you have elected the Beneficiary Annuity. We may suspend or cancel electronic fund transfer privileges if sufficient funds are not available from the applicable financial institution on any date that a transaction is scheduled to occur. We may also suspend or cancel electronic fund transfer privileges if we have limited, restricted, suspended or terminated the ability of Owners to submit subsequent Purchase Payments.
Scheduled Transactions: Scheduled transactions include Systematic Withdrawals, Required Minimum Distributions, substantially equal periodic payments under Section 72(t)/72(q) of the Code, annuity payments and fees that are assessed daily as a percentage of the net assets of the Variable Options. Scheduled transactions are processed and valued as of the date they are scheduled, unless the scheduled day is not a Valuation Day. In that case, the transaction will be processed and valued on the next Valuation Day, unless (with respect to Required Minimum Distributions, substantially equal periodic payments under Section 72(t)/72(q) of the Code, annuity payments and fees that are assessed daily as a percentage of the net assets of the Variable Options only), the next Valuation Day falls in the subsequent calendar year, in which case the transaction will be processed and valued on the prior Valuation Day.
Unscheduled Transactions: “Unscheduled” transactions include any other non-scheduled transfers and requests for partial withdrawals or Free Withdrawals or Surrenders. With respect to certain written requests to withdraw Account Value, we may seek to verify the requesting Owner’s signature. Specifically, we reserve the right to perform a signature verification for (a) any withdrawal exceeding a certain dollar amount and (b) a withdrawal exceeding a certain dollar amount if the payee is someone other than the Owner. In addition, we will not honor a withdrawal request in which the requested payee is the Financial Professional or agent of record. We reserve the right to request a signature guarantee with respect to a written withdrawal request. If we do perform a signature verification, we will pay the withdrawal proceeds within 7 days after the withdrawal request was received by us in Good Order, and will process the transaction in accordance with the discussion in “Processing and Valuing Transactions”.
VALUING THE VARIABLE OPTIONS
When you allocate Account Value to a Variable Options, you are purchasing Units of the Variable Option. Each Variable Option invests exclusively in shares of a Portfolio. The value of the Units fluctuates with the market fluctuations of the Portfolios. The value of the Units also reflects the daily accrual for the Insurance Charge.
Each Valuation Day, we determine the price for a Unit of each Variable Option, called the “Unit Price”. The Unit Price is used for determining the value of transactions involving Units of the Variable Options. The Unit Price for each Variable Option is the net investment factor for that Valuation Period, multiplied by the Unit Price for the immediately preceding Valuation Day. The Unit Price for a Valuation Period applies to each Valuation Day in the Period. The net investment factor is an Index that measures the investment performance of and charges assessed against, a Variable Option from one Valuation Period to the next. See Appendix B for calculation of net investment factor. We determine the number of Units involved in any transaction by dividing the dollar value of the transaction by the Unit Price of the Variable Option as of the Valuation Day. There may be several different Unit Prices for each Variable Option to reflect the Insurance Charge. The Unit Price for the Units you purchase will be based on the total charges that apply to your Annuity.
Example
Assume you allocate $5,000 to a Variable Option. On the Valuation Day you make the allocation, the Unit Price is $14.83. Your $5,000 buys 337.154 Units of the Variable Option. Assume that later, you wish to transfer $3,000 of your Account Value out of that Variable Option and into another Variable Option. On the Valuation Day you request the transfer, the Unit Price of the original Variable Option has increased to $16.79 and the Unit Price of the new Variable Option is $17.83. To transfer $3,000, we redeem 178.678 Units at the current Unit Price, leaving you 158.477 Units. We then buy $3,000 of Units of the new Variable Option at the Unit Price of $17.83. You would then have 168.256 Units of the new Variable Option.
INTERIM VALUE OF INDEX STRATEGIES
If you take a withdrawal (including partial withdrawals, systematic withdrawals and full surrenders), annuitize, or we pay a death claim between an Index Strategy Start Date and Index Strategy End Date, we will use an Interim Value to determine the fair market value of each Index Strategy at the time of the transaction. The Interim Value is also used to determine how much the Index Strategy Base will be reduced after a transfer or withdrawal. If you withdraw Account Value allocated to an Index Strategy, the withdrawal will cause an immediate reduction to your Index Strategy Base in a proportion equal to the reduction in your Interim Value. A proportional reduction could be smaller or larger than the dollar amount of your withdrawal. Reductions to your Index Strategy Base will negatively impact your Interim Value for the remainder of the Index Strategy Term and will result in a lower positive Index Credit on the Index Strategy End Date. Once your Index Strategy Base is reduced due to a withdrawal during any Index Strategy Term, it will not increase for the remainder of the Index Strategy Term.

The Interim Value is designed to represent the fair value of the Index Strategy on each Valuation Day, taking into account the potential gain or loss of the applicable Index at the end of the Index Strategy Term. The Interim Value reflects the change in fair value due to economic factors of the investment instruments (including derivatives) supporting the Index Strategies. The Interim Value may result in a loss even if the Index Value at the time the Interim Value is calculated is higher than the Index Value on the Index Strategy Start Date.
For more information on the Interim Value calculations, please refer to “Charges and Adjustments”.
PROCESSING AND VALUING TRANSACTIONS
We are generally open to process financial transactions on those days that the New York Stock Exchange (NYSE) is open for trading. There may be circumstances where the NYSE does not open on a regularly scheduled date or time or closes at an earlier time than scheduled (normally 4:00 p.m. Eastern Time). Generally, financial transactions received in Good Order before the close of regular trading on the NYSE will be processed according to the value next determined following the close of business. Financial transactions received on a non-Valuation day or after the close of regular trading on the NYSE will be processed based on the value next computed on the next Valuation Day.
We will not process any financial transactions involving purchase or redemption orders or transfers on any day that:

●	the NYSE is closed

●	trading on the NYSE is restricted;

●	an emergency, as determined by the SEC, exists making redemption or valuation of securities held in the Registered Separate Account impractical; or

●	the SEC, by order, permits the suspension or postponement for the protection of security holders.

In certain circumstances, we may need to correct the processing of an order. In such circumstances, we may incur a loss or receive a gain depending upon the price of the security when the order was executed and the price of the security when the order is corrected. With respect to any gain that may result from such order correction, we will retain any such gain as additional compensation for these correction services.
PERFORMANCE LOCK VALUE
You can capture the Performance Lock Value of an Index Strategy at the end of any Valuation Day during the Index Strategy Term through our Performance Lock feature.
If you exercise a Performance Lock, you will no longer participate in the Index Strategy performance for the remainder of the current Index Strategy Term and you may receive less than the full Index Credit, or less than the full protection of the Buffer, than you would have received if you waited for us to apply the Index Credit on the Index Strategy End Date. We will exercise a manual Performance Lock at the end of any Valuation Day if you provide a Performance Lock Request in Good Order before the end of such Valuation Day. You may also request an automatic Performance Lock based on targets you set, subject to specific requirements.
We will not provide advice or notify you regarding whether you should exercise a Performance Lock or the optimal time for doing so. We will not warn you if you exercise a Performance Lock at a sub-optimal time. We are not responsible for any losses related to your decision whether or not to exercise a Performance Lock.

SURRENDERS AND WITHDRAWALS

TYPES OF DISTRIBUTIONS AVAILABLE TO YOU
You can access your Account Value through partial withdrawals, systematic withdrawals, and where required for tax purposes, Required Minimum Distributions. You can also surrender your Annuity at any time. Depending on your instructions, we may deduct a portion of the Account Value being withdrawn or surrendered as a CDSC. If you surrender your Annuity, in addition to any CDSC, we may deduct any Tax Charge that applies. If a withdrawal is taken from an Index Strategy before the Index Strategy End Date, the withdrawal will be based on the Interim Value. Please refer to “Charges and Adjustments” for more information. Certain amounts may be available to you each Annuity Year that are not subject to a CDSC. These are called “Free Withdrawals.” Unless you notify us differently as permitted, partial withdrawals will be deducted first from any Variable Options on a proportional basis. Only when the Variable Options have been depleted will any remaining withdrawal amount be deducted next from the Transfer Account, if applicable, and then from the Index Strategies, also on a proportional basis. The Owner can also request self-directed withdrawals from Variable Options and Index Strategies of their choosing. Each of these types of distributions is described more fully below.
PARTIAL WITHDRAWALS AND INTERIM VALUE OF INDEX STRATEGIES
Any time a partial withdrawal occurs between Index Strategy Start and End Dates, the Index Strategy Base will be reduced in the same proportion that the total withdrawal reduced the Interim Value. A proportional reduction in your Index Strategy Base could be larger than the dollar amount of the withdrawal when the Index Strategy Base is greater than the Interim Value.
TAX IMPLICATIONS FOR DISTRIBUTIONS FROM NON-QUALIFIED ANNUITY
Prior to Annuitization
For federal income tax purposes, a distribution prior to Annuitization is deemed to come first from any “gain” in your Annuity and second as a return of your “cost basis”, if any. Distributions from your Annuity are generally subject to ordinary income taxation on the amount of any investment gain unless the distribution qualifies as a non-taxable exchange or transfer. If you take a distribution prior to the taxpayer’s age 59½, you may be subject to a 10% additional tax in addition to ordinary income taxes on any gain. You may wish to consult a professional tax advisor for advice before requesting a distribution.
During Annuitization
During the Annuitization period, a portion of each annuity payment is taxed as ordinary income at the tax rate you are subject to at the time of the payment. The Code and regulations have “exclusionary rules” that we use to determine what portion of each annuity payment should be treated as a return of any cost basis you have in your Annuity. Once the cost basis in your Annuity has been distributed, the remaining annuity payments are taxable as ordinary income. The cost basis in your Annuity may be based on the cost basis from a prior contract in the case of a Section 1035 exchange or other qualifying transfer.
There may also be tax implications on distributions from qualified Annuities. See “Taxes” for information about qualified Annuities and for additional information about Non-qualified Annuities.
FREE WITHDRAWAL AMOUNTS
The Free Withdrawal amount is the amount that can be withdrawn from your Annuity each Annuity Year without the application of any CDSC. The Free Withdrawal amount during each Annuity Year is equal to 10% of all Purchase Payments that are currently subject to a CDSC. Withdrawals made within an Annuity Year reduce the Free Withdrawal amount available for the remainder of the Annuity Year. If you do not make a Free Withdrawal during an Annuity Year, you are not allowed to carry over the Free Withdrawal amount to the next Annuity Year.

●
The Free Withdrawal amount is not available if you choose to surrender your Annuity. Amounts withdrawn as a Free Withdrawal do not reduce the amount of CDSC that may apply upon a subsequent withdrawal or surrender of your Annuity.

●	You can also make partial withdrawals in excess of the Free Withdrawal amount. The minimum partial withdrawal you may request is $100.

Example. This example assumes that no withdrawals have previously been taken.
On January 3rd, to purchase your Annuity, you make an initial Purchase Payment of $25,000.
On January 3rd of the following calendar year, you make a subsequent Purchase Payment to your Annuity of $10,000.

●	Because in Annuity Year 1 your initial Purchase Payment of $25,000 is still within the CDSC schedule (see “Fee Table”), your Free Withdrawal amount in Annuity Year 1 equals $25,000 × 0.10, or $2,500.

●
Because in Annuity Year 2 both your initial Purchase Payment of $25,000 and your subsequent Purchase Payment of $10,000 are still within the CDSC schedule (see “Fee Table”), your Free Withdrawal amount in Annuity Year 2 equals $25,000 × 0.10, plus $10,000 × 0.10, or $2,500 + $1,000 for a total of $3,500.

To determine if a CDSC applies to partial withdrawals, we first determine if you have previously withdrawn all Purchase Payments. If so, no CDSC applies. If you have not previously withdrawn all Purchase Payments, we:

1.	First determine what, if any, amounts qualify as a Free Withdrawal. These amounts are not subject to the CDSC.

2.	Next determine what, if any, remaining amounts are in excess of the Free Withdrawal amount. These amounts will be treated as withdrawals of Purchase Payments, as described in “Charges – Contingent Deferred Sales Charge (“CDSC”)” earlier in this prospectus. These amounts may be subject to the CDSC. Purchase Payments are withdrawn on a first-in, first-out basis.

3.	Withdraw any remaining amounts from other Surrender Value.

Your withdrawal will include the amount of any applicable CDSC. You can request a partial withdrawal as either a “gross” or “net” withdrawal. In a “gross” withdrawal, you request a specific withdrawal amount, with the understanding that the amount you actually receive is reduced by any applicable CDSC or tax withholding. Therefore, you may receive less than the dollar amount you specify. In a “net” withdrawal, you request a withdrawal for an exact dollar amount, with the understanding that any applicable deduction for CDSC or tax withholding is taken from your remaining Account Value. Therefore, a larger amount may be deducted from your Account Value than the amount you specify. If you do not provide instruction on how you want the withdrawal processed, we will process the withdrawal as a gross withdrawal. We will deduct the partial withdrawal from your Account Value in accordance with your instructions.
SYSTEMATIC WITHDRAWALS
Our systematic withdrawal program is an administrative program designed for you to withdraw a specified amount from your Annuity on an automated basis at the frequency you select. This program is available to you at no additional charge. We may cease offering this program or change the administrative rules related to the program at any time on a non-discriminatory basis.
You may not have a systematic withdrawal program, as described in this section, if you are receiving substantially equal periodic payments under Sections 72(t) and 72(q) of the Code or Required Minimum Distributions.
You may terminate your systematic withdrawal program at any time. Ownership changes to, and assignment of, your Annuity will terminate any systematic withdrawal program on the Annuity as of the effective date of the change or assignment. Requesting partial withdrawals while you have a systematic withdrawal program may also terminate your systematic withdrawal program as described below.
Systematic withdrawals can be made from your Account Value allocated to the Variable Options or Index Strategies. Please note that systematic withdrawals may be subject to ordinary income tax, a 10% additional tax for withdrawals taken prior to age 59½, and Contingent Deferred Sales Charges. We will determine whether a CDSC applies and the amount in the same way as we would for a partial withdrawal. In addition, systematic withdrawals taken from an Index Strategy before the Index Strategy End Date will be based on the Interim Value. Please see “Charges and Adjustments” for more information. Any time a systematic withdrawal occurs before the Index Strategy End Date, the Index Strategy Base will also be reduced in the same proportion that the total withdrawal reduced the Interim Value.
The minimum amount for each systematic withdrawal is $100. If any scheduled systematic withdrawal is for less than $100 (which may occur under a program that provides payment of an amount equal to the earnings in your Annuity for the period requested), we may postpone the withdrawal and add the expected amount to the amount that is to be withdrawn on the next scheduled systematic withdrawal.
In the absence of instructions, systematic withdrawals will be taken on a proportional basis from all Variable Options until the Variable Options have been depleted, next from the Transfer Account, if applicable, and then they will be taken proportionally from all the Index Strategies.
SYSTEMATIC WITHDRAWALS UNDER SECTIONS 72(t)/72(q) OF THE INTERNAL REVENUE CODE
If your Annuity is used as a funding vehicle for certain retirement plans that receive special tax treatment under Sections 401, 403(b), 408 or 408A of the Code, Section 72(t) of the Code may provide an exception to the 10% additional tax on distributions made prior to age 59½ if you elect to receive distributions as a series of “substantially equal periodic payments.” For Annuities issued as Non-qualified Annuities, Section 72(q) of the Code may provide a similar exemption from additional tax. Systematic withdrawals under Sections 72(t)/72(q) may be subject to a CDSC. In addition, systematic withdrawals under Sections 72(t)/72(q) taken from an Index Strategy before the Index Strategy End Date will be based on the Interim Value. Please refer to “Charges and Adjustments” for more information. Any time a systematic withdrawal occurs before the Index Strategy End Date, the Index Strategy Base will also be reduced in the same proportion that the total withdrawal reduced the Interim Value. To request a program that complies with Sections 72(t)/72(q), you must provide us with certain required information in writing on a form acceptable to us. We may require advance notice to allow us to calculate the amount of 72(t)/72(q) withdrawals. There is no minimum Surrender Value we require to allow you to begin a program for withdrawals under Sections 72(t)/72(q). The minimum amount for any such withdrawal is $100 and payments may be made monthly, quarterly, semi-annually or annually.
You may also annuitize your Annuity and begin receiving payments for the remainder of your life (or life expectancy) as a means of receiving income payments before age 59½ that are not subject to the 10% additional tax.
Please note that if a withdrawal under Sections 72(t) or 72(q) is scheduled between the last Valuation Day prior to December 25th and December 31st of a given year, then we will implement the withdrawal on the last Valuation Day prior to December 25th of that year.
REQUIRED MINIMUM DISTRIBUTIONS
Required Minimum Distributions are a type of systematic withdrawal we allow to meet distribution requirements under Sections 401, 403(b) or 408 of the Code. Required Minimum Distribution rules do not apply to Roth IRAs during the Owner’s lifetime. Under the Code, you may be required to begin receiving periodic amounts from your Annuity. In such case, we will allow you to make systematic withdrawals in amounts that satisfy the minimum distribution rules under the Code. We do not assess a CDSC (if applicable) on Required Minimum Distributions from your Annuity if you are required by law to take such Required Minimum Distributions from your Annuity at the time it is taken, provided the amount withdrawn is the amount we calculate as the Required Minimum Distribution and is paid out through a program of systematic withdrawals that we make available. However, a CDSC (if applicable) may be assessed on that portion of a systematic withdrawal that is taken to satisfy the Required Minimum Distribution rules in relation to other savings or investment plans under other qualified retirement plans. In addition, Required Minimum Distribution withdrawals taken from an Index Strategy before the Index Strategy End Date will be based on the Interim Value. Please see “Charges and Adjustments” for more information. Any time a Required Minimum Distribution withdrawal occurs before the Index Strategy End Date, the Index Strategy Base will also be reduced in the same proportion that the total withdrawal reduced the Interim Value.
The amount of the Required Minimum Distribution for your particular situation may depend on other Annuity, savings or investments. We will only calculate the amount of your Required Minimum Distribution based on the value of your Annuity. We require three (3) days advance written notice to calculate and process the amount of your payments. You may elect to have Required Minimum Distributions paid out monthly, quarterly, semi-annually or annually. The $100 minimum amount that applies to systematic withdrawals applies to monthly Required Minimum Distributions but does not apply to Required Minimum Distributions taken out on a quarterly, semi-annual or annual basis.
If you choose to take your Required Minimum Distribution from this Annuity, unless we receive other instructions from you, we will take each Required Minimum Distribution first on a proportional basis from the Variable Options in which your Account Value is allocated. Once the Account Value in all Variable Options has been depleted, we will deduct any remaining Required Minimum Distribution next from the Transfer Account, if applicable, and then on a proportional basis from the Index Strategy in which you have Account Value allocated. If the amount of the Required Minimum Distribution reduces your Account Value below $5,000, we may treat the distribution as a full Surrender of the Annuity. After the Annuity Date, we will view the annuity payments as your Required Minimum Distributions with respect to the Annuity.
You may also annuitize your Annuity and begin receiving payments for the remainder of your life (or life expectancy) as a means of receiving income payments and satisfying the Required Minimum Distribution rules under the Code.
In any year in which the requirement to take Required Minimum Distributions is suspended by law, we reserve the right, in our sole discretion and regardless of any position taken on this issue in a prior year, to treat any amount that would have been considered as a Required Minimum Distribution if not for the suspension as eligible for treatment as described herein.
Please note that if a Required Minimum Distribution is scheduled to be effective between the last Valuation Day prior to December 25th and December 31st of a given year, then we will process the Required Minimum Distribution on the last Valuation Day prior to December 25th of that year.
See “Taxes” for a further discussion of Required Minimum Distributions.
Medically-Related Surrenders & Death Benefits: Medically-Related Surrender requests and Death Benefit claims require our review and evaluation before processing. We price such transactions as of the date we receive at our Service Center in Good Order all supporting documentation we require for such transactions.
We generally pay any surrender request or death benefit claims from the Registered Separate Account within 7 days of our receipt of your request in Good Order at our Service Center.

SURRENDER VALUE
During the Savings Stage you can surrender your Annuity at any time and will receive the Surrender Value. Upon surrender of your Annuity, you will no longer have any rights under the surrendered Annuity. Your Surrender Value is equal to the Account Value less any applicable CDSC, and any applicable Tax Charges.
We apply as a threshold, in certain circumstances, a minimum Surrender Value of $5,000. We will not allow you to take any withdrawals that would cause your Annuity’s Account Value, after taking the withdrawal, to fall below the minimum Surrender Value. See “Annuity Period” later in this prospectus for information on the impact of the minimum Surrender Value at Annuitization.
Your Surrender Value taken from an Index Strategy before the Index Strategy End Date will be based on the Interim Value. Please see “Charges and Adjustments” for more information.
MEDICALLY-RELATED SURRENDERS
You may request to surrender all or part of your Annuity prior to the Annuity Date without application of any otherwise applicable CDSC upon occurrence of a medically-related “Contingency Event” as described below (a “Medically-Related Surrender”).
If you request a full surrender under the Medically Related Surrender provision, the amount payable will be your Account Value as of the date we receive, in Good Order, your request to surrender your Annuity. For a Medically-Related Surrender taken from an Index Strategy before the Index Strategy End Date, the surrender will be based on the Interim Value. Although a CDSC will not apply to qualifying Medically-Related Surrenders, please be aware that a withdrawal from the Annuity before you have reached age 59½ may be subject to a 10% additional tax and other tax consequences – see “Taxes” later in this prospectus.
This waiver of any applicable CDSC is subject to our rules in place at the time of your request, which currently include but are not limited to the following:
If the Owner is an entity, the Annuitant must have been named or any change of Annuitant must have been accepted by us, prior to the “Contingency Event” described below in order to qualify for a Medically-Related Surrender;

●	If the Owner is an entity, the Annuitant must be alive as of the date we pay the proceeds of such surrender request;

●	If the Owner is one or more natural persons, all such Owners must also be alive at such time;

●	We must receive satisfactory proof of the Owner’s (or the Annuitant’s if entity-owned) confinement in a Medical Care Facility or Fatal Illness in writing on a form satisfactory to us;

●	No subsequent Purchase Payments can be made to the Annuity; and

●	Proceeds will only be sent by check or electronic fund transfer directly to the Owner. (or the Annuitant, in certain cases, if entity-owned).

We reserve the right to impose a maximum amount of a Medically-Related Surrender (equal to $500,000), but we do not currently impose that maximum. That is, if the amount of a partial medically-related withdrawal request, when added to the aggregate amount of Medically-Related Surrenders you have taken previously under the Annuity and any other Annuity we and/or our affiliates have issued to you exceeds that maximum amount, we reserve the right to treat the amount exceeding that maximum as not an eligible Medically-Related Surrender. A “Contingency Event” occurs if the Owner (or Annuitant if entity-owned) is:

●
first confined in a “Medical Care Facility” after the Issue Date and while the Annuity is in force, remains confined for at least 90 consecutive days, and remains confined on the date we receive the Medically-Related Surrender request at our Service Center; or

●
first diagnosed as having a “Fatal Illness” after the Issue Date and while the Annuity is in force. We may require a second or third opinion by a licensed physician chosen by us regarding a diagnosis of Fatal Illness. We will pay for any such second or third opinion.

“Fatal Illness” means a condition (a) diagnosed by a licensed physician; and (b) that is expected to result in death within 24 months after the diagnosis. “Medical Care Facility” means a facility operated and licensed pursuant to the laws of any United States jurisdiction providing medically necessary in-patient care, which is (a) prescribed by a licensed physician in writing; (b) recognized as a general hospital or long-term care facility by the proper authority of the United States jurisdiction in which it is located; (c) recognized as a general hospital by the Joint Commission on the Accreditation of Hospitals; and (d) certified as a hospital or long-term care facility; or (e) a nursing home licensed by the United States jurisdiction in which it is located and offers the services of a Registered Nurse (RN) or Licensed Practical Nurse (LPN) 24 hours a day that maintains control of all prescribed medications dispensed and daily medical records.

TAXES

The tax considerations associated with an Annuity vary depending on whether the Annuity is (i) owned by an individual or non-natural person, and not associated with a tax-favored retirement plan, or (ii) held under a tax-favored retirement plan. We discuss the tax considerations for these categories of Annuities below. The discussion is general in nature and describes only federal income tax law. We generally do not describe state, local, foreign or other federal tax laws. It is based on current law and interpretations which may change. The information provided is not intended as tax advice. The federal income tax treatment of the Annuity is unclear in certain circumstances, and you should always consult a qualified tax advisor regarding the application of law to individual circumstances. Generally, the cost basis in an Annuity is the amount you pay into your Annuity, or into an annuity exchanged for your Annuity, on an after-tax basis less any withdrawals of such payments. Cost basis for a tax-favored retirement plan is provided only in limited circumstances, such as for contributions to a Roth IRA or nondeductible contributions to a traditional IRA. We do not track cost basis for tax-favored retirement plans, which is the responsibility of the Owner.
On advisory products, you may be able to establish, subject to our rules and restrictions, an advisory fee deduction program for a qualified or Non-qualified Annuity such that charges for investment advisory fees are not taxable to the Annuity Owner. Please note that there are additional requirements that must be satisfied in order for investment advisory fee charges paid from a Non-qualified Annuity to be treated as not taxable.
The discussion below generally assumes that the Annuity is issued to the Annuity Owner. For Annuities issued under the Beneficiary Continuation Option or as a Beneficiary Annuity, refer to the Taxes Payable by Beneficiaries for a Non-qualified Annuity and Required Distributions Upon Your Death for Qualified Annuities sections below.
NON-QUALIFIED ANNUITIES
In general, as used in this prospectus, a Non-qualified Annuity is owned by an individual or non-natural person and is not associated with a tax-favored retirement plan.
Taxes Payable by You
We believe the Annuity is an Annuity for tax purposes. Accordingly, as a general rule, you should not pay any tax until you receive money under the Annuity. Generally, all Annuity contracts issued by the same company (and affiliates) to you during the same calendar year must be treated as one Annuity for purposes of determining the amount of any withdrawal that is subject to tax under the rules described below. We treat advisory fee payments as an expense of the Annuity and not a taxable distribution if your Non-qualified Annuity satisfies the requirements of a Private Letter Ruling issued to us by the Internal Revenue Service (“IRS”). In accordance with the PLR, advisory fee payments from your Non-qualified Annuity are treated as an expense as long as your advisor attests to us that the PLR requirements have been met, including that the advisory fees will not exceed 1.5% of the Annuity’s cash value and the Annuity only pays the advisor for fees related to investment advice with respect to the Annuity and no other services. The PLR does not generally allow such favorable tax treatment of advisory fee payments where a commission is also paid on the Annuity.
It is possible that the IRS could assert that some or all of the charges for the optional living or death benefits under the Annuity should be treated for federal income tax purposes as a partial withdrawal from the Annuity. If this were the case, the charge for this benefit could be deemed a withdrawal and treated as taxable income to the extent there are earnings in the Annuity. Additionally, for Owners under age 59½, the taxable income attributable to the charge for the benefit could be subject to the 10% additional tax. If the IRS determines that the charges for one or more benefits under the Annuity are taxable withdrawals, then the sole, primary, or surviving Owner will be provided with a notice from us describing available alternatives regarding these benefits.
Taxes on Withdrawals and Surrender Before Annuity Payments Begin
If you make a withdrawal from your Annuity or surrender it before annuity payments begin, the amount you receive will be taxed as ordinary income, rather than as a return of cost basis, until all gain has been withdrawn. At any time, there is no gain in your Annuity, payments will be treated as a nontaxable return of cost basis until all cost basis has been returned. After all cost basis is returned, all subsequent amounts will be taxed as ordinary income. An exception to this treatment exists for contracts that include Purchase Payments made prior to August 14, 1982 that are issued via 1035 exchange. Withdrawals from a contract with Purchase Payments made before August 14, 1982 are treated as a return of cost basis in the Annuity first until those pre-August 14, 1982 Purchase Payments are withdrawn. Moreover, income allocable to Purchase Payments made before August 14, 1982 is not subject to the 10% additional tax.
You will generally be taxed on any withdrawals from the Annuity while you are alive even if the withdrawal is paid to someone else. Withdrawals under any of the optional living benefits or as a systematic payment are taxed under these rules. If you assign or pledge all or part of your Annuity as collateral for a loan, the part assigned generally will be treated as a withdrawal and subject to income tax to the extent of gain. If the entire Account Value is assigned or pledged, subsequent increases in the Account Value are also treated as withdrawals for as long as the assignment or pledge remains in place. The cost basis is increased by the amount includible in income with respect to such assignment or pledge. If you transfer your Annuity for less than full consideration, such as by gift, you will also trigger tax on any gain in the Annuity. Under most circumstances, this rule does not apply if you transfer the Annuity to your spouse or if you transfer the Annuity incident to divorce.

If you choose to receive payments under an interest payment option, or a Beneficiary chooses to receive a death benefit under an interest payment option, that election will be treated, for tax purposes, as surrendering your Annuity and will immediately subject any gain in the Annuity to income tax and possibly the 10% additional tax.
Taxes on Annuity Payments
If you select an annuity payment option as described in the “Annuity Period” section of this prospectus, a portion of each annuity payment you receive will be treated as a partial return of your cost basis and will not be taxed. The remaining portion will be taxed as ordinary income. Generally, the nontaxable portion is determined by multiplying the annuity payment you receive by a fraction, the numerator of which is your cost basis (less any amounts previously received tax-free) and the denominator of which is the total expected payments under the Annuity. After the full amount of your cost basis has been recovered tax-free, the full amount of the annuity payments will be taxable. If annuity payments stop due to the death of the Annuitant before the full amount of your cost basis has been recovered, a tax deduction may be allowed for the unrecovered amount.
If your Account Value is reduced to zero but the Annuity remains in force due to a benefit provision, further distributions from the Annuity will be reported as annuity payments, using an exclusion ratio based upon the undistributed cost basis in the Annuity and the total value of the anticipated future payments until such time as all cost basis has been recovered.
Maximum Annuity Date
You must commence annuity payments no later than the first day of the calendar month following the maximum Annuity Date for your Annuity. Upon reaching the maximum Annuity Date you can no longer make Purchase Payments, surrender, exchange, or transfer your contract. The maximum Annuity Date may be the same as the Latest Annuity Date as described elsewhere in this prospectus. For some of our Annuities, you can choose to defer the Annuity Date beyond the default or Latest Annuity Date, as applicable, described in your Annuity. However, the IRS may not then consider your Annuity to be an Annuity under the tax law.
Please refer to your Annuity contract for the maximum Annuity Date.
Partial Annuitization
We do not currently permit partial annuitization.
Medicare Tax on Net Investment Income
The Code includes a Medicare tax on investment income. This tax assesses a 3.8% surtax on the lesser of (1) net investment income or (2) the excess of “modified adjusted gross income” over a threshold amount. The “threshold amount” is $250,000 for married taxpayers filing jointly or qualifying widow(er) with dependent child, $125,000 for married taxpayers filing separately, $200,000 for all others, and approximately $16,000 for estates and certain trusts. The taxable portion of payments received as a withdrawal, surrender, annuity payment, death benefit payment or any other actual or deemed distribution under the Annuity will be considered investment income for purposes of this surtax.
10% Additional Tax for Early Withdrawal from a Non-Qualified Annuity
You may owe a 10% additional tax on the taxable part of distributions received from your Non-qualified Annuity. Amounts are not subject to this additional tax if:

●	the amount is paid on or after you reach age 59½;

●	the amount is paid on or after your death (or the death of the Annuitant when the owner is not an individual);

●	the amount received is attributable to your becoming disabled (as defined in the Code);

●
generally the amount paid or received is in the form of substantially equal periodic payments (as defined in the Code) not less frequently than annually (please note that substantially equal periodic payments must continue until the later of reaching age 59½ or five years and the impermissible modification of payments during that time period will result in retroactive application of the 10% additional tax); or

●
the amount received is paid under an immediate Annuity (within the meaning of the Code) and the annuity start date is no more than one year from the date of purchase (the first monthly annuity payment being required to be paid within 13 months).

Other exceptions to this tax may apply. You should consult your tax advisor for further details.
Special Rules in Relation to Tax-free Exchanges Under Section 1035
Section 1035 of the Code permits certain tax-free exchanges of a life insurance contract, annuity contract or endowment contract for an Annuity, including tax-free exchanges of annuity death benefits for a Beneficiary Annuity. Partial exchanges may be treated in the same way as tax-free 1035 exchanges of entire contracts, therefore avoiding current taxation of the partially exchanged amount as well as the 10% additional tax on pre-age 59½ withdrawals. In Revenue Procedure 2011-38, the IRS indicated that, for partial exchanges on or after October 24, 2011, where there is a surrender or distribution from either the initial annuity contract or receiving annuity contract within 180 days of the date on which the partial exchange was completed

(other than an amount received as an annuity for a period of 10 years or more or during one or more lives), the IRS may not treat the transaction as a tax-free Section 1035 exchange. The IRS will apply general tax rules to determine the substance and treatment of the transaction in such cases. We strongly urge you to discuss any partial exchange transaction of this type with your tax advisor before proceeding with the transaction.
If an Annuity is purchased through a tax-free exchange of a life insurance contract, annuity contract or endowment contract that was purchased prior to August 14, 1982, then any Purchase Payments made to the original contract prior to August 14, 1982 will be treated as made to the new Annuity prior to that date. Generally, such pre-August 14, 1982 withdrawals are treated as a return of cost basis first until Purchase Payments made before August 14, 1982 are withdrawn. Moreover, income allocable to Purchase Payments made before August 14, 1982, is not subject to the 10% additional tax.
After you elect an Annuity Payout Option, we do not allow you to exchange your Annuity.
Taxes Payable by Beneficiaries for a Non-Qualified Annuity
If an Owner dies before the Annuity Date, the Death Benefit distributions are taxed at ordinary income tax rates. The value of the Death Benefit, as determined under federal law, is also included in the Owner’s estate for federal estate tax purposes. Generally, the same income tax rules described above would also apply to amounts received by your Beneficiary. Choosing an option other than a lump sum Death Benefit may defer taxes. Certain minimum distribution requirements apply upon your death, as discussed further below in the Annuity Qualification section. Tax consequences to the Beneficiary vary depending upon the Death Benefit payment option selected. Generally, for payment of the Death Benefit:

●	As a lump sum payment, the Beneficiary is taxed in the year of payment on gain in the Annuity.

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Within 5 years of death of Owner, the Beneficiary is taxed on the lump sum payment. The Death Benefit must be taken as one lump sum payment within 5 years of the death of the Owner. Partial withdrawals are not permitted to be paid to Beneficiaries under our Annuity contracts.

●
Under an Annuity or Annuity settlement option where distributions begin within one year of the date of death of the Owner, the Beneficiary is taxed on each payment with part as gain and part as return of cost basis. After the full amount of cost basis has been recovered tax-free, the full amount of the annuity payments will be taxable.

After the Annuity Date, if a period certain remains under the annuity option and the Annuitant dies before the end of that period, any remaining payments made to the Beneficiary will be fully excluded from income until the remaining cost basis is recovered and all annuity payments thereafter are fully includible in income. If we allow the Beneficiary to commute the remaining payments in a lump sum, the proceeds will be taxable as a surrender.
Considerations for Contingent Annuitants: We may allow the naming of a contingent Annuitant when a Non-qualified Annuity is held by a pension plan or a tax favored retirement plan, or held by a Custodial Account. In such a situation, the Annuity may no longer qualify for tax deferral where the Annuity continues after the death of the Annuitant. However, tax deferral should be provided instead by the pension plan, tax favored retirement plan, or Custodial Account. We may also allow the naming of a contingent annuitant when a Non-qualified Annuity is held by an entity owner when such Annuities do not qualify for tax deferral under the current tax law. This does not supersede any benefit language which may restrict the use of the contingent annuitant.
Reporting and Withholding on Distributions
Amounts distributed from an Annuity are subject to federal and state income tax reporting and withholding. In general, we will withhold federal income tax from the taxable portion of such distribution based on the type of distribution. In the case of an annuity payment, we apply default withholding under the applicable tax rules unless you designate a different withholding status. In the case of all other distributions, we will withhold at a 10% rate. You may generally elect a different tax withholding rate or elect not to have tax withheld from your payments. An election out of withholding must be made on forms that we provide. If you are a U.S. person (which includes a resident alien), and you request a payment be delivered outside the United States or do not provide a U.S. taxpayer identification number, we are required to withhold income tax.
State income tax withholding rules vary and we will withhold based on the rules of your state of residence. Special tax rules apply to withholding for nonresident aliens, and we generally withhold income tax for nonresident aliens at a 30% rate. A different withholding rate may be applicable to a nonresident alien based on the terms of an existing income tax treaty between the United States and the nonresident alien’s country. Please refer to the discussion below regarding withholding rules for a Qualified Annuity.
Regardless of the amount withheld by us, you are liable for payment of income taxes (including any estimated taxes that may be due) on the taxable portion of distributions from the Annuity. You should consult with your tax advisor regarding the payment of the correct amount of these income taxes and potential liability if you fail to pay such taxes.

Entity Owners
Where an Annuity is held by a non-natural person (e.g., a corporation, partnership), other than as an agent or nominee for a natural person (or in other limited circumstances), increases in the value of the Annuity over its cost basis will be subject to tax annually.
Where an Annuity is issued to a Charitable Remainder Trust (CRT), increases in the value of the Annuity over its cost basis will be subject to tax reporting annually. As there are charges for the optional living and death benefits described elsewhere in this prospectus, and such charges reduce the contract value of the Annuity, trustees of the CRT should discuss with their legal advisors whether election of such optional living or death benefits violates their fiduciary duty to the remainder beneficiary.
Where an Annuity is issued to a trust, and such trust is characterized as a grantor trust under the Code, such Annuity is generally not considered to be held by a non-natural person and will be subject to the tax reporting and withholding requirements generally applicable to a Non-qualified Annuity held by a natural person, provided that all grantors of the trust are natural persons. At this time, we will not issue an Annuity to grantor trusts with more than two grantors.
Where the Annuity is owned by a grantor trust, the Annuity must be distributed within five years after the date of the first grantor’s death (or the Annuitant’s death in certain instances) under Section 72(s) of the Code.
See the “Benefits Available Under the Contract” section for scenarios where a Death Benefit or Surrender Value is payable depending upon the underlying facts.
Trusts are required to complete and submit a Certificate of Entity form, and we will tax report based on the information provided on this form.
Annuity Qualification
Diversification And Investor Control. In order to qualify for the tax rules applicable to Annuities described above, the investment assets in the Non-qualified Annuity Variable Options must be diversified according to certain rules under the Code. Each Portfolio is required to diversify its investments each quarter so that no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. Generally, securities of a single issuer are treated as one investment, and obligations of each U.S. Government agency and instrumentality (such as the Government National Mortgage Association) are treated as issued by separate issuers. In addition, any security issued, guaranteed or insured (to the extent so guaranteed or insured) by the U.S. or an instrumentality of the U.S. will be treated as a security issued by the U.S. Government or its instrumentality, where applicable. We believe the Portfolios underlying the Variable Options of the Annuity meet these diversification requirements.
An additional requirement for qualification for the tax treatment described above is that we, and not you as the Annuity Owner, must have sufficient control over the underlying assets to be treated as the owner of the underlying assets for tax purposes. The tax law limits the amount of control you may have over choosing investments for your Annuity. If this “investor control” rule is violated your Annuity assets will be considered owned directly by you and you lose the favorable tax treatment generally afforded to annuities.
While we also believe these investor control rules will be met, the Treasury Department may promulgate guidelines under which a variable annuity will not be treated as an annuity contract for tax purposes if persons with ownership rights have excessive control over the investments underlying such variable annuity contract. It is unclear whether such guidelines, if in fact promulgated, would have retroactive effect. It is also unclear what effect, if any, such guidelines might have on transfers between the Investment Options offered pursuant to this prospectus. We reserve the right to take any action, including modifications to your Annuity or the Investment Options, required to comply with such guidelines if promulgated. Any such changes will apply uniformly to affected Owners and will be made with such notice to affected Owners as is feasible under the circumstances.
Required Distributions Upon Your Death for a Non-Qualified Annuity.
Upon your death, certain distributions must be made under the Annuity. The required distributions depend on whether you die before you start taking annuity payments under the Annuity or after you start taking annuity payments under the Annuity. If you die on or after the Annuity Date, the remaining portion of the interest in the Annuity must be distributed at least as rapidly as under the method of distribution being used as of the date of death. If you die before the Annuity Date, the entire interest in the Annuity must be distributed within five years after the date of death, or as periodic payments over a period not extending beyond the life or life expectancy of the designated Beneficiary (provided such payments begin within one year of your death). If the Beneficiary does not begin installments within one year of the date of death, no partial withdrawals will be permitted thereafter, and we require that the Beneficiary take the Death Benefit as a lump sum within the five-year deadline. Your designated Beneficiary is the person to whom benefit rights under the Annuity pass by reason of death, and must be a natural person in order to elect a periodic payment option based on life expectancy or a period exceeding five years. Additionally, if the Annuity is payable to (or for the benefit of) your surviving spouse, that portion of the Annuity may be continued with your spouse as the Owner. For Non-qualified Annuities owned by a non-natural person, the required distribution rules generally apply upon the death of the Annuitant. This means, for example, that for an Annuity held by a non-natural person (such as a trust) for which there is named a co-annuitant, then such required distributions will be triggered by the death of the first co-annuitant to die.
Changes To Your Annuity. We reserve the right to make any changes we deem necessary to assure that your Annuity qualifies as an Annuity for tax purposes. Any such changes will apply to all Annuity Owners and you will be given notice to the extent feasible under the circumstances.

QUALIFIED ANNUITIES
In general, as used in this prospectus, a Qualified Annuity is an Annuity with applicable endorsements for a tax-favored plan or a Non-Qualified Annuity held by a tax-favored retirement plan.
The following is a general discussion of the tax considerations for Qualified Annuities. This Annuity may or may not be available for all types of the tax-favored retirement plans discussed below. This discussion assumes that you have satisfied the eligibility requirements for any tax-favored retirement plan. Please consult your financial professional prior to purchase to confirm if this Annuity is available for a particular type of tax-favored retirement plan or whether we will accept the type of contribution you intend for this Annuity.
A Qualified Annuity may have been purchased for use in connection with:

●	Individual retirement accounts and annuities (IRAs), including inherited IRAs (which we refer to as a Beneficiary IRA), which are subject to Sections 408(a) and 408(b) of the Code;

●	Roth IRAs, including inherited Roth IRAs (which we refer to as a Beneficiary Roth IRA) under Section 408A of the Code;

●	A corporate Pension or Profit-sharing plan (subject to 401(a) of the Code);

●	H.R. 10 plans (also known as Keogh Plans, subject to 401(a) of the Code);

●	Tax Sheltered Annuities (subject to 403(b) of the Code, also known as Tax Deferred Annuities or TDAs);

●	Section 457 plans (subject to 457 of the Code).

A Non-qualified Annuity may have been purchased by a 401(a) trust, a custodial IRA or a custodial Roth IRA account, or a Section 457 plan, which can hold other permissible assets. The terms and administration of the trust or custodial account or plan in accordance with the laws and regulations for 401(a) plans, IRAs or Roth IRAs, or a Section 457 plan, as applicable, are the responsibility of the applicable trustee or custodian.
You should be aware that tax favored plans such as IRAs generally provide income tax deferral regardless of whether they invest in Annuities. This means that when a tax favored plan invests in an Annuity, it generally does not result in any additional tax benefits (such as income tax deferral and income tax free transfers).
Types of Tax-favored Plans
IRAs. The “IRA Disclosure Statement” and “Roth IRA Disclosure Statement” which accompany the prospectus contain information about eligibility, contribution limits, tax particulars, and other IRA information. In addition to this information (the material terms are summarized in this prospectus and in those Disclosure Statements), the IRS requires that you have a “Free Look” after making an initial contribution to the Annuity. During this time, you can cancel the Annuity by notifying us in writing, and we will refund the greater of all purchase payments under the Annuity or the Account Value, less any applicable federal and state income tax withholding.
Contribution Limits/Rollovers. Subject to the minimum purchase payment requirements of an Annuity, you may purchase an Annuity for an IRA in connection with a “rollover” of amounts from a qualified retirement plan, as a transfer from another IRA, by making a contribution consisting of your IRA contributions and catch-up contributions, if applicable, attributable to the prior year during the period from January 1 to April 15 (or the later applicable due date of your federal income tax return, without extension), or as a current year contribution. Contribution amounts are indexed for inflation. The IRS generally provides contribution limits for the subsequent year in the fourth quarter of the current year. The tax law also provides for a catch-up provision for individuals who are age 50 and above, allowing these individuals an additional $1,000 contribution each year. The $1,000 catch-up contribution for IRA owners age 50 or older is indexed for inflation starting in 2024 in accordance with the Consolidated Appropriations Act, 2023 (which includes SECURE 2.0 of 2022 (“SECURE 2.0”). You may be able to claim a deduction for your contributions depending on your modified adjusted gross income. Go to www.irs.gov for the limits for each year.
The “rollover” rules under the Code are fairly technical; however, an individual (or his or her surviving spouse) may generally “roll over” certain distributions from tax favored retirement plans (either directly or within 60 days from the date of these distributions) if he or she meets the requirements for distribution. Once you buy an Annuity, you can make regular IRA contributions under the Annuity (to the extent permitted by law and the terms of the Annuity). For IRA rollovers, an individual can only make an IRA to IRA rollover if the individual has not made a rollover involving any IRAs owned by the individual in the prior 12 months. An IRA transfer is a tax-free trustee-to-trustee “transfer” from one IRA account to another. IRA transfers are not subject to this 12-month rule. There is no age limitation with regard to contributions to a traditional IRA as long as the earned income requirements are met.
In some circumstances, non-spouse Beneficiaries may roll over to an IRA amounts due from qualified plans, 403(b) plans, and governmental 457(b) plans. However, the rollover rules applicable to non-spouse Beneficiaries under the Code are more restrictive than the rollover rules applicable to Owner/participants and spouse Beneficiaries. Generally, non-spouse Beneficiaries may roll over distributions from tax favored retirement plans only as a direct rollover. An inherited IRA must be directly rolled over from the employer plan or transferred from an IRA and must be titled in the name of the deceased (i.e., John Doe deceased for the benefit of Jane Doe). No additional contributions can be made to an inherited IRA. In this prospectus, an inherited IRA is also referred to as a Beneficiary Annuity.

Required Provisions. Annuities that are IRAs (or endorsements that are part of the contract) must contain certain provisions:

●	You, as Owner of the Annuity, must be the “Annuitant” under the contract (except in certain cases involving the division of property under a decree of divorce);

●	Your rights as Owner are non-forfeitable;

●	You cannot sell, assign or pledge the Annuity;

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The annual contribution you pay cannot be greater than the maximum amount allowed by law, including catch-up contributions if applicable (which does not include any rollover amounts or amounts transferred by trustee-to-trustee transfer);

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The date on which required minimum distributions must begin cannot be later than April 1st of the calendar year after the calendar year you turn the applicable age (see the Required Minimum Distribution rules for more details); and

●	Death and annuity payments must meet Required Minimum Distribution rules described below.

Usually, the full amount of any distribution from an IRA (including a distribution from this Annuity) which is not a transfer or rollover is taxable. As taxable income, these distributions are subject to the general income tax withholding rules described earlier regarding an Annuity in the Non-qualified Annuity section. In addition to this normal tax liability, you may also be liable for the following, depending on your actions:

●	A 10% early withdrawal additional tax described below;

●	Liability for “prohibited transactions” if you, for example, borrow against the value of an IRA; or

●	Failure to take a Required Minimum Distribution, also described below.

If you make any non-deductible contributions to your IRA, a portion of any subsequent distribution may be tax-free as a return of those contributions. You are required to keep track of this and determine the taxable and non-taxable portions. IRS rules require that we report the full amount of any distribution as taxable.
Simplified Employee Pensions (SEP). SEPs are a variation on a standard IRA, and Annuities issued to a SEP must satisfy the same general requirements described under IRAs (above). There are, however, some differences:

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If you participate in a SEP, you generally do not include in income any employer contributions made to the SEP on your behalf up to the lesser of (a) the annual employer contribution limit as indexed for inflation, or (b) 25% of your taxable compensation paid by the contributing employer (not including the employer’s SEP contribution as compensation for these purposes). However, for these purposes, compensation in excess of certain limits established by the IRS will not be considered. Go to www.irs.gov for the current year contribution and catch-up limits and compensation limit.

●	SEPs must satisfy certain participation and nondiscrimination requirements not generally applicable to IRAs; and

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SEPs that contain a salary reduction or “SARSEP” provision prior to 1997 may permit salary deferrals from employee income with the employer making these contributions to the SEP. Contribution amounts are indexed for inflation. The IRS generally provides contribution limits for the subsequent year in the fourth quarter of the current year. However, no new “salary reduction” or “SARSEPs” can be established after 1996. Individuals participating in a SARSEP who are age 50 or above by the end of the year are permitted to contribute an additional catch-up contribution amount. These amounts are indexed for inflation and may depend on the participant’s age. Go to www.irs.gov for the current year contribution limit and catch-up contribution limit. Not all Annuities issued by us are available for SARSEPs.

●	You will also be provided the same information, and have the same “Free Look” period, as you would have if you purchased the Annuity for a standard IRA.

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Roth contributions are permitted for SEP IRAs starting in 2023. The Company does not currently offer Roth contributions for SEP IRAs, but we reserve the right to offer this contribution type in the future.

ROTH IRAs. The “Roth IRA Disclosure Statement” contains information about eligibility, contribution limits, tax particulars and other Roth IRA information. Like standard IRAs, income within a Roth IRA accumulates tax-free, and contributions are subject to specific limits. Roth IRAs have, however, the following differences:

●	Contributions to a Roth IRA cannot be deducted from your gross income;

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“Qualified distributions” from a Roth IRA are excludable from gross income. A “qualified distribution” is a distribution that satisfies two requirements: (1) the distribution must be made (a) after the Owner of the IRA attains age 59½; (b) after the Owner’s death; (c) due to the Owner’s disability; or (d) for a qualified first time homebuyer distribution within the meaning of Section 72(t)(2)(F) of the Code; and (2) the distribution must be made in the year that is at least five tax years after the first year for which a contribution was made to any Roth IRA established for the Owner. Distributions from a Roth IRA that are not qualified distributions will be treated as made first from contributions and then from earnings and earnings will be taxed generally in the same manner as distributions from a traditional IRA.

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If eligible (including meeting income limitations and earnings requirements), you may make contributions to a Roth IRA during your lifetime, and distributions are not required during the owner’s lifetime.

Subject to the minimum Purchase Payment requirements of an Annuity, you may purchase an Annuity for a Roth IRA in connection with a “rollover” of amounts of another traditional IRA, SEP, SIMPLE-IRA (subject to a timing restriction), employer sponsored retirement plan (under Sections 401(a) or 403(b) of the Code) or Roth IRA. You may also purchase an Annuity for a Roth IRA, if you meet certain income limitations, by making a contribution consisting of your Roth IRA contributions and catch-up contributions, if applicable, attributable to the prior year during the period from January 1 to April 15 (or the applicable due date of your federal income tax return, without extension), or as a current year contribution. The Code permits persons who receive certain qualifying distributions from such non-Roth IRAs, to directly rollover or make, within 60 days, a “rollover” of all or any part of the amount of such distribution to a Roth IRA which they establish (a “conversion”). The conversion of non-Roth accounts triggers current taxation (but is not subject to a 10% early distribution additional tax unless a distribution that is allocable to the rollover contribution is distributed within 5 years of the conversion).
In addition, SECURE 2.0 amends the Code to allow for tax and penalty free rollovers from 529 accounts to Roth IRAs, under certain conditions. Starting in 2024, beneficiaries of 529 college savings accounts would be permitted to roll over up to $35,000 over the course of their lifetime from any 529 account in their name to their Roth IRA. These rollovers generally are also subject to Roth IRA annual contribution limits, and the 529 account must have been open for at least 15 years, among other requirements.
The Code also permits the recharacterization of current year contribution amounts from a traditional IRA into a Roth IRA, or from a Roth IRA to a traditional IRA. Recharacterization is accomplished through a trustee-to-trustee transfer of a contribution (or a portion of a contribution) plus earnings, between different types of IRAs. A properly recharacterized contribution is treated as a contribution made to the second IRA instead of the first IRA. Such recharacterization must be completed by the applicable tax return due date (with extensions). However, no recharacterizations of conversions can be made.
Once an Annuity has been purchased, regular Roth IRA contributions will be accepted to the extent permitted by law and the terms of the Annuity. In addition, an individual receiving an eligible rollover distribution from a designated Roth account under an employer plan may roll over the distribution to a Roth IRA even if the individual is not eligible to make regular contributions to a Roth IRA. Non-spouse Beneficiaries receiving a distribution from an employer sponsored retirement plan under Sections 401(a) or 403(b) of the Code can also directly roll over contributions to a Roth IRA. However, it is our understanding of the Code that non-spouse Beneficiaries cannot “rollover” benefits from a traditional IRA to a Roth IRA.
TDAs. In general, you may own a Tax Deferred Annuity (also known as a TDA, Tax Sheltered Annuity (TSA), 403(b) plan or 403(b) Annuity) if you are an employee of a tax-exempt organization (as defined under Code Section 501(c)(3)) or a public educational organization, and you may make contributions to a TDA so long as your employer maintains such a plan and your rights to the Annuity are non-forfeitable. Contributions to a TDA, and any earnings, are not taxable until distribution. You may also make contributions to a TDA under a salary reduction agreement subject to specific limits. Individuals participating in a TDA who are age 50 or above by the end of the year will be permitted to contribute an additional amount. This amount is indexed for inflation. Go to www.irs.gov for the current year contribution limit and catch-up contribution limit. Further, you may roll over TDA amounts to another TDA or an IRA. You may also roll over TDA amounts to a qualified retirement plan, a SEP and a governmental 457(b) plan. An Annuity may generally only qualify as a TDA if distributions of salary deferrals (other than “grandfathered” amounts held as of December 31, 1988) may be made only on account of:

●	Your attainment of age 59½;

●	Your severance of employment;

●	Your death;

●	Your total and permanent disability; or

●	Hardship

In any event, you must begin receiving distributions from your TDA by April 1st of the calendar year after the calendar year you turn the applicable age or retire, whichever is later. These distribution limits do not apply either to transfers or exchanges of investments under the Annuity, or to any “direct transfer” of your interest in the Annuity to another employer’s TDA plan or mutual fund “custodial account” described under Code Section 403(b)(7). Employer contributions to TDAs are subject to the same general contribution, nondiscrimination, and minimum participation rules applicable to “qualified” retirement plans.
Caution: Under IRS regulations we can accept contributions, transfers and rollovers only if we have entered into an information-sharing agreement, or its functional equivalent, with the applicable employer or its agent. In addition, in order to comply with the regulations, we will only process certain transactions (e.g., transfers, withdrawals, hardship distributions and, if applicable, loans) with employer approval. This means that if you request one of these transactions we will not consider your request to be in Good Order, and will not therefore process the transaction, until we receive the employer’s approval in written or electronic form.
Late Rollover Self-Certification
You may be able to apply a rollover contribution to your IRA or qualified retirement plan after the 60-day deadline through a self-certification procedure established by the IRS. Please consult your tax or legal advisor regarding your eligibility to use this self-certification procedure. As indicated in this IRS guidance, we, as a financial institution, are not required to accept your self-certification for waiver of the 60-day deadline.
Required Minimum Distributions and Payment Options
If you hold the Annuity under an IRA (or other tax-favored plan), Required Minimum Distribution rules must be satisfied. This means that generally payments must start by April 1 of the year after the year you reach the applicable age (“required beginning date”) and must be made for each year thereafter. For a TDA or a 401(a) plan for which the participant is not a greater than 5% owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs and designated Roth accounts under employer sponsored plans are not subject to these rules during the Owner’s lifetime.

If you were born...	Your “applicable age” is...
Before July 1, 1949	70½
After June 30, 1949 and before 1951	72
After 1950 and before 1960	73
After 1959	75
The amount of the payment must at least equal the minimum required under the IRS rules. Several choices are available for calculating the minimum amount. More information on the mechanics of this calculation is available on request. Please contact us at a reasonable time before the Required Minimum Distribution deadline so that a timely distribution is made. Please note that there is a 25% excise tax (a 50% excise tax applied prior to the 2023 taxable year) on the amount of any required minimum distribution not made in a timely manner. The excise tax on failure is further reduced from 25% to 10% if corrected in a timely manner and certain other conditions are met in accordance with SECURE 2.0.
Required Minimum Distributions are calculated based on the sum of the Account Value and the actuarial present value of any additional living and death benefits from optional riders that you have purchased under the Annuity. As a result, the Required Minimum Distributions may be larger than if the calculation were based on the Account Value only, which may in turn result in an earlier (but not before the required beginning date) distribution of amounts under the Annuity and an increased amount of taxable income distributed to the Annuity Owner, and a reduction of payments under the living and death benefit optional riders.
You can use the Minimum Distribution option to satisfy the Required Minimum Distribution rules for an Annuity without either beginning annuity payments or surrendering the Annuity. Under this option, we will distribute to you the Required Minimum Distribution amount, less any other partial withdrawals that you made during the year. Such amount will be based on the value of the Annuity as of December 31 of the prior year, but is determined without regard to other tax favored retirement plans you may own. If a trustee-to-trustee transfer or direct rollover of the full contract value is requested when there is an active Required Minimum Distribution program running, the Required Minimum Distribution will be removed and sent to the Owner prior to the remaining funds being sent to the transfer institution.
Although the IRS rules determine the required amount to be distributed from your IRA each year, certain payment alternatives are still available to you. In accordance with SECURE 2.0, a new optional method for calculating your RMDs may be available if you have an IRA in an annuity payout (or partial annuity payout), and an IRA in the deferral stage. Please contact your tax advisor to determine if this calculation method is appropriate for you. In addition, if you own more than one IRA, you can choose to satisfy your minimum distribution requirement for each of your IRAs by withdrawing that amount from any of your non-Roth IRAs. If you inherit more than one IRA or more than one Roth IRA from the same Owner, similar rules apply. These rules may also apply to other types of tax favored retirement plans such as TDAs.
Charitable IRA Distributions
Certain qualified IRA distributions used for charitable purposes are eligible for an exclusion from gross income, up to $100,000 (indexed for inflation beginning after 2023), for otherwise taxable IRA distributions from a traditional or Roth IRA. A qualified charitable distribution is a distribution that is made (1) directly by the IRA trustee to certain qualified charitable organizations and (2) on or after the date the IRA owner attains age 70½. Distributions that are excluded from income under this provision are not taken into account in determining the individual’s deductions, if any, for charitable contributions. The amount of your qualified charitable distributions that are excluded from income for a tax year is reduced (but not below zero) by the excess of: (1) the total amount of your IRA deductions allowed for all tax years ending on or after the date you attain age 70½, over (2) the total amount of reductions for all tax years preceding the current tax year. You should consult your tax advisor about whether a one-time distribution up to $50,000 (indexed for inflation beginning after 2023) that is made from your IRA to a “split-interest entity” can be excluded from your gross income.
The IRS has currently indicated that an IRA trustee is not responsible for determining whether a distribution to a charity is one that satisfies the requirements of the charitable giving incentive. Unless otherwise required in the future by the IRS, we will report the distribution as a normal IRA distribution on Form 1099-R. In those instances, individuals are responsible for reflecting the distributions as charitable IRA distributions on their personal tax returns. However, if we receive certification that the distribution satisfies the requirements, we will report the distribution as a charitable IRA distribution on Form 1099-R.
Required Distributions Upon Your Death for a Qualified Annuity
Upon your death under an IRA, Roth IRA, 403(b) or other employer sponsored plan, any remaining interest must be distributed in accordance with federal income tax requirements. For Owner and Beneficiary deaths prior to 2020, please consult your tax advisor regarding the applicable post-death distribution requirements.
The information provided below applies to Owner and Beneficiary deaths after 2019. In addition, if you are an employee under a governmental plan, such as a section 403(b) plan of a public school or a governmental 457(b) plan, this law applies if you die after 2021. In addition, if your plan is maintained pursuant to one or more collective bargaining agreements, this law generally applies if you die after 2021 (unless the collective bargaining agreements terminate earlier).

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Death before your required beginning date. If you die before your required beginning date, and you have a designated beneficiary, any remaining interest must be distributed within 10 years after your death, unless the designated beneficiary is an “eligible designated beneficiary” (“EDB”) or some other exception applies. A designated beneficiary is any individual designated as a beneficiary by the employee or IRA owner. An EDB is any designated beneficiary who is (1) your surviving spouse, (2) your minor child, (3) disabled, (4) chronically ill, or (5) an individual not more than 10 years younger than you. An individual’s status as an EDB is generally determined on the date of your death. An EDB (other than a minor child) can generally stretch distributions over their life or life expectancy if payments begin by the end of the calendar year following the year of your death and continuing over the EDB’s remaining life expectancy after the EDB’s death. However, all amounts must be fully distributed by the end of the year containing the 10th anniversary of the EDB’s death. Special rules apply to minors and Beneficiaries that are not individuals. Additional special rules apply to surviving spouses, see “Spousal Continuation” below.

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Death on or after your required beginning date. In general, if you die on or after your required beginning date, and you have a designated beneficiary who is not an EDB, any remaining interest in your Qualified Annuity must continue to be distributed over the longer of your remaining life expectancy and your designated beneficiary’s life expectancy (or more rapidly), but all amounts must be distributed within 10 years of your death. If your Beneficiary is an EDB (other than a minor child), distributions must continue over the longer of your remaining life expectancy and the EDB’s life expectancy (or more rapidly), but all amounts must be distributed within 10 years of the EDB’s death. Special rules apply to EDBs who are minors and Beneficiaries that are not individuals.

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Annuity payments. If you commence taking distributions in the form of an annuity that can continue after your death, such as in the form of a joint and survivor annuity or an annuity with a guaranteed period of more than 10 years, any distributions after your death that are scheduled to be made beyond the applicable distribution period imposed under the law might need to be commuted at the end of that period (or otherwise modified after your death if permitted under federal tax law and by us) in order to comply with the post-death distribution requirements.

●
Other rules. The post-death distribution requirements do not apply if the employee or IRA owner elected annuity payments that comply with prior law commenced prior to December 20, 2019. Also, even if annuity payments have not commenced prior to December 20, 2019, the requirements generally do not apply to an immediate annuity contract purchased prior to that date, if you have made an irrevocable election before that date as to the method and amount of the annuity.

If your beneficiary is not an individual, such as a charity, your estate, or a trust, any remaining interest after your death generally must be distributed in accordance with the 5-year rule or the at-least-as-rapidly rule, as applicable (but not the lifetime payout rule). You may wish to consult a professional tax advisor about the federal income tax consequences of your beneficiary designations.

In addition, these post-death distribution requirements generally do not apply if the employee or IRA owner died prior to January 1, 2020. However, if the designated beneficiary of the deceased employee or IRA owner dies after January 1, 2020, and the designated beneficiary had elected the lifetime payout rule or was under the at-least-as rapidly rule, any remaining interest must be distributed within 10 years of the designated beneficiary’s death. Hence, this 10-year rule will apply to (1) a contract issued prior to 2020 which continues to be held by a designated beneficiary of an employee or IRA owner who died prior to 2020, and (2) an inherited IRA issued after 2019 to the designated beneficiary of an employee or IRA owner who died prior to 2020.

●
Spousal continuation. If your beneficiary is your spouse, such surviving spouse can delay the application of the post-death distribution requirements until after their death by transferring the remaining interest tax-free to their own IRA, or by electing to treat your IRA as their own IRA. However, in certain circumstances the surviving spouse may have to take “hypothetical RMDs” (i.e., catch-up amounts required in accordance with the regulations).

The post-death distribution requirements are complex in numerous respects. Treasury has issued final and proposed regulations that may impact these required minimum distribution requirements. We reserve the right to make changes in order to comply with the final and proposed regulations, or any regulations published in the future. Any such changes will apply uniformly to affected Owners or Beneficiaries and will be made with such notice to affected Owners or Beneficiaries as is feasible under the circumstances. In addition, the manner in which these requirements will apply will depend on your particular facts and circumstances. You may wish to consult a professional tax advisor for tax advice as to your particular situation.
Unless payments are being made in the form of an annuity, a Beneficiary has the flexibility to take out more each year than mandated under the required minimum distribution rules.
Note that in 2014, the U.S. Supreme Court ruled that Inherited IRAs, other than IRAs inherited by the owner’s spouse, do not qualify as retirement assets for purposes of protection under the federal bankruptcy laws.
Until withdrawn, amounts in a Qualified Annuity continue to be tax deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the required minimum distribution rules, are subject to tax. You may wish to consult a professional tax advisor for tax advice as to your particular situation.
For a Roth IRA, if death occurs before the entire interest is distributed, the death benefit must be distributed under the same rules applied to IRAs where death occurs before the required beginning date. Similar rules may apply to designated Roth accounts under an employer-sponsored retirement plan. Consult your plan sponsor and tax advisor for more information on designated Roth accounts.

10% Additional Tax for Early Withdrawals from a Qualified Annuity
You may owe a 10% additional tax on the taxable part of distributions received from an IRA, SEP, Roth IRA, TDA or qualified retirement plan. Amounts are not subject to this additional tax if:

●	the amount is paid on or after you reach age 59½ or die;

●	the amount received is attributable to your becoming disabled; or

●
generally the amount paid or received is in the form of substantially equal periodic payments (as defined in the Code) not less frequently than annually. (Please note that substantially equal periodic payments must continue until the later of reaching age 59½ or five years. Certain modification of payments or additional contributions to the Annuity during that time period will result in retroactive application of the 10% additional tax.)

There are a number of other exceptions to this tax that may apply. In addition, distributions that satisfy certain exceptions to this tax may be repaid in certain circumstances. You should consult your tax advisor for further details.
Withholding
For 403(b) Tax Deferred annuities, we will withhold federal income tax at the rate of 20% for any eligible rollover distribution paid by us to or for a plan participant, unless such distribution is “directly” rolled over into another qualified plan, IRA (including the IRA variations described above), SEP, governmental 457(b) plan or TDA. An eligible rollover distribution is defined under the tax law as a distribution from an employer plan under 401(a), a TDA or a governmental 457(b) plan, excluding any distribution that is part of a series of substantially equal payments (at least annually) made over the life expectancy of the employee or the joint life expectancies of the employee and his designated Beneficiary, any distribution made for a specified period of 10 years or more, any distribution that is a required minimum distribution and any hardship distribution. Regulations also specify certain other items which are not considered eligible rollover distributions. We will not withhold for payments made from trustee owned Annuities or for payments under a 457 plan. For all other distributions, unless you elect otherwise, we will withhold federal income tax from the taxable portion of such distribution at an appropriate percentage. The rate of withholding on annuity payments where no mandatory withholding is required is determined on the basis of the withholding certificate that you file with us. If you do not file a certificate, we will automatically withhold federal taxes on the following basis:

●	For any annuity payments not subject to mandatory withholding, you will have taxes withheld under the applicable default withholding rules; and

●	For all other distributions, we will withhold at a 10% rate.

If no U.S. taxpayer identification number is provided, no election out of withholding will be allowed, and we will automatically withhold using the default withholding rules. In addition, if you are a U.S. person (which includes a resident alien), and you request a payment be delivered outside the U.S., we are required to withhold income tax.
We will provide you with forms and instructions concerning the right to elect that no amount be withheld from payments in the ordinary course. However, you should know that, in any event, you are liable for payment of federal income taxes (including any estimated tax liabilities) on the taxable portion of the distributions, and you should consult with your tax advisor to find out more information on your potential liability if you fail to pay such taxes. There may be additional state income tax withholding requirements.
Special tax rules apply to withholding for nonresident aliens, and we generally withhold income tax for nonresident aliens at a 30% rate. A different withholding rate may be applicable to a nonresident alien based on the terms of an existing income tax treaty between the United States and the nonresident alien’s country.
ERISA Requirements
ERISA (the “Employee Retirement Income Security Act of 1974”) and the Code prevent a fiduciary and other “parties in interest” with respect to a plan (and, for these purposes, an IRA would also constitute a “plan”) from receiving any benefit from any party dealing with the plan, as a result of the sale of the Annuity. Administrative exemptions under ERISA generally permit the sale of insurance/annuity products to plans, provided that certain information is disclosed to the person purchasing the Annuity. This information has to do primarily with the fees, charges, discounts and other costs related to the Annuity, as well as any commissions paid to any agent selling the Annuity. Information about any applicable fees, charges, discounts, penalties or adjustments may be found in the applicable sections of this prospectus. Information about sales representatives and commissions may be found in the sections of this prospectus addressing distribution of the Annuities.
Other relevant information required by the exemptions is contained in the contract and accompanying documentation.
Please consult with your tax advisor if you have any questions about ERISA and these disclosure requirements.
Spousal Consent Rules for Retirement Plans – Qualified Annuities
If you are married at the time your payments commence, you may be required by federal law to choose an income option that provides survivor annuity income to your spouse, unless your spouse waives that right. Similarly, if you are married at the time of your death, federal law may require all or a portion of the Death Benefit to be paid to your spouse, even if you designated someone else as your Beneficiary. A brief explanation of the applicable rules follows. For more information, consult the terms of your retirement arrangement.

Defined Benefit Plans and Money Purchase Pension Plans. If you are married at the time your payments commence, federal law requires that benefits be paid to you in the form of a “qualified joint and survivor annuity” (QJSA), unless you and your spouse waive that right, in writing. Generally, this means that you will receive a reduced payment during your life and, upon your death, your spouse will receive at least one-half of what you were receiving for life. You may elect to receive another income option if your spouse consents to the election and waives his or her right to receive the QJSA. If your spouse consents to the alternative form of payment, your spouse may not receive any benefits from the plan upon your death. Federal law also requires that the plan pay a Death Benefit to your spouse if you are married and die before you begin receiving your benefit. This benefit must be available in the form of an Annuity for your spouse’s lifetime and is called a “qualified pre-retirement survivor annuity” (QPSA). If the plan pays Death Benefits to other Beneficiaries, you may elect to have a Beneficiary other than your spouse receive the Death Benefit, but only if your spouse consents to the election and waives his or her right to receive the QPSA. If your spouse consents to the alternate Beneficiary, your spouse will receive no benefits from the plan upon your death. Any QPSA waiver prior to your attaining age 35 will become null and void on the first day of the calendar year in which you attain age 35, if still employed.
Defined Contribution Plans (including 401(k) Plans and ERISA 403(b) Annuities). Spousal consent to a distribution is generally not required. Upon your death, your spouse will receive the entire Death Benefit, even if you designated someone else as your Beneficiary, unless your spouse consents in writing to waive this right. Also, if you are married and elect an Annuity as a periodic income option, federal law requires that you receive a QJSA (as described above), unless you and your spouse consent to waive this right.
IRAs, non-ERISA 403(b) Annuities, and 457 Plans. Spousal consent to a distribution usually is not required unless specifically required under the terms of the plan. Upon your death, any Death Benefit will be paid to your designated Beneficiary.
ADDITIONAL CONSIDERATIONS
Reporting and Withholding for Escheated Amounts
Revenue Rulings 2018-17 and 2020-24 provide that an amount transferred from an IRA or 401(a) qualified retirement plan to a state’s unclaimed property fund is subject to federal income tax withholding at the time of transfer. The amount transferred is also subject to federal tax reporting. Consistent with these Rulings, we will withhold federal and state income taxes and report to the applicable Owner or Beneficiary as required by law when amounts are transferred to a state’s unclaimed property fund. Non-qualified annuity contracts generally are subject to the same or similar federal income tax reporting and withholding requirements as IRAs and qualified retirement plans. As a result, we may determine in the future that we have an obligation to follow similar guidelines with respect to any amounts escheated from your Non-qualified Annuity.
Gifts and Generation-skipping Transfers
If you transfer your Annuity to another person for less than adequate consideration, there may be gift tax consequences in addition to income tax consequences. Also, if you transfer your Annuity to a person two or more generations younger than you (such as a grandchild or grandniece) or to a person that is more than 37½ years younger than you, there may be generation-skipping transfer tax consequences.
Civil Unions and Domestic Partnerships
U.S. Treasury Department regulations provide that for federal tax purposes, the term “spouse” does not include individuals (whether of the opposite sex or the same sex) who have entered into a registered domestic partnership, civil union, or other similar formal relationship that is not denominated as a marriage under the laws of the state where the relationship was entered into, regardless of domicile. As a result, if a Beneficiary of a deceased Owner and the Owner were parties to such a relationship, the Beneficiary will be required by federal tax law to take distributions from the Contract in the manner applicable to non-spouse Beneficiaries and will not be able to continue the Contract. Please consult with your tax or legal advisor before electing the Spousal Benefit for a civil union partner or domestic partner.

LEGAL PROCEEDINGS

As of the date of this prospectus, neither the Company nor the Registered Separate Account or Prudential Annuities Distributors, Inc. is a party to any material legal proceedings outside of the ordinary routine litigation incidental to the business. Although the Company and its affiliates are involved in pending and threatened legal proceedings in the normal course of its business, we do not anticipate that the outcome of any such legal proceedings will have a material adverse effect on the Registered Separate Account, or the Company’s ability to meet its obligations under the Annuity, or the ability of Prudential Annuities Distributors, Inc. to meet its obligations related to the Annuity.

FINANCIAL STATEMENTS

The financial statements of the Registered Separate Account and Pruco Life of New Jersey are incorporated by reference in the Statement of Additional Information.

ADDITIONAL INFORMATION

HOW WILL I RECEIVE STATEMENTS AND REPORTS?
We send any statements and reports required by applicable law or regulation to you at your last known address of record. You should therefore give us prompt notice of any address change. We reserve the right, to the extent permitted by law and subject to your prior consent, to provide any prospectus, prospectus supplements, confirmations, statements and reports required by applicable law or regulation to you at www.prudential.com/regdocs/PLNJ-FLEXGUARD-NY-USP. or any other electronic means. We send a confirmation statement to you each time a transaction is made affecting Account Value, such as transfers, exchanges or withdrawals. We also send quarterly statements detailing the activity affecting your Annuity during the calendar quarter. We may confirm regularly scheduled transactions, such as systematic withdrawals (including 72(t) payments and required minimum distributions), and bank drafting, in quarterly statements instead of confirming them immediately. You should review the information in these statements carefully. You may request additional reports. We reserve the right to charge up to $50 for each such additional report.
Any errors or corrections on transactions for your Annuity must be reported to us at our Service Center as soon as possible to assure proper accounting to your Annuity. For transactions that are confirmed immediately, we assume all transactions are accurate unless you notify us otherwise within 30 days from the date you receive the confirmation. For transactions that are first confirmed on the quarterly statement, we assume all transactions are accurate unless you notify us within 30 days from the date you receive the quarterly statement. All transactions confirmed immediately or by quarterly statement are deemed conclusive after the applicable 30-day period. We may also send an annual report and a semi-annual report containing applicable financial statements for the Registered Separate Account and the Portfolios, as of December 31 and June 30, respectively, to Owners or, with your prior consent, make such documents available electronically through our website or other electronic means.
HOW TO CONTACT US
Please communicate with us using the telephone number and addresses below for the purposes described. Failure to send mail to the proper address may result in a delay in our receiving and processing your request.
Prudential’s Annuity Service Center
Call our Customer Service Team at 1-888-PRU-2888 during normal business hours.
Internet
Access information about your Annuity at: www.prudential.com/annuities
Correspondence Sent by Regular Mail
Prudential Annuities Service Center
P.O. Box 7960
Philadelphia, PA 19176
Correspondence Sent by Overnight*, Certified or Registered Mail
Prudential Annuities Service Center
1600 Malone Street
Millville, NJ 08332
*Please note that overnight correspondence sent through the United States Postal Service may be delivered to the P.O. Box listed above, which could delay receipt of your correspondence at our Service Center. Overnight mail sent through other methods (e.g., Federal Express, United Parcel Service) will be delivered to the address listed below.
Correspondence sent by regular mail to our Service Center should be sent to the address shown above. Your correspondence will be picked up at this address and then delivered to our Service Center. Your correspondence is not considered received by us until it is received at our Service Center. Where this prospectus refers to the day when we receive a Purchase Payment, request, election, notice, transfer or any other transaction request from you, we mean the day on which that item (or the last requirement needed for us to process that item) arrives in complete and proper form at our Service Center or via the appropriate telephone or fax number if the item is a type we accept by those means. There are two main exceptions: if the item arrives at our Service Center (1) on a day that is not a business day, or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day.
You can obtain account information by calling our automated response system and at www.prudential.com/contact-us, our website. Our Customer Service representatives are also available during business hours to provide you with information about your account. You can request certain transactions through our telephone voice response system, our website or through a customer service representative. You can provide authorization for a third party, including your attorney-in-fact acting pursuant to a power of attorney, to access your account information and perform certain transactions on your account. You will need to complete a form provided by us which identifies those transactions that you wish to authorize via telephonic and electronic means and whether you wish to authorize a third party to perform any such transactions. Please note that unless you tell us otherwise, we deem that all transactions that are directed by your financial professional with respect to your Annuity have been authorized by you. We require that you or your representative provide proper identification before performing transactions over the telephone or through our website. This may include a Personal

Identification Number (PIN) that will be provided to you upon issue of your Annuity or you may establish or change your PIN by calling our automated response system and at www.prudential.com/contact-us. Any third party that you authorize to perform financial transactions on your account will be assigned a PIN for your account.
Transactions requested via telephone are recorded. To the extent permitted by law, we will not be responsible for any claims, loss, liability or expense in connection with a transaction requested by telephone or other electronic means if we acted on such transaction instructions after following reasonable procedures to identify those persons authorized to perform transactions on your Annuity using verification methods which may include a request for your Social Security number, PIN or other form of electronic identification. We may be liable for losses due to unauthorized or fraudulent instructions if we did not follow such procedures.
Pruco Life of New Jersey does not guarantee access to telephonic, facsimile, Internet or any other electronic information or that we will be able to accept transaction instructions via such means at all times. Nor, due to circumstances beyond our control, can we provide any assurances as to the delivery of transaction instructions submitted to us by regular and/or express mail. Regular and/or express mail (if operational) will be the only means by which we will accept transaction instructions when telephonic, facsimile, Internet or any other electronic means are unavailable or delayed. Pruco Life of New Jersey reserves the right to limit, restrict or terminate telephonic, facsimile, Internet or any other electronic transaction privileges at any time.
PRUDENTIAL, THE PRUDENTIAL LOGO AND THE ROCK DESIGN ARE TRADEMARKS OF PRUDENTIAL FINANCIAL, INC. AND ITS RELATED ENTITIES, REGISTERED IN MANY JURISDICTIONS WORLDWIDE. USED UNDER LICENSE.
PRUDENTIAL FLEXGUARD, PRUDENTIAL FLEXGUARD NEW YORK, AND AST ARE SERVICE MARKS OR REGISTERED TRADEMARKS OF THE PRUDENTIAL INSURANCE COMPANY OF AMERICA AND ARE USED UNDER LICENSE BY ITS AFFILIATES.

APPENDIX A – INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT

Certain Investment Options may not be available through certain financial intermediaries. See Appendix E, ‘Financial Intermediary Variations’ and the Cover Page for additional information.
Variable Options
The following is the list of Portfolios available under the Contract. More information about the Portfolios is available in the prospectuses for the Portfolios, which may be amended from time to time and can be found online at www.prudential.com/regdocs/PLNJ-FLEXGUARD-NY-USP. You can also request this information at no cost by calling 1-800-346-3778 or by sending an email to service@prudential.com.
The current expenses and performance information below reflects fee and expenses of the Portfolio, but do not reflect the other fees and expenses that your Annuity may charge. Expenses would be higher, and performance would be lower if these other charges were included. The Portfolio’s past performance is not necessarily an indication of future performance.

Fund Type	Portfolio Company and Advisor/Subadvisor	Current Expenses	Average Annual Total Returns (as of 12/31/2025)
			1 Year	5 Year	10 Year
Equity	MFS® International Growth Portfolio - Service Class♦ Massachusetts Financial Services Company	1.13%	20.81%	6.80%	9.60%
Fixed Income	MFS® Total Return Bond Series - Service Class♦ Massachusetts Financial Services Company	0.78%	6.94%	-0.09%	2.38%
Allocation	MFS® Total Return Series - Service Class♦ Massachusetts Financial Services Company	0.86%	10.91%	6.16%	7.36%
Equity	MFS® Value Series - Service Class♦ Massachusetts Financial Services Company	0.94%	12.77%	9.69%	9.77%
Fixed Income	PSF PGIM Government Money Market Portfolio - Class III PGIM Fixed Income	0.57%	3.79%	2.87%	N/A
The additional information below may be applicable to the Portfolios listed in the above table.
PGIM Fixed Income is a business unit of PGIM, Inc.
♦	This information includes annual expenses that reflect temporary or other fee reductions or waivers. Please see the Portfolio prospectus for additional information.
Index-Linked Options
The following is a list of Index Strategies currently available under the Contract. We may change the features of the Index Strategies listed below (including the Index and the current limits on Index gains and losses), offer new Index Strategies, and terminate existing Index Strategies. We will provide you with written notice before making any changes other than changes to current limits on Index gains. Information about current limits on Index gains is available at www.prudential.com/flexguardny-rates.
Note: If amounts are removed from an Index Strategy before the end of its Index Strategy Term, we will apply an Interim Value adjustment. This may result in a significant reduction in your Account Value that could exceed any protection from Index loss that would be in place if you waited until the end of the Strategy Term.
See “Description of Insurance Company, Registered Separate Account, and Investment Options” in the prospectus for a description of the Index Strategies’ features. See “Charges and Adjustments” in the prospectus for more information about Interim Value adjustments.

Index	Type of Index	Index Strategy Term	Index Crediting Methodology	Current Limit on Index Loss (if held until end of Index Strategy Term)	Minimum Limit on Index Gain (for the life of the Index Strategy)
Point-to-Point with Cap Index Strategy
S&P 500®1	U.S. Large-Cap Equities	1-Year	Point-to-Point with Cap Index Strategy	10% Buffer	Minimum Cap Rate: 5%
MSCI EAFE[1]	International Equities	1-Year	Point-to-Point with Cap Index Strategy	10% Buffer	Minimum Cap Rate: 5%
Nasdaq-100[1]	U.S. Large-Cap Equities	1-Year	Point-to-Point with Cap Index Strategy	10% Buffer	Minimum Cap Rate: 5%
Russell 2000[1]	U.S. Small-Cap Equities	1-Year	Point-to-Point with Cap Index Strategy	10% Buffer	Minimum Cap Rate: 5%
S&P 500®1	U.S. Large-Cap Equities	1-Year	Point-to-Point with Cap Index Strategy	15% Buffer	Minimum Cap Rate: 4.5%
MSCI EAFE[1]	International Equities	1-Year	Point-to-Point with Cap Index Strategy	15% Buffer	Minimum Cap Rate: 4.5%
Nasdaq-100[1]	U.S. Large-Cap Equities	1-Year	Point-to-Point with Cap Index Strategy	15% Buffer	Minimum Cap Rate: 4.5%
Russell 2000[1]	U.S. Small-Cap Equities	1-Year	Point-to-Point with Cap Index Strategy	15% Buffer	Minimum Cap Rate: 4.5%
S&P 500®1	U.S. Large-Cap Equities	1-Year	Point-to-Point with Cap Index Strategy	30% Buffer	Minimum Cap Rate: 3%
MSCI EAFE[1]	International Equities	1-Year	Point-to-Point with Cap Index Strategy	30% Buffer	Minimum Cap Rate: 3%
Nasdaq-100[1]	U.S. Large-Cap Equities	1-Year	Point-to-Point with Cap Index Strategy	30% Buffer	Minimum Cap Rate: 3%
Russell 2000[1]	U.S. Small-Cap Equities	1-Year	Point-to-Point with Cap Index Strategy	30% Buffer	Minimum Cap Rate: 3%
S&P 500®1	U.S. Large-Cap Equities	3-Year	Point-to-Point with Cap Index Strategy	10% Buffer	Minimum Cap Rate: 15%
MSCI EAFE[1]	International Equities	3-Year	Point-to-Point with Cap Index Strategy	10% Buffer	Minimum Cap Rate: 15%
Nasdaq-100[1]	U.S. Large-Cap Equities	3-Year	Point-to-Point with Cap Index Strategy	10% Buffer	Minimum Cap Rate: 15%
Russell 2000[1]	U.S. Small-Cap Equities	3-Year	Point-to-Point with Cap Index Strategy	10% Buffer	Minimum Cap Rate: 15%
S&P 500®1	U.S. Large-Cap Equities	3-Year	Point-to-Point with Cap Index Strategy	20% Buffer	Minimum Cap Rate: 12%
MSCI EAFE[1]	International Equities	3-Year	Point-to-Point with Cap Index Strategy	20% Buffer	Minimum Cap Rate: 12%
Nasdaq-100[1]	U.S. Large-Cap Equities	3-Year	Point-to-Point with Cap Index Strategy	20% Buffer	Minimum Cap Rate: 12%
Russell 2000[1]	U.S Small-Cap Equities	3-Year	Point-to-Point with Cap Index Strategy	20% Buffer	Minimum Cap Rate: 12%
S&P 500®1	U.S. Large-Cap Equities	6-Year	Point-to-Point with Cap Index Strategy	20% Buffer	Minimum Cap Rate: 24%
MSCI EAFE[1]	International Equities	6-Year	Point-to-Point with Cap Index Strategy	20% Buffer	Minimum Cap Rate: 24%

Nasdaq-100[1]	U.S. Large-Cap Equities	6-Year	Point-to-Point with Cap Index Strategy	20% Buffer	Minimum Cap Rate: 24%
Russell 2000[1]	U.S. Small-Cap Equities	6-Year	Point-to-Point with Cap Index Strategy	20% Buffer	Minimum Cap Rate: 24%
S&P 500®1	U.S. Large-Cap Equities	6-Year	Point-to-Point with Cap Index Strategy	30% Buffer	Minimum Cap Rate: 18%
MSCI EAFE[1]	International Equities	6-Year	Point-to-Point with Cap Index Strategy	30% Buffer	Minimum Cap Rate: 18%
Nasdaq-100[1]	U.S. Large-Cap Equities	6-Year	Point-to-Point with Cap Index Strategy	30% Buffer	Minimum Cap Rate: 18%
Russell 2000[1]	U.S. Small-Cap Equities	6-Year	Point-to-Point with Cap Index Strategy	30% Buffer	Minimum Cap Rate: 18%
Participation Rate with Cap Index Strategy
S&P 500®1	U.S. Large-Cap Equities	6-Year	Participation Rate with Cap Index Strategy	10% Buffer	Minimum Cap Rate: 30% Minimum Participate Rate: 100%
MSCI EAFE[1]	International Equities	6-Year	Participation Rate with Cap Index Strategy	10% Buffer	Minimum Cap Rate: 30% Minimum Participate Rate: 100%
Nasdaq-100[1]	U.S. Large-Cap Equities	6-Year	Participation Rate with Cap Index Strategy	10% Buffer	Minimum Cap Rate: 30% Minimum Participate Rate: 100%
Russell 2000[1]	U.S. Small-Cap Equities	6-Year	Participation Rate with Cap Index Strategy	10% Buffer	Minimum Cap Rate: 30% Minimum Participate Rate: 100%
S&P 500®1	U.S. Large-Cap Equities	6-Year	Participation Rate with Cap Index Strategy	20% Buffer	Minimum Cap Rate: 24% Minimum Participate Rate: 100%
MSCI EAFE[1]	International Equities	6-Year	Participation Rate with Cap Index Strategy	20% Buffer	Minimum Cap Rate: 24% Minimum Participate Rate: 100%
Nasdaq-100[1]	U.S. Large-Cap Equities	6-Year	Participation Rate with Cap Index Strategy	20% Buffer	Minimum Cap Rate: 24% Minimum Participate Rate:100%
Russell 2000[1]	U.S. Small-Cap Equities	6-Year	Participation Rate with Cap Index Strategy	20% Buffer	Minimum Cap Rate: 24% Minimum Participate Rate: 100%

Step Rate Index Strategy
S&P 500®1	U.S. Large-Cap Equities	1-Year	Step Rate Index Strategy	10% Buffer	Minimum Step Rate: 5%
Tiered Participation Rate Index Strategy
S&P 500®1	U.S. Large-Cap Equities	6-Year	Tiered Participation Rate Index Strategy	10% Buffer	Minimum Participation Rate: 100% Maximum Tier Level: 35%
MSCI EAFE[1]	International Equities	6-Year	Tiered Participation Rate Index Strategy	10% Buffer	Minimum Participation Rate: 100% Maximum Tier Level: 35%
Dual Directional Index Strategy
S&P 500®1	U.S. Large-Cap Equities	1-Year	Dual Directional Index Strategy	10% Buffer	Minimum Cap Rate: 5%
S&P 500®1	U.S. Large-Cap Equities	6-Year	Dual Directional Index Strategy	10% Buffer	Minimum Cap Rate: 30%
S&P 500®1	U.S. Large-Cap Equities	6-Year	Dual Directional Index Strategy	15% Buffer	Minimum Cap Rate: 27%
S&P 500®1	U.S. Large-Cap Equities	6-Year	Dual Directional Index Strategy	20% Buffer	Minimum Cap Rate: 24%
1This Index is a “price return index,” not a “total return index,” and therefore does not reflect the dividends paid on the securities composing the Index, which will reduce the Index Return and may cause the Index to underperform a direct investment in the securities composing the Index.

●
Depending on the Index Strategy, the maximum amount of loss that you could experience from negative Index performance, after taking into account the current limits on Index loss provided under the Annuity, ranges from 70% (with 30% buffer) to 90% (with 10% buffer).

●	The Company does not guarantee that the Annuity will always offer Index Strategies that limit Index losses, which would mean risk of loss of the entire amount invested.

●	The Company limits the amount you can earn on an Index Strategy.

○
For Point-to-Point with Cap Rate Index Strategies, the Guaranteed Minimum Cap Rate equals 5.00% for a one-year Index Strategy Term with a 10% Buffer, 4.50% for a one-year Index Strategy Term with a 15% Buffer, and 3% for a one-year Index Strategy Term with a 30% Buffer. The Guaranteed Minimum Cap Rate equals 15.00% for a three-year Index Strategy Term with a 10% Buffer, and 12.00% for a three-year Index Strategy Term with a 20% Buffer. The Guaranteed Minimum Cap Rate equals 24.00% for a six-year Index Strategy Term with a 20% Buffer and 18% for a six-year Index Strategy Term with a 30% Buffer.

○
For Dual Directional Index Strategies, the Guaranteed Minimum Cap Rate equals 5.00% for a one-year Index Strategy Term with a 10% Buffer. The Guaranteed Minimum Cap Rate equals 30.00% for a six-year Index Strategy Term with a 10% Buffer, 27.00% for a six-year Index Strategy Term with a 15% Buffer, and 24.00% for a six-year Index Strategy Term with a 20% Buffer.

○
For Participation Rate with Cap Index Strategies, the Guaranteed Minimum Cap Rate equals 30% for a six-year Index Strategy with a 10% Buffer, and 24% for a six-year Index Strategy with a 20% Buffer and the Guaranteed Minimum Participation Rate equals 100%.

○	For Step Rate Index Strategies, the Guaranteed Minimum Step Rate equals 5% for a one-year Index Strategy with a 10% Buffer.

○	For Tiered Participation Rate Index Strategies, the Guaranteed Minimum Participation Rate equals 100% and the Guaranteed Maximum Tier Level equals 35%.

APPENDIX B – NET INVESTMENT FACTOR

The net investment factor for a Valuation Period is (a) divided by (b), less (c), where:

(a)	is the net result of:

(1)	the net asset value per share of the underlying mutual fund shares held by that Variable Sub-account at the end of the current Valuation Period plus the per share amount of any dividend or capital gain distribution declared and unpaid (accrued) by the underlying mutual fund, plus or minus

(2)	any per share charge or credit during the current Valuation Period as a provision for taxes attributable to the operation or maintenance of that Variable Sub-account.

(b)	is the net result of:

(1)	the net asset value per share of the underlying mutual fund shares held by that Variable Sub-account at the end of the preceding Valuation Period plus the per share amount of any dividend or capital gain distribution declared and unpaid (accrued) by the underlying mutual fund, plus or minus

(2)	any per share charge or credit during the preceding Valuation Period as a provision for taxes attributable to the operation or maintenance of the Variable Sub-account.

(c)	is the Insurance Charge and any applicable charge assessed against a Variable Sub-account for any optional benefit attached to this Annuity corresponding to the portion of the 365-day year (366 for a leap year) that is in the current Valuation Period.

We value the assets in the Variable Sub-account(s) at their fair market value in accordance with accepted accounting practices and applicable laws and regulations. The net investment factor may be greater than, equal to, or less than one.
B-1

APPENDIX C - IMPORTANT INFORMATION ABOUT THE INDICES

S&P 500®:
“The S&P 500 Index is a product of S&P Dow Jones Indices LLC (“SPDJI”), and has been licensed for use by Pruco Life Insurance Company. Standard & Poor’s®, S&P® and S&P 500® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by Pruco Life Insurance Company. Prudential FlexGuard Income are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices makes no representation or warranty, express or implied, to the owners of the Prudential FlexGuard Income or any member of the public regarding the advisability of investing in securities generally or in Prudential FlexGuard Income particularly or the ability of the S&P 500 Index to track general market performance. S&P Dow Jones Indices’ only relationship to Pruco Life Insurance Company with respect to the S&P 500 Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices or its licensors. The S&P 500 Index is determined, composed and calculated by S&P Dow Jones Indices without regard to Pruco Life Insurance Company or the Prudential FlexGuard Income S&P Dow Jones Indices have no obligation to take the needs of Pruco Life Insurance Company or the owners of Prudential FlexGuard Income into consideration in determining, composing or calculating the S&P 500 Index. S&P Dow Jones Indices is not responsible for and has not participated in the determination of the prices, and amount of Prudential FlexGuard Income or the timing of the issuance or sale of Prudential FlexGuard Income or in the determination or calculation of the equation by which Prudential FlexGuard Income is to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of Prudential FlexGuard Income. There is no assurance that investment products based on the S&P 500 Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice. Notwithstanding the foregoing, CME Group Inc. and its affiliates may independently issue and/or sponsor financial products unrelated to Prudential FlexGuard Income currently being issued by Pruco Life Insurance Company but which may be similar to and competitive with Prudential FlexGuard Income. In addition, CME Group Inc. and its affiliates may trade financial products which are linked to the performance of the S&P 500 Index.
S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY PRUCO LIFE INSURANCE COMPANY, OWNERS OF THE PRUDENTIAL FLEXGUARD INCOME, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBLITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND PRUCO LIFE INSURANCE COMPANY, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.”
MSCI EAFE:
THE PRUDENTIAL FLEXGUARD INCOME IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI INC. (“MSCI”). ANY OF ITS AFFILIATES, ANY OF ITS INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREA TING ANY MSCI INDEX (COLLECTIVELY, THE “MSCI PARTIES”). THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI. MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY PRUDENTIAL. NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE ISSUER OR OWNERS OF PRUDENTIAL FLEXGUARD INCOME OR ANY OTHER PERSON OR ENTITY REGARDING THE ADVISABILITY OF INVESTING GENERALLY OR PURCHASING PRUDENTIAL FLEXGUARD INCOME OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE. MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO PRUDENTIAL FLEXGUARD INCOME OR THE ISSUER OR OWNERS OF PRUDENTIAL FLEXGUARD INCOME OR ANY OTHER PERSON OR ENTITY. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUER OR OWNERS OF PRUDENTIAL FLEXGUARD INCOME OR ANY OTHER PERSON OR ENTITY INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES. NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF PRUDENTIAL FLEXGUARD INCOME TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY OR THE CONSIDERATION INTO WHICH PRUDENTIAL FLEXGUARD INCOME IS REDEEMABLE. FURTHER, NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE ISSUER OR OWNERS OF PRUDENTIAL FLEXGUARD INCOME OR ANY OTHER PERSON OR ENTITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THIS FUND.

ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES THAT MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALlTY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER OF PRUDENTIAL FLEXGUARD INCOME, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILlTY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARITES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILlTY AND FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO EACH MSCI INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILlTY OF SUCH DAMAGES. No purchaser, seller or holder of this product or any other person or entity, should use or refer to any MSCI trade name, trademark or service mark to sponsor, endorse, market or promote this product without first contacting MSCI to determine whether MSCl’s permission is required. Under no circumstances may any person or entity claim any affiliation with MSCI without the prior written permission of MSCI.
Bloomberg U.S. Intermediate Credit Index:
“Bloomberg®” and Bloomberg U.S. Intermediate Credit Index are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (“BISL”), the administrator of the index (collectively, “Bloomberg”), and have been licensed for use for certain purposes by Pruco Life Insurance Company.
Prudential FlexGuard Income is not sponsored, endorsed, sold or promoted by Bloomberg. Bloomberg does not make any representation or warranty, express or implied, to the owners of or counterparties to the Prudential FlexGuard Income or any member of the public regarding the advisability of investing in securities generally or in Prudential FlexGuard Income particularly. The only relationship of Bloomberg to Pruco Life Insurance Company is the licensing of certain trademarks, trade names and service marks and of the Bloomberg U.S. Intermediate Credit Index, which is determined, composed and calculated by BISL without regard to Pruco Life Insurance Company or Prudential FlexGuard Income. Bloomberg has no obligation to take the needs of Pruco Life Insurance Company or the owners of the Prudential FlexGuard Income into consideration in determining, composing or calculating the Bloomberg U.S. Intermediate Credit Index. Bloomberg is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Prudential FlexGuard Income to be issued. Bloomberg shall not have any obligation or liability, including, without limitation, to Prudential FlexGuard Income customers, in connection with the administration, marketing or trading of Prudential FlexGuard Income.
BLOOMBERG DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE BLOOMBERG U.S. INTERMEDIATE CREDIT INDEX OR ANY DATA RELATED THERETO AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. BLOOMBERG DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY PRUCO LIFE INSURANCE COMPANY, OWNERS OF THE PRUDENTIAL FLEXGUARD OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BLOOMBERG U.S. INTERMEDIATE CREDIT INDEX OR ANY DATA RELATED THERETO. BLOOMBERG DOES NOT MAKE ANY EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BLOOMBERG U.S. INTERMEDIATE CREDIT INDEX OR ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, TO THE MAXIMUM EXTENT ALLOWED BY LAW, BLOOMBERG, ITS LICENSORS, AND ITS AND THEIR RESPECTIVE EMPLOYEES, CONTRACTORS, AGENTS, SUPPLIERS, AND VENDORS SHALL HAVE NO LIABILITY OR RESPONSIBILITY WHATSOEVER FOR ANY INJURY OR DAMAGES—WHETHER DIRECT, INDIRECT, CONSEQUENTIAL, INCIDENTAL, PUNITIVE OR OTHERWISE—ARISING IN CONNECTION WITH THE PRUDENTIAL FLEXGUARD OR BLOOMBERG U.S. INTERMEDIATE CREDIT INDEX OR ANY DATA OR VALUES RELATING THERETO—WHETHER ARISING FROM THEIR NEGLIGENCE OR OTHERWISE, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.
Nasdaq-100 Index:
The Product(s) is not sponsored, endorsed, sold or promoted by Nasdaq, Inc., its licensors or Nasdaq or its licensors affiliates (Nasdaq, its licensors with their affiliates, are referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Product(s). The Corporations make no representation or warranty, express or implied to the owners of the Product(s) or any member of the public regarding the advisability of investing in securities generally or in the Product(s) particularly, or the ability of the Nasdaq-100 Index® to track general stock market performance. The Corporations’ only relationship to Pruco Life Insurance Company of New Jersey (“Licensee”) is in the licensing of the Nasdaq®, Nasdaq-100 Index®, NDX®, Nasdaq-100® and certain trade names of the Corporations and the use of the Nasdaq-100 Index® which is determined, composed and calculated by Nasdaq without regard to Licensee or the Product(s). Nasdaq has no obligation to take the needs of the Licensee or the owners of the Product(s) into consideration in determining, composing or calculating the Nasdaq-100 Index®. The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the Product(s) to be issued or in the determination or calculation of the equation by which the Product(s) is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Product(s). THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE Nasdaq-100 Index® OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT(S), OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE Nasdaq-100 Index® OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A

PARTICULAR PURPOSE OR USE WITH RESPECT TO THE Nasdaq-100 Index® OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
Russell 2000®
The Prudential FlexGuard – New York (the “Product”) has been developed solely by Pruco Life Insurance Company of New Jersey. The “Prudential FlexGuard – New York” are not in any way connected to or sponsored, endorsed, sold or promoted by the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”). FTSE Russell is a trading name of certain of the LSE Group companies.
All rights in the Russell 2000® (the “Index”) vest in the relevant LSE Group company which owns the Index. “Russell®” and Russell 2000® are a trade mark(s) of the relevant LSE Group company and are used by any other LSE Group company under license.
The Index is calculated by or on behalf of FTSE International Limited or its affiliate, agent or partner. The LSE Group does not accept any liability whatsoever to any person arising out of (a) the use of, reliance on or any error in the Index or (b) investment in or operation of the Prudential FlexGuard – New York. The LSE Group makes no claim, prediction, warranty or representation either as to the results to be obtained from the Prudential FlexGuard – New York or the suitability of the Index for the purpose to which it is being put by Pruco Life Insurance Company of New Jersey.

APPENDIX D - PERFORMANCE LOCK

The following Example demonstrates how an automatic Performance Lock could work. The numbers used are hypothetical.
Example: Automatic Performance Lock with Withdrawal and Reallocation
In this example, the initial premium of $100,000 is assumed to be allocated 100% in a 3-year Index Strategy term on 2/1/2022:

●	Index Strategy Start Date: 2/1/2022

●	Index Strategy End Date: 2/1/2025

●	Index Strategy Base on 2/1/2022 (A): $100,000

●	Market Index Rate on Index Strategy Start Date (C): 2%

On 2/15/2022, an automatic Performance Lock target of 10% request is received, in Good Order. No transactions occur since the Index Strategy Start Date.
On or after the date the automatic Performance Lock target is set, at the end of every Valuation Day the Performance Lock Value is calculated and compared to the Index Strategy Base to evaluate if the automatic Performance Lock target is reached. If the result is greater than or equal to the automatic Performance Lock target, then the Performance Lock is executed on that Valuation Day.
When determining whether the automatic Performance Lock target is reached, we first divide the Performance Lock Value to the Index Strategy Base and subtract by 1. The result is then compared to the automatic Performance Lock target.
Here is the date that the automatic Performance Lock target is not reached on, 6/27/2023, and no Performance Lock occurs on this Valuation Day:

●	(A): $100,000

●	Fair Value of the replicating portfolio of options under initial market conditions (B): $2,520

●	Market Index Rate on Index Strategy Start Date (C): 2%

●	Current Market Index Rate (D): 3%

●	Time to Index Strategy End Date (E): 585/365 = 1.60274

●	Fair Value of replicating portfolio of options (2): $12,250

Performance Lock Value compared to Index Strategy Base (%): [($100,000 - $2,520) + $12,250]/$100,000 – 1 = 9.73%. Since 9.73% is less 10%, no Performance Lock occurs.
Interim Value: (A – B) x [(1 + C) / (1 + D)]^E + (2) = ($100,000 - $2,520)×[(1.02/1.03)]^(1.60274) + $12,250 = $108,217.60
Here is the date that automatic Performance Lock target is reached on, 6/28/2023, and the Performance Lock is processed on this Valuation Day:

●	(A): $100,000

●	(B): $2,500

●	(C): 2%

●	(D): 3.10%

●	(E): 584/365 = 1.6000

●	(2): $12,600

Performance Lock Value compared to Index Strategy Base (%): (($100,000 - $2,500) + $12,600)/$100,000 – 1 = 10.10%. Since 10.10% is great than 10%, Performance Lock is processed.

●	Performance Lock Value: (A – B) + (2) = ($100,000 - $2,500) + $12,600 = $110,100

●	Interim Value: (A – B) x [(1 + C) / (1 + D)]^E + (2) = ($100,000 - $2,500) × [(1.02/1.031)]^(1.60) + $12,600 = $108,440.93

On 9/27/2023, a withdrawal of $10,000 occurs. The Interim Value after the Performance Lock and Performance Lock Value are calculated below:

●	(A): $100,000

●	(B): $2,500

●	(C): 2%

●	(D): 2.90%

●	(E): 493/365 = 1.35068

●	(2): $12,600

Interim Value Immediately prior to withdrawal: ($100,000 - $2,500) × [(1.02/1.029)]^(1.35068) + $12,600 = $108,949.95

●	Withdrawal % of Interim Value: $10,000/$108,949.95= 9.17853%

●	(A) after withdrawal: $100,000× (1-.0917853) = $90,821.47

●	(B) after withdrawal: $2,500× (1-.0917853) = $2,270.54

D-1

●	(C): 2%

●	(D): 2.90%

●	(E): 1.35068
●	(2) after withdrawal: $12,600× (1-.0917853) = $11,443.51

●	Performance Lock Value after withdrawal: (A – B) + (2) = ($90,821.47 - $2,270.54) + $11,443.51 = $99,994.44

●	Interim Value after withdrawal: (A – B) x [(1 + C) / (1 + D)]^E + (2) = ($90,821.47 - $2,270.54) × [(1.02/1.029)]^(1.35068) + $11,443.51 = $98,949.95

Below is partial anniversary reallocation:
On 2/1/2024, the Interim Value is calculated as follows:

●	(A): $90,821.47

●	(B): $2,270.54

●	(C): 2%

●	(D): 2.80%

●	(E): 366/365 = 1.00274

●	(2): $11,443.51

Interim Value on 2/1/2024: (A – B) x [(1 + C) / (1 + D)]^E + (2) = ($90,821.47 - $2,270.54) × [(1.02/1.028)]^(1.00274) + $11,443.51 = $99,303.45
On this Index Anniversary, a partial reallocation to a 1-year Index Strategy term on 2/1/2024 of $50,000 occurs, with 100% of the $50,000 being allocated to the new Index Strategy. For this example, we will not be tracking calculations related to this additional strategy. The impacts of the reallocation to the Interim Value and Performance Lock Value are calculated below:

●	Interim Value Immediately Prior to Reallocation: $99,303.45

●	Reallocation % of Interim Value: $50,000/$99,303.45= 50.35072%

●	(A) after reallocation: $90,821.47× (1-.5035072) = $45,092.21

●	(B) after reallocation: $2,270.54× (1-.5035072) = $1,127.31

●	(C): 2%

●	(D): 2.8%

●	(E): 1.00274

●	(2) after reallocation: $11,443.51× (1-.5035072) = $5,681.62

Performance Lock Value after reallocation: (A – B) + (2) = ($45,092.21- $1,127.31) + $5,681.62= $49,646.52
Interim Value after reallocation: (A – B) x [(1 + C) / (1 + D)]^E + (2) = ($45,092.21- $1,127.31) × [(1.02/1.028)]^(1.00274) + $5,681.62= $49,303.45
Assuming no additional transactions occur after 2/1/2024, the Interim Value will continue to be calculated at the end of each valuation day, but no change in the Performance Lock Value. At the Index Strategy End Date (2/1/2025), the Account Value is $49,646.52.
D-2

APPENDIX E – FINANCIAL INTERMEDIARY VARIATIONS

This Appendix describes variations in the availability of Investment Options, Contract benefits, and other Contract features described in this prospectus – including restrictions, limitations, and other variations – which may apply depending on the investment advisor or broker-dealer through which the Contract is sold.

Broker-Dealer	Variation
J.P. Morgan	The Maximum Issue Age is 80.
Morgan Stanley	The Maximum Issue Age is 75.
Please note that there may be other variations not included in the Appendix or otherwise described in this prospectus. Variations may be imposed by some investment advisors or broker-dealers without our knowledge. For example, your financial professional may not recommend a particular Investment Option or Benefit to you because of a decision by the Financial Professional’s broker-dealer not to offer that investment option or benefit to its customers. We have identified all financial intermediary variations that are known or reasonably available to us.
However, taking into consideration the breadth of our distribution network, we cannot obtain information about any other financial intermediary variations without unreasonable effort or expense.
You should discuss with your financial professional any limitations, restrictions, or other variations related to the Investment Options, Contract benefits, or other Contract features available to you through your financial professional.
E-1

MAILING

This prospectus describes the important features of the Annuity and provides information about Pruco Life Insurance Company of New Jersey (“Pruco Life of New Jersey”, “we”, “our”, “the Company”, or “us”) and the Pruco Life of New Jersey Flexible Premium Variable Annuity Account (Registered Separate Account).
We have filed with the Securities and Exchange Commission (SEC) a Statement of Additional Information (SAI) dated May 1, 2026 that includes additional information about the Annuity, Pruco Life of New Jersey and the Registered Separate Account. The SAI is incorporated by reference into this prospectus. The SAI is available from us, without charge, upon request. To request a copy of the SAI, to ask about your Annuity, or to make other investor inquiries, please call 1-888-PRU-2888.
We file periodic reports and other information about the Contract, the Registered Separate Account, and the Company as required under the federal securities laws. Those reports and other information about us are available on the SEC’s website at www.sec.gov, and copies of reports and other information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

The Prudential Insurance Company of America
751 Broad Street
Newark, NJ 07102-3777

Edgar Contract Identifier: C000239095; C000264451	PLNJFGNYPROS

PRUDENTIAL FLEXGUARD NEW YORK
Flexible Premium Deferred Index-Linked and Variable Annuity (“B Series”)
(“Annuity” or “Contract”)

STATEMENT OF ADDITIONAL INFORMATION: MAY 1, 2026
PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
(“Pruco Life”, “we”, “our”, the “Company”, or “us”)

PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
(the “Registered Separate Account”)
THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. THE PROSPECTUS(ES) DATED MAY 1, 2026 CONTAIN(S) INFORMATION THAT YOU SHOULD CONSIDER BEFORE INVESTING. FOR A COPY OF THE PROSPECTUS(ES) SEND A WRITTEN REQUEST TO PRUDENTIAL ANNUITIES SERVICE CENTER, P.O. BOX 7960, PHILADELPHIA, PA 19176 OR TELEPHONE 1-888-PRU-2888. YOU MAY ACCESS THE PROSPECTUS(ES) ON OUR WEBSITE AT THE LINK(S) BELOW.

Prudential FlexGuard New York: C000239095; C000264451	www.prudential.com/regdocs/PLNJ-FLEXGUARD-NY-STAT

1

GENERAL INFORMATION ABOUT PRUDENTIAL ANNUITIES
Pruco Life Insurance Company of New Jersey
Pruco Life Insurance Company of New Jersey (“Pruco Life of New Jersey”) is a stock life insurance company organized in 1982 under the laws of the State of New Jersey. It is licensed to sell life insurance and annuities in New Jersey and New York, and accordingly is subject to the laws of each of those states. Pruco Life of New Jersey is a wholly-owned subsidiary of Pruco Life Insurance Company whose parent is The Prudential Insurance Company of America (“Prudential”), a New Jersey stock life insurance company that has been doing business since 1875. Prudential is a direct wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”), a New Jersey insurance holding company.
Pruco Life of New Jersey Flexible Premium Variable Annuity Account
We have established the Pruco Life of New Jersey Flexible Premium Variable Annuity Account (the “Registered Separate Account”), to hold the assets that are associated with the Annuities. The Registered Separate Account was established under New Jersey law on May 20, 1996, and is registered with the SEC under the Investment Company Act of 1940 as a unit investment trust, which is a type of investment company. The assets of the Registered Separate Account are held in the name of Pruco Life of New Jersey, which is the issuer of the Annuity and the depositor of the Registered Separate Account. Values and benefits based on allocations to the Sub-accounts within the Registered Separate Account will vary with the investment performance of the Portfolios, as applicable. We do not guarantee the investment results of any Sub-account.
Pruco Life of New Jersey Index Strategies Separate Account
Assets supporting the Index Strategies are held in a non-insulated, non-unitized, and non-registered separate account established under Arizona law. These assets are subject to the claims of the creditors of Pruco Life and the benefits provided under the Index Strategies are subject to the claims paying ability of Pruco Life.
An Owner does not have any interest in or claim on the assets in the Separate Account. In addition, neither an Owner nor amounts allocated to the Index Strategies participate in the performance of the assets held in the Separate Account.
We are not obligated to invest according to specific guidelines or strategies except as may be required by Arizona and other state insurance laws.
SERVICE PROVIDERS
Pruco Life of New Jersey conducts the bulk of its operations through staff employed by it or by affiliated companies within the Prudential Financial family. Certain discrete functions have been delegated to non-affiliates that could be deemed “service providers” under the Investment Company Act of 1940. The entities engaged by Pruco Life of New Jersey may change over time. As of December 31, 2025, non-affiliated entities that could be deemed service providers to Pruco Life of New Jersey in connection with the Contract and/or an affiliated insurer within the Pruco Life of New Jersey business unit consisted of those set forth in the table below.

Name of Service Provider	Services Provided	Address
Broadridge Investor Communication	Proxy services and regulatory mailings	51 Mercedes Way, Edgewood, NY, 11717
Docufree Corporation	Records management and administration of annuity contracts Mail receipt/Imaging, check deposits, pricing, ad hoc mailings.	10 Ed Preate Drive, Moosic PA, 18507
EXL Service Holdings, Inc	Administration of annuity contracts	350 Park Avenue, 10th Floor, New York, NY, 10022
Guidehouse	Claim-related services	1676 International Drive Suite 800, McLean, VA, 22102
National Financial Services	Clearing and settlement services for Distributors and Carriers.	900 Salem St, Smithfield, RI, 02917
Open Text, Inc	Fax Services	2440 Sand Hill Rd. Suite 302, Menlo Park, CA, 94025
PERSHING LLC	Clearing and settlement services for Distributors and Carriers.	One Pershing Plaza, Jersey City, NJ, 07399
The Depository Trust Clearinghouse Corporation	Clearing and settlement services for Distributors and Carriers.	570 Washington Boulevard, Jersey City, NJ, 07310
Thomson Reuters	Tax reporting services	3 Times Square, New York, NY, 10036
Universal Wilde	Composition, printing, and mailing of contracts and benefit documents	135 Will Drive, Canton, MA, 02021
CONTRACT ADJUSTMENTS
INTERIM VALUE OF INDEX STRATEGIES
On each Valuation Day during the year, other than the Index Strategy Start Date and Index Strategy End Date, each Index Strategy is valued using an Interim Value. The Interim Value is used to calculate amounts available for withdrawal (including systematic withdrawals),
2

surrender, annuitization or payment of a death claim. The Interim Value also is used to determine how much the Index Strategy Base will be reduced after a withdrawal.
The Interim Value is also included in the Account Value and Surrender Value to reflect the amount in the applicable Index Strategy prior to the Index Strategy End Date. The Interim Value reflects the value of each Index Strategy taking into account the current price of the underlying Index, the time remaining until the Index Strategy End Date, and the current value of the investments we have made to fund our obligations under the Index Strategy. The Interim Value is an estimate of the current value of fixed income and derivative instruments we could purchase to assure our ability to meet our obligations to the Owner at an Index Strategy End Date. We use a portfolio of fixed income instruments and derivatives to replicate our obligations to calculate Index Credit for the Index Strategies. These derivatives are valued using the Black-Scholes Model. There are many external factors that may impact the Interim Value including changes in the Indices, changes in the interest rate environment, and volatility.
The Interim Value assesses the fair value of the assets allocated to the Index Strategy (Index Strategy Base) plus the current value of the portfolio of options utilized to replicate the performance of these Index Strategies.
The Interim Value for the applicable Index Strategy is equal to (1) + (2) where:

(1) Is the fair value of the Index Strategy Base on the Valuation Day the Interim Value is calculated. It is determined as (A - B) multiplied by [(1 + C) divided by (1 + D)]E, where:

A. The Index Strategy Base on the Valuation Day the Interim Value is calculated;

B. The fair value of the replicating portfolio of options under initial market conditions, with linear interpolation to the end of the Index Strategy Term when the value becomes zero;

C. The Market Value Index Rate on the Index Strategy Start Date;

D. The Market Value Index Rate on the Valuation Day the Interim Value is calculated; and

E. The total days remaining in the Index Strategy Term divided by 365.

(2) is the current value of the replicating portfolio of options

The fair value of the replicating portfolio of options for each Index Strategy is determined according to the following formulas:
For the Cap Rate Index Strategy, the replicating portfolio of options is equal to AMC – OMC – OMP
For the Tiered Participation Rate Index Strategy, the replicating portfolio of options is equal to AMC + [(2nd Tier Participation Rate – 1st Tier Participation Rate) x OMC] – OMP
For the Dual Directional Index Strategy, the replicating portfolio of options is equal to AMC + AMP – (OMC + 2 x OMP +Buffer x OMBP)
For Participation Rate with Cap Index Strategy, the replicating portfolio of options is equal to Participation Rate x (AMC - OMC)-OMP
For Step Rate Index Strategy, the replication portfolio of options is equal to 1000 x Step Rate x BC – OMP
Where,

●	AMC is an At-the-money call option

●	OMC is an Out-of-the-money call option

●	OMP is an Out-of-the-money put option

●	AMP is an At-the-money put option

●	OMBP is an Out-of-money binary put option

●	BC is Binary call option

When we calculate the Interim Value, we obtain market data for derivative pricing each business day from outside vendors. If these values are available and we are delayed in receiving these values, and cannot calculate a new Interim Value, we will use the prior Valuation Day’s Interim Value.

(1)	The fair value of the Index Strategy Base is meant to represent the market value of the investments supporting each Index Strategy.

The Market Value Index Rate will apply on a uniform basis for a class of Owners in the same Index Strategy and will be administered in a uniform and non-discriminatory manner.

3

The Market Value Index Rate is the Bloomberg U.S. Intermediate Credit Index rate. The Bloomberg U.S. Intermediate Credit Index is the rate for the maturity using a set duration. The duration is set to represent the duration of the investments supporting the Index Strategy and may not match the actual length of the Index Strategy.

If the Bloomberg U.S. Intermediate Credit Index yield is not published for a particular day, then we will use the yield on the next day it is published. If the Bloomberg U.S. Intermediate Credit Index yield is no longer published, or is discontinued, then we may substitute another suitable method for determining this component of the Market Value Index Rate.

(2)	Current value of the replicating portfolio of options – We utilize a fair market value methodology to value the replicating portfolio of options that support this product.

For each Index Strategy, we solely designate and value options, each of which is tied to the performance of the Index associated with the Index Strategy. We use derivatives to provide an estimate of the gain or loss on the Index Strategy Base that could occur at the end of the Index Strategy Term. This estimate also reflects the impact of the Cap Rate, Participation Rate, Tier Level, Step Rate, and Buffer at the end of the Index Strategy Term as well as the estimated cost of exiting the replicating options prior to the Index Strategy End Date. The valuation of the options is based on standard methods for valuing derivatives and based on inputs from third party vendors. The methodology used to value these options is determined solely by us and may vary, higher or lower, from other estimated valuations or the actual selling price of identical derivatives. Any variance between our estimated fair value price and other estimated or actual prices may be different from Index Strategy type to Index Strategy type and may also change from day to day.
EXAMPLES OF INTERIM VALUE CALCULATION
EXAMPLE
Index Effective Date: 12/1/2022
Purchase Payment: $600,000
Allocated to:

●	20% 1-Year Point-to-Point Cap Rate; S&P 500; Cap Rate 17%; Buffer 10%.

●	20% 1-Year Step Rate; S&P 500; Step Rate 15%; Buffer 10%.

●	15% 3-Year Point-to-Point Cap Rate; S&P 500; Cap Rate 75%; Buffer 10%.

●	15% 6-Year Dual Directional; S&P 500; Cap Rate 85%; Buffer 10%.

●	15% 6-Year Tier Participation Rate; S&P 500; Tier 1 100%; Tier 2 140%; Tier Level 30%; Buffer 10%.

●	15% 6-Year Participation Rate with Cap; S&P 500; Cap Rate 65%; Particpation Rate 120%; Buffer 20%.

On the Index Effective Date
	Point-to-Point Cap Rate	Step Rate	Point-to-Point Cap Rate	Dual Directional	Tiered Par Rate	Participation Rate with Cap
Index Strategy Term (in days)	365	365	1096	2192	2192	2192
Days Elapsed Since Index Strategy Start Date	0	0	0	0	0	0
Index Strategy Base	$120,000	$120,000	$90,000	$90,000	$90,000	$90,000
Buffer	10%	10%	10%	10%	10%	20%
Index Strategy Rate	17.0%	15.0%	75.0%	85.0%	100%/140%	65%/120%
Days until Index Strategy End Date	365	365	1096	2192	2192	2192
Market Index Rate on Index Strategy Start Date	4.97%	4.97%	4.97%	4.97%	4.97%	4.97%
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Starting Index Value	1,000
Total Account Value	$600,000
Index Return is Negative
Days Elapsed Since Index Strategy Start Date	89	89	89	89	89	89
Days Remaining in Index Strategy Term	276	276	1007	2103	2103	2103
Index Value on Calculation Date	800
Index Return on Calculation Date	-20%
Market Index Rate on Calculation Date	5.367809%	5.367809%	5.367809%	5.367809%	5.367809%	5.367809%
1. Fair Value of Index Strategy Base	$116,523.12	$115,430.79	$80,708.50	$76,698.44	$69,462.29	$75,446.22
2. Options value	($10,596.02)	($10,175.83)	($5,455.85)	($1,223.29)	$908.47	$2,398.97
Interim Value for each Strategy (1+2)	$105,927.10	$105,254.96	$75,252.65	$75,475.15	$70,370.76	$77,845.19
Total Account Value	$510,125.81
Index Return is Positive
Days Elapsed Since Index Strategy Start Date	89	89	89	89	89	89
Days Remaining in Index Strategy Term	276	276	1007	2103	2103	2103
Index Value on Calculation Date	1,200
Index Return on Calculation Date	20%
Market Index Rate on Calculation Date	5.367809%	5.367809%	5.367809%	5.367809%	5.367809%	5.367809%
1. Fair Value of Index Strategy Base	$116,523.12	$115,430.79	$80,708.50	$76,698.44	$69,462.29	$75,446.22
2. Options value	$13,925.74	$13,284.78	$24,472.06	$23,682.45	$40,599.49	$22,250.40
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Interim Value for each Strategy (1+2)	$130,448.86	$128,715.57	$105,180.56	$100,380.89	$110,061.78	$97,696.62
Total Account Value	$672,484.28
A separate Interim Value calculation will apply for Annuities where a Performance Lock has been executed. This calculation is shown below and an example of the calculation of Interim Value after a Performance Lock is provided in the Prospectus.
CALCULATION OF THE INTERIM VALUE AFTER A PERFORMANCE LOCK:
The Interim Value after a Performance Lock for the applicable Index Strategy is equal to [(1) + (2)], where:
1.is the fair value of the Index Strategy Base of an Index Strategy as of the Performance Lock Date, adjusted for withdrawals and reallocations, with a current Valuation Day adjustment for any changes in the Market Value Index Rate. It is determined as (A – B) x [(1 + C) / (1 + D)]^E, where:

A = the Index Strategy Base as of the Performance Lock Date adjusted for withdrawals and reallocations

B = the fair value of the replicating portfolio of options under initial market conditions, with linear interpolation to the end of the Index Strategy Term as of the Performance Lock Date adjusted for withdrawals and reallocations.

C = the Market Value Index Rate at the Index Start Date;

D = the Market Value Index Rate at the current date; and

E = the total days remaining in the Index Strategy Term divided by 365

2. is the fair value of the replicating portfolio of options as of the Performance Lock Date adjusted for withdrawals and reallocations.
PRINCIPAL UNDERWRITER/DISTRIBUTOR - PRUDENTIAL ANNUITIES DISTRIBUTORS, INC.
Prudential Annuities Distributors, Inc. (PAD), a wholly owned subsidiary of Prudential Insurance Company of America, is the distributor and principal underwriter of the Annuities offered through this prospectus. PAD acts as the distributor of a number of annuity and life insurance products and the AST Portfolios. PAD’s principal business address is One Corporate Drive, Shelton, Connecticut 06484. PAD is registered as a broker/dealer under the Securities Exchange Act of 1934 (Exchange Act) and is a member of the Financial Industry Regulatory Authority (FINRA). The Annuity is offered on a continuous basis. PAD enters into distribution agreements with unaffiliated broker-dealers who are registered under the Exchange Act (collectively, “Firms”). Applications for the Annuities are solicited by registered representatives of the Firms. PAD utilizes a network of its own registered representatives to wholesale the Annuities to Firms. Because the Annuities offered through this prospectus are insurance products as well as securities, all registered representatives who sell the Annuities are also appointed insurance agents of Pruco Life of New Jersey.
With respect to all individual annuities issued by Pruco Life of New Jersey, PAD received commissions as follows: 2025: $67,942,840; 2024: $75,295,042; and 2023: $42,223,009. PAD retained none of those commissions.
In connection with the sale and servicing of the Annuities, Firms may receive cash compensation and/or non-cash compensation. Cash compensation includes discounts, concession, fees, service fees, commissions, asset-based sales charges, loans, overrides, or any cash employee benefit received in connection with the sale and distribution of variable contracts. Non-cash compensation includes any form of compensation received in connection with the sale and distribution of variable contracts that is not cash compensation, including but not limited to merchandise, gifts, travel expenses, meals and lodging.
Under the selling agreements, cash compensation in the form of commissions is paid to Firms on sales of the Annuities according to one or more schedules. The selling registered representative will receive all or a portion of the cash compensation, depending on the practice of his or her Firm. Commissions are generally based on a percentage of Purchase Payments made, up to a maximum of 6%. Alternative compensation schedules are available that generally provide a lower initial commission plus ongoing quarterly compensation based on all or a portion of Account Value. We may also provide cash compensation to the distributing Firm for providing ongoing service to you in relation to the Annuities. These payments may be made in the form of percentage payments based upon “Assets under Management” or “AUM,” (total assets), subject to certain criteria in certain Pruco Life of New Jersey products. These payments may also be made in the form of percentage payments based upon the total amount of money received as Purchase Payments under Pruco Life of New Jersey annuity products sold through the Firm.
6

In addition, in an effort to promote the sale of our products (which may include the placement of Pruco Life of New Jersey and/or the Annuities on a preferred or recommended company or product list and/or access to the Firm’s registered representatives), we, or PAD, may enter into non-cash compensation arrangements with certain Firms with respect to certain or all registered representatives of such Firms under which such Firms may receive fixed payments or reimbursement. These types of fixed payments are made directly to or in sponsorship of the Firm and may include, but are not limited to payment for: training of sales personnel; marketing and/or administrative services and/or other services they provide to us or our affiliates; educating customers of the firm on the features of the Annuities; conducting due diligence and analysis; providing office access, operations, systems and other support; holding seminars intended to educate registered representatives and make them more knowledgeable about the Annuities; conferences (national, regional and top producer); sponsorships; speaker fees; promotional items; a dedicated marketing coordinator; priority sales desk support; expedited marketing compliance approval and preferred programs to PAD; and reimbursements to Firms for marketing activities or other services provided by third-party vendors to the Firms and/or their registered representatives. To the extent permitted by FINRA rules and other applicable laws and regulations, we or PAD may also pay or allow other promotional incentives or payments in other forms of non- cash compensation (e.g., gifts, occasional meals and entertainment, sponsorship of due diligence events). Under certain circumstances, Portfolio advisors/subadvisors or other organizations with which we do business (“Entities”) may also receive incidental non-cash compensation, such as meals and nominal gifts. The amount of this non-cash compensation varies widely because some may encompass only a single event, such as a conference, and others have a much broader scope.
Cash and/or non-cash compensation may not be offered to all Firms and Entities and the terms of such compensation may differ between Firms and Entities. In addition, we or our affiliates may provide such compensation, payments and/or incentives to Firms or Entities arising out of the marketing, sale and/or servicing of variable annuities or life insurance offered by different Prudential business units.
The lists below include the names of the Firms and Entities that we are aware (as of December 31, 2025) received compensation with respect to our annuity business generally during 2025 (or as to which a payment amount was accrued during 2025). The Firms and Entities listed include those receiving non-cash and/or cash compensation (as indicated below) in connection with marketing of products issued by Pruco Life Insurance Company and Pruco Life of New Jersey. Your registered representative can provide you with more information about the compensation arrangements that apply upon request. In addition, such other selling Firms may, on a going forward basis, receive substantial compensation that is not reflected in this 2025 retrospective depiction. During 2025, non-cash compensation received by Firms and Entities ranged from $19.20 to $1,183,488.83. During 2025, cash compensation received by Firms ranged from $1.50 to $31,403,206.30.
All of the Firms and Entities listed below received non-cash compensation during 2025. In addition, Firms in bold also received cash compensation during 2025.

AE Financial Services
AFS Securities, LLC
AGP - Alliance Global Partners
Alera Group
Alerus
Alexander Capital
Alliance Bernstein, L.P.
Allred Wealth Management
Allstate Financial Srvcs, LLC
Ambassador Wealth Management
American Strategic Advisors
Ameriprise Financial, Inc.
Ameritas Investment Corp.
AMUNI Financial, Inc.
Anderson Financial Services
Arete Wealth Management
Arkadios Capital LLC
Ascent Wealth Partners
Assured Partners
Atria Network
Ausdal Financial Partners, Inc.
Avantax Investment Services
B. Riley Wealth Management inc.

Bancwest Investment Srvcs, Inc
Bankers Life
BCG Securities, Inc.
BDOPS
Beaconsfield Financial Services
Benchmark Financial Wealth Advisors, LLC
Benjamin F. Edwards & Company, Inc.
Berthel Fisher & Company
BMO Capital Markets Corp
Bowers Digmann Financial
Bridgehaven Financial
Brighthouse Financial
Brooklight Place Securities, Inc.
Cadaret, Grant & Co., Inc.
Calton & Associates, Inc
Cambridge Investment Research, Inc.
Canandaguia Bank
Cantella & Co., Inc.
Capital Investment Group, Inc.
Capital Synergy Partners
Capital Wealth Partners Inc
Capitol Securities Management, Inc.
Carlson Financial Group

Carlton & Associates, Inc.
Cassidy & Company
Centaurus Financial, Inc.
Century Financial & Insurance Services
Cetera Advisor Network LLC
CFD Investments
Chelsea Financial
Citigroup Global Markets Inc.
Citizens Securities, Inc.
Claricity Wealth & Planning
Clark Capital Management Group
Coastal One
Commonwealth Financial Network
Compak Securities
Concorde Investment Services, LLC
Concourse Financial Group Securities Inc
Cooley & Labas Financial Advisors
Copper Financial
Cornerstone Financial Services
Creativeone
CRUMP
CUNA Brokerage Svcs, Inc.
CUSO Financial Services, L.P.
7

CW Securities
Cypress CU
D.A. Davidson
David Lerner and Associates
Dawson & Bertran Investment Advisors
DayMark Wealth Partners
Delaware Life
DFPG Investments LLC
Dimensional Fund Advisors Ltd
Discipline Advisors
Due Diligence Works
DWS
EBH Securities
Edward Jones & Co.
Emerson Equity LLC
Empower Credit Union
Envestnet
Equitable Advisors, LLC
Equity Services, Inc.
ESL Investment Services
Excel Securities & Assoc.
Feldman Financial Group
FID X
Fidelity Investments
Fifth Third Bank
Financial Focus Group
Financial Security Management, Inc
First Asset Financial
First Heartland Capital, Inc.
Fortune Financial Services, Inc.
Franklin Templeton
Frontier Asset
Frost Brokerage Services Inc
Garden State Securities, Inc.
Geneos Wealth Management, Inc.
Glass Financial Advisors
GLOBALINK SECURITIES, INC.
Goldberg, Clouse & Edgell, LLC
Goldman Sachs
Gradient Securities, LLC
Great America
Grove Point Investments
Guardian Wealth Strategies, LLC
GWN Securities, Inc.
Halley-Dodson Insurance

Halliday Financial LLC
Hantz Financial Services, Inc.
HARBOR FINANCIAL SERVICES LLC
Hazard & Siegel, Inc.
Hilltop Securities Inc.
Horan
Horizon Financial Resources, LLC
Hornor, Townsend & Kent, Inc.
Hudson Valley Credit Union
Hunter Insurance & Financial Services
Huntleigh Securities
IBN Financial Services, Inc.
iCapital
Income & Asset Advisory
Independence Capital Co. Inc
Independent Financial Grp, LLC
Infinity Wealth Management
Innovation Partners
Intervest
Invesco
J.W. Cole Financial, Inc.
J.P. Morgan
Jackson National Life
Janney Montgomery Scott, LLC.
Jennison Associates
Kestra Financial, Inc.
Key Investment Services LLC
Kingswood Capital Management
Kneeland Advisors
Kovack Securities, Inc.
Kress Financial
Larson Financial Securities
LaSalle St. Securities LLC
LAX and Company
Lebenthal Wealth Advisors, LLC
Leigh Baldwin & Company, LLC
LEXVO Wealth Mgmt
Lifemark Corporation
Lincoln Investment Planning
Lion Street
LM Kohn
LPL Financial Corporation
Lyons Bank
M Holdings Securities, Inc
M&T Securities

Madison Advisors
Madison Avenue Securities
MAP Estate Planning
Mehta & Associates
Mercer Allied Company L.P.
Merrill Lynch
MFS Investment Management
MML Investors Services, Inc.
Moloney Securities
Money Concepts Capital Corp.
Morgan Stanley Smith Barney
Morris Group
Mutual of Omaha Insurance Company
Mutual Securities, Inc
NACK
National Securities Corp.
Nations Financial Group, Inc.
Nationwide Planning Associates
NBC Securities
NBT Bank
Neuberger Berman
Newbridge Securities
Next Financial Group, Inc.
North Ridge Wealth Planning LLC
North Star Consultants, Inc.
Northeast Financial Network
NORTHLAND SECURITIES INC
NORTHWESTERN MUTUAL INVESTMENT SERVICES LLC
O.N. Equity
Oberlin Marketing Inc
Octavia
OMNI FINANCIAL SECURITIES
OneAmerica Securities, Inc.
ONESCO
OPPENHEIMER & CO, INC.
Osaic Institutions
OSAIC Wealth
Packerland Brokerage Svcs, Inc
Park Avenue Securities, LLC
Parkland Securities
Peak Brokerage Services
Pinnacle Investments, LLC
Planmember Securities Corporation
PNC Investments, LLC
8

Premier Financial Network
Premier Securities of America Inc.
Prime Financial Services
Principal Securities, Inc.
Private Client Services, LLC
Prospera Financial Services, Inc
Purshe Kaplan Sterling Investments
Q6 Advisors, Inc.
Queen City
Ranu Insurance Agency Inc
Raymond James Financial Svcs
RBC CAPITAL MARKETS CORPORATION
Regal Securities, Inc.
Regions Bank
Regulus Financial Group
Rehmann Financial
Ridgewood Wealth Management LLC
Riegel Financial
RNR Securities, L.L.C.
Robert W. Baird & Co., Inc.
Rundahl Financial Consultants
Sage Rutty & Co. Inc.
Saltzman Associates
Sanctuary Securities
Saxony Securities, Inc.

Scarborough Capital Management
Securities Management & Research, Inc.
Sigma Financial Corporation
Signature Financial Group
Silver Oak Securities Inc
Skyline
Steele Wealth Management, Inc.
Step Stone Group
Stifel Nicolaus & Co.
Stonex Securities
Strategic Fin Alliance Inc
Strategic Wealth Management Group, LLC
Strellner Financial Group
Summit Financial Group
T. Rowe Price Group, Inc.
TFS Securities, Inc.
The Investment Center
The Leaders Group
The O.N. Equity Sales Co.
The Tschetter Group
The Windmill Group
Tim Hall Financial Services
Tompkins Bank
Town & Country Wealth Management
TransAmerica Financial Advisors, Inc.

Travis Financial Services LLC
TruChoice Financial
TrueBlue Financial
Truist Investment Services Inc.
TRUSTMONT FINANCIAL GROUP, INC.
Truvium Wealth Management, LLC
UBS Financial Services, Inc.
United Planners Fin. Serv.
US Bank
US Bank Advisors
USA Financial Securities Corp.
VALIC FINANCIAL ADVISORS, INC.
Valmark Securities
Valued Capital Advisors
Vanderbilt Securities Inc
VANDERBILT SECURITIES LLC
Vesta Wealth Advisors
Vestech Securities, Inc.
VOYA Financial Advisors
Wellington Management
Wells Fargo Advisors LLC
WELLS FARGO ADVISORS LLC - WEALTH
WesBanco Securities Inc.
Western International Securities, Inc.
Winslow Evans and Crocker
MISSTATEMENT OF AGE OR SEX
If there has been a misstatement of the age and/or sex of any person upon whose life annuity payments or the minimum death benefit is based, we make adjustments to conform to the facts. As to annuity payments: (a) any underpayments by us will be remedied on the next payment following correction; and (b) any overpayments by us will be charged against future amounts payable by us under your Annuity.
FINANCIAL STATEMENTS
The financial statements of Pruco Life of New Jersey Flexible Premium Variable Annuity Account are incorporated into this Statement of Additional Information by reference to the latest financial statements on Form N-VPFS for the Pruco Life of New Jersey Flexible Premium Variable Annuity Account as filed with the SEC on April 9, 2026. The financial statements of Pruco Life Insurance Company of New Jersey are incorporated by reference to its annual report for the year ending December 31, 2025 on Form 10-K as filed with the SEC on March 6, 2026. Such financial statements have been audited by PricewaterhouseCoopers LLP (“PwC”), an independent registered public accounting firm. PwC’s principal business address is 300 Madison Avenue, New York, NY 10017-6204.
9

PART C
333-267234; 333-288815
OTHER INFORMATION
ITEM 27. EXHIBITS:

(a)
Resolution of the Board of Directors of Pruco Life Insurance Company of New Jersey establishing the Pruco Life of New Jersey Flexible Premium Variable Annuity Account. Incorporated by reference to Form N-4, Registration No. 333-18117, filed December 18, 1996 on behalf of the Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(b)	Not Applicable.
(c)(1)
Distribution and Principal Underwriting Agreement between Pruco Life Insurance Company of New Jersey and Prudential Annuities Distributors, Inc. Incorporated by reference to Form S-3/A, Registration No. 333-220098, filed September 29, 2017 on behalf of the Pruco Life Insurance Company of New Jersey.

(2)
Specimen Affiliated Insurer Amendment to Selling Agreement. Incorporated by reference to Pre-Effective Amendment No. 1 to Registration No. 333-162678, filed February 3, 2010 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(3)
List of Broker Dealers selling under original Selling Agreement. Incorporated by reference to Post-Effective Amendment No. 1, Form N-4, Registration No. 333-162678, filed April 19, 2010 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(4)
List of Broker Dealers that executed Amendment to Selling Agreement. Incorporated by reference to Post-Effective Amendment No. 1, Form N-4, Registration No. 333-162678, filed April 19, 2010 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(d)(1)
Variable Annuity Contract (P-RILA-B-IND(7-22)-NY). Incorporated by reference to Registration No. 333-267234, filed on September 1, 2022 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity.

(2)
Annuity Schedule Page for B Contract (P-RILA-SCH-B(7-22)-NY). Incorporated by reference to Registration No. 333-267234, filed on September 1, 2022 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity.

(3)
Return of Purchase Payments Death Benefit Rider for B Contract (P-RID-RILA-ROP(7-22)-NY). Incorporated by reference to Registration No. 333-267234, filed on September 1, 2022 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity.

(4)
Medically Related Surrender Endorsement (P-END-MRS(7-22)-NY). Incorporated by reference to Registration No. 333-267234, filed on September 1, 2022 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity.

(5)
Point to Point with Cap Index Strategy Endorsement (P-END-RILA-P2P (7-22)-NY). Incorporated by reference to Registration No. 333-267234, filed on September 1, 2022 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity.

(6)
Tiered Participation Rate Index Strategy Endorsement (P-END-RILA-TPAR (7-22)-NY). Incorporated by reference to Registration No. 333-267234, filed on September 1, 2022 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity.

(7)
Performance Lock Indexed Linked Variable Annuity Endorsement (P-END-PL(7-22)-NY). Incorporated by reference to Registration No. 333-267234, filed on September 1, 2022 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity.

(8)
Dual Directional Index Strategy Endorsement (P-END-RILA-DD(7-23)-NY). Incorporated by reference to Registration No. 333-267234, filed on April 10, 2025 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity.

(9)	Step Rate Index Strategy Endorsement (FG-SR(11/25)-NY). Incorporated by reference to Registration No. 333-288815, filed on January 13, 2026 on behalf of Pruco Life Insurance Company of New Jersey.
(10)
Participation Rate With Cap Index Strategy Endorsement (FG-PAR(11/25)-NY). Incorporated by reference to Registration No. 333-288815, filed on January 13, 2026 on behalf of Pruco Life Insurance Company of New Jersey.

(11)	Continuation by a Retirement Account holding the Annuity for the benefit of the spouse of the Annuitant subsequent to the Annuitant’s death Endorsement (P-END-ENT(2/10)-NY). Filed Herewith
(12)	Individual Retirement Annuity Endorsement (P-END-IRA(5/20)-NY). Filed Herewith.
(13)	ROTH Individual Retirement Annuity Endorsement (P-END-ROTH(5/20)-NY). Filed Herewith.
(14)
Index Strategies Specifications Schedule (P-RILA-SCH-SPC(7-23)-NY). Incorporated by reference to Registration No. 333-267234, filed on April 10, 2025 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity.

(e)(1)
Prudential FlexGuard Indexed Variable Annuity Application (P-RILA-APP (7_22)-NY). Incorporated by reference to Registration No. 333-267234, filed on September 1, 2022 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity.

(f)(1)
Certificate of Incorporation of Pruco Life Insurance Company of New Jersey, (as amended through March 11, 1983) is incorporated by reference to Post-Effective Amendment No. 40 to Registration No. 002-89780, filed April 21, 2009 on behalf of the Pruco Life of New Jersey Variable Appreciable Account.

(2)
By-laws of Pruco Life Insurance Company of New Jersey (as amended through August 4, 1999) incorporated by reference to Post-Effective Amendment No. 40 to Registration No. 002-89780 filed April 21, 2009 on behalf of the Pruco Life of New Jersey Variable Appreciable Account.

(3)
Certificate of Amendment to the Certificate of Incorporation of Pruco Life Insurance Company of New Jersey dated October 1, 2012 is incorporated by reference to Post-Effective Amendment No. 47 to Registration No. 002-89780, filed April 10, 2015 on behalf of Pruco Life Insurance Company of New Jersey Variable Appreciable Account.

(4)
Certificate of Amendment to the Certificate of Incorporation of Pruco Life Insurance Company of New Jersey dated September 3, 2019 is incorporated by reference to the Annual Report on Form 10-K for the year ended December 31, 2019, Registration No. 333-18053 filed March 5, 2020, on behalf of Pruco Life Insurance Company of New Jersey.

(5)
Certificate of Amendment to the Certificate of Incorporation of Pruco Life Insurance Company of New Jersey dated February 12, 1998 is incorporated by reference to Post-Effective Amendment No. 40 to Registration Statement 002-89780, filed April 21, 2009 on behalf of the Pruco Life of New Jersey Variable Appreciable Account.

(g)	Combination Coinsurance and Modified Coinsurance Agreement Effective April 1, 2016 between Pruco Life Insurance Company of New Jersey and The Prudential Insurance Company of America. Filed Herewith.
(h)(1)
Shareholder Information Agreement (Sample Rule 22c-2). Incorporated by reference to Post-Effective Amendment No. 3 to Registration No. 333-131035, filed April 19, 2007 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(2)
Fund Participation Agreement dated May 1, 2005, by and among Pruco Life Insurance Company of New Jersey, The Prudential Series Fund, Inc., Prudential Investments LLC, and Prudential Investment Management Services LLC. Incorporated by reference to Post-Effective Amendment No. 9 to Registration No. 333-192702, filed April 9, 2018 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(3)
Amendment No. 6 dated April 1, 2020, to Participation Agreement by and among MFS Variable Insurance Trust, MFS Variable Insurance Trust II, MFS Variable Insurance Trust III, MFS Fund Distributors, Inc. and Pruco Life Insurance Company. Incorporated by reference to Post-Effective Amendment No. 11 to Registration No. 333-192702, filed April 7, 2020 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(i)	Not Applicable.
(j)	Not Applicable.
(k)	Opinion of Counsel. Filed Herewith.
(l)	Written Consent of Independent Registered Public Accounting Firm. Filed Herewith.
(m)	Not Applicable.
(n)	Not Applicable.
(o)	Initial Summary Prospectus. Incorporated by reference to Registration No. 333-288815, filed on January 13, 2026 on behalf of Pruco Life Insurance Company of New Jersey.
(p)	Powers of Attorney: Reshma V. Abraham, Markus Coombs, Alan M. Finkelstein, Scott E. Gaul, Bradley O. Harris, and Salene Hitchcock-Gear. Filed Herewith.
(q)	Not Applicable.
(r)	Historical Current Limits on Index Gains. Filed Herewith.

(101)(SCH XBRL)	Taxonomy Extension Schema
(101)(DEF XBRL)	Taxonomy Extension Definition Linkbase
(101)(LAB XBRL)	Taxonomy Extension Label Linkbase
(101)(PRE XBRL)	Taxonomy Extension Presentation Linkbase

ITEM 28. DIRECTORS AND OFFICERS OF THE INSURANCE COMPANY:

NAME AND PRINCIPAL BUSINESS ADDRESS	POSITION AND OFFICES WITH INSURANCE COMPANY
Reshma V. Abraham 213 Washington Street Newark, New Jersey 07102	Director and Vice President
Markus Coombs 655 Broad Street Newark, New Jersey 07102	Director, Chief Accounting Officer, Chief Financial Officer, and Vice President
Alan M. Finkelstein 751 Broad Street Newark, New Jersey 07102	Director and Treasurer
Scott E. Gaul One Corporate Drive Shelton, Connecticut 06484	Director, President and Chief Executive Officer
Bradley O. Harris 751 Broad Street Newark, New Jersey 07102	Director
Salene Hitchcock-Gear 213 Washington Street Newark, New Jersey 07102	Director
Daniel T. McNulty 600 Office Center Drive, Apex Office Park Fort Washington, Pennsylvania 19034	Chief Compliance Officer, Variable Life & Variable Annuities Registered Separate Accounts
Karen M. Sills 280 Trumbull Street Hartford, Connecticut 06103	Chief Legal Officer, Vice President and Secretary
Matthew Silver 213 Washington Street Newark, New Jersey 07102	Chief Actuary and Senior Vice President
ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE INSURANCE COMPANY OR THE REGISTERED SEPARATE ACCOUNT:
The Registered Separate Account may be deemed to be under common control (or where indicated, identical to) the following separate accounts that are sponsored either by Pruco Life Insurance Company of New Jersey (“Pruco Life of New Jersey”) or an insurer that is an affiliate of Pruco Life of New Jersey: The Prudential Discovery Premier Group Variable Contract Account, The Prudential Variable Appreciable Account, The Prudential Individual Variable Contract Account, The Prudential Variable Contract Account GI-2, The Prudential Qualified Individual Variable Contract Account, The Prudential Variable Contract Account-24, The Prudential Discovery Select Group Variable Annuity Contract Account (separate accounts of Prudential); the Pruco Life Flexible Premium Variable Annuity Account; the Pruco Life PRUvider Variable Appreciable Account; the Pruco Life Variable Universal Account, the Pruco Life Variable Insurance Account, the Pruco Life Variable Appreciable Account, the Pruco Life Single Premium Variable Life Account, the Pruco Life Single Premium Variable Annuity Account (separate accounts of Pruco Life); the Pruco Life of New Jersey Flexible Premium Variable Annuity Account; the Pruco Life of New Jersey Variable Insurance Account, the Pruco Life of New Jersey Variable Appreciable Account, the Pruco Life of New Jersey Single Premium Variable Life Account, and the Pruco Life of New Jersey Single Premium Variable Annuity Account (separate accounts of Pruco Life Insurance Company of New Jersey (“Pruco Life of New Jersey”)). Pruco Life, a life insurance company organized under the laws of Arizona, is a direct wholly-owned subsidiary of The Prudential Insurance Company of America and an indirect wholly-owned subsidiary of Prudential Financial, Inc. Pruco Life of New Jersey, a life insurance company organized under the laws of New Jersey, is a direct wholly-owned subsidiary of Pruco Life, and an indirect wholly-owned subsidiary of Prudential Financial, Inc.
The subsidiaries of Prudential Financial Inc. (“PFI”) are listed under Exhibit 21.1 of the Annual Report on Form 10-K of PFI (Registration No. 001-16707), filed on February 12, 2026, the text of which is hereby incorporated by reference. In addition to those subsidiaries, Prudential holds all of the voting securities of Prudential’s Gibraltar Fund, Inc., a Maryland corporation, in three of its separate accounts. Prudential’s Gibraltar Fund, Inc. is registered as an open-end, diversified, management investment company under the Investment Company Act of 1940 (the “Act”). The separate accounts listed above are registered as unit investment trusts under the Act. The Registered Separate Account may also be deemed to be under common control with The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, and The Prudential Variable Account Contract Account-11, (separate accounts of The Prudential Insurance Company of America which are registered as open-end, diversified management investment companies).
ITEM 30. INDEMNIFICATION:
Pruco Life Insurance Company of New Jersey (“Pruco Life of New Jersey”, “PLNJ”), in conjunction with certain of its affiliates, maintains insurance on behalf of any person who is or was a trustee, director, officer, employee, or agent of Pruco Life of New Jersey, or who is or was serving at the request of Pruco Life of New Jersey as a trustee, director, officer, employee or agent of such other affiliated trust or corporation, against any liability asserted against and incurred by him or her arising out of his or her position with such trust or corporation.
New Jersey, being the state of organization of PLNJ, permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations. The relevant provisions of New Jersey law permitting indemnification can be found in Section 14A:3-5 of the New Jersey Statutes Annotated. The text of PLNJ’s By-law, Article V, which relates to indemnification of officers and directors, is incorporated by reference to Exhibit 1A(6)(c) to Form S-6 filed August 13, 1999 on behalf of the Pruco Life of New Jersey Variable Appreciable Account.
Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”) may be permitted to directors, officers and controlling persons of PLNJ pursuant to the foregoing provisions or otherwise, PLNJ has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by PLNJ of expenses incurred or paid by a director, officer or controlling person of PLNJ in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, PLNJ will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.
ITEM 31. PRINCIPAL UNDERWRITERS:
(a) Prudential Annuities Distributors, Inc. (PAD)
PAD serves as principal underwriter for variable annuities issued by various insurance companies. The separate accounts of those insurance companies, through which the bulk of the variable annuities are issued, are the Pruco Life Flexible Premium Variable Annuity Account, the Pruco Life of New Jersey Flexible Premium Variable Annuity Account, The Prudential Qualified Individual Variable Contract Account, The Prudential Individual Variable Contract Account, Prudential’s Annuity Plan Account, Prudential’s Investment Plan Account, and Prudential’s Annuity Plan Account-2. In addition, PAD serves as principal underwriter for variable annuities issued by Fortitude Life Insurance & Annuity Company and its Fortitude Life Insurance & Annuity Company Variable Account B.
(b) Information concerning the directors and officers of PAD is set forth below:

NAME	POSITIONS AND OFFICES WITH UNDERWRITER
Suzanne Amari One Corporate Drive Shelton, Connecticut 06484	Director
Kevin M. Brayton 280 Trumbull Street Hartford, Connecticut 06103	Senior Vice President and Director
Tracey Carroll One Corporate Drive Shelton, Connecticut 06484	President and Director
Jessica Conley 600 Office Center Drive Apex Office Park Fort Washington, Pennsylvania 19034	Vice President
Markus Coombs 655 Broad Street Newark, New Jersey 07102	Director
Scott P. Haggerty One Corporate Drive Shelton, Connecticut 06484	Chairman, Chief Executive Officer and Director
Tiffany Khan 751 Broad Street Newark, New Jersey 07102	Anti-Money Laundering Officer
Donald Mallavia One Corporate Drive Shelton, Connecticut 06484	Director
Shane T. McGrath One Corporate Drive Shelton, Connecticut 06484	Chief Compliance Officer and Vice President
Frank Papasavas 655 Broad Street Newark, New Jersey 07102	Treasurer

NAME	POSITIONS AND OFFICES WITH UNDERWRITER
Robert P. Smit 751 Broad Street Newark, New Jersey 07102	Chief Financial Officer and Controller
Jordan Thomsen 751 Broad Street Newark, New Jersey 07102	Chief Legal Officer and Secretary
(c) Commissions received by PAD during 2025 with respect to all individual annuities issued by Pruco Life of New Jersey.

NAME OF PRINCIPAL UNDERWRITER	NET UNDERWRITING DISCOUNTS AND COMMISSIONS	COMPENSATION ON REDEMPTION	BROKERAGE COMMISSIONS	COMPENSATION
Prudential Annuities Distributors, Inc.*	$67,942,840	$-0-	$-0-	$-0-
*	PAD did not retain any of these commissions.
ITEM 31A. INFORMATION ABOUT CONTRACTS WITH INDEX-LINKED OPTIONS AND FIXED OPTIONS SUBJECT TO A CONTRACT ADJUSTMENT:
(a) As of December 31, 2025:

Name of the Contract	Number of Contracts Outstanding	Total Value Attributable to the Index-Linked Option and/or Fixed Option subject to an Adjustment	Number of Contracts Sold During the Prior Calendar Year	Gross Premiums Received During the Prior Calendar Year	Amount of Contract Value Redeemed During the Prior Calendar Year	Combination Contract
FlexGuard New York	8,666	$2,088,852,418.00	3,400	$745,717,649.00	$-16,386,093.00	Yes
(b) See Exhibit 27(r)
ITEM 32. LOCATION OF ACCOUNTS AND RECORDS:
Provided in the Registered Separate Account’s most recent report on Form N-CEN.
ITEM 33. MANAGEMENT SERVICES:
None.
ITEM 34. FEE REPRESENTATION AND UNDERTAKINGS:
With regard to the offering of the Variable Options, the Company hereby represents that the fees and charges deducted under the contracts described in this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.
With regard to the offering of the Index Strategies under this registration statement, the Company undertakes:

(1)	To file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement to include any prospectus required by section 10(a)(3) of the Securities Act; and

(2)	That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Newark and State of New Jersey on this 9th day of April, 2026.

PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT (REGISTERED SEPARATE ACCOUNT)
By:	Scott E. Gaul*
Scott E. Gaul President and Chief Executive Officer
PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY (INSURANCE COMPANY)
By:	Scott E. Gaul*
Scott E. Gaul President and Chief Executive Officer
SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

SIGNATURE	TITLE
Reshma V. Abraham* Reshma V. Abraham	Director and Vice President	April 9, 2026
Markus Coombs* Markus Coombs	Chief Financial Officer, Chief Accounting Officer, Vice President and Director	April 9, 2026
Alan M. Finkelstein* Alan M. Finkelstein	Director and Treasurer	April 9, 2026
Scott E. Gaul* Scott E. Gaul	Director, President and Chief Executive Officer	April 9, 2026
Bradley O. Harris* Bradley O. Harris	Director	April 9, 2026
Salene Hitchcock-Gear* Salene Hitchcock-Gear	Director	April 9, 2026

By:	/s/ Richard H. Kirk
Richard H. Kirk
*	Executed by Richard H. Kirk on behalf of those indicated pursuant to Power of Attorney.